                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number    811-02224
                                    --------------------------------------------

                           MML Series Investment Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

        1295 State Street, Springfield, MA                        01111
--------------------------------------------------------------------------------
     (Address of principal executive offices)                   (Zip code)

        David W. O'Leary
        1295 State Street, Springfield, MA                        01111
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  413-788-8411
                                                    ------------------

Date of fiscal year end:    12/31/2004
                          -------------------

Date of reporting period:    6/30/2004
                           -----------------

ITEM 1. REPORTS TO STOCKHOLDERS.

       (Semi-Annual Report for the period 1/1/04 through 6/30/04 is filed herewith)

MML SERIES INVESTMENT FUND

SEMIANNUAL REPORT
FOR THE PERIOD ENDED
JUNE 30, 2004

[GRAPHIC]

MML MONEY MARKET FUND
MML MANAGED BOND FUND
MML BLEND FUND
MML EQUITY FUND

[MASSMUTUAL FINANCIAL GROUP(SM) LOGO]

YOU CAN'T PREDICT. YOU CAN PREPARE.(R)

INVEST
INSURE
RETIRE

TABLE OF CONTENTS

LETTER TO SHAREHOLDERS                                                                  1

PORTFOLIO OF INVESTMENTS AS OF JUNE 30, 2004
   MML Money Market Fund                                                               11
   MML Managed Bond Fund                                                               12
   MML Blend Fund                                                                      18
   MML Equity Fund                                                                     28

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2004                                34
   MML Money Market Fund
   MML Managed Bond Fund
   MML Blend Fund
   MML Equity Fund

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2004                         35
   MML Money Market Fund
   MML Managed Bond Fund
   MML Blend Fund
   MML Equity Fund

STATEMENT OF CHANGES IN NET ASSETS FOR THE SIX MONTHS ENDED JUNE 30, 2004 AND
FOR THE YEAR ENDED DECEMBER 31, 2003                                                   36
   MML Money Market Fund
   MML Managed Bond Fund
   MML Blend Fund
   MML Equity Fund

FINANCIAL HIGHLIGHTS
   MML Money Market Fund                                                               37
   MML Managed Bond Fund                                                               38
   MML Blend Fund                                                                      39
   MML Equity Fund                                                                     40

NOTES TO FINANCIAL STATEMENTS                                                          41

MML SERIES INVESTMENT FUND - LETTER TO SHAREHOLDERS

                                                                   June 30, 2004

TO OUR SHAREHOLDERS

[PHOTO OF DAVID W. O'LEARY]

"MASSMUTUAL BELIEVES INVESTORS SHOULD TAKE A LONG-TERM PERSPECTIVE WITH INVESTING AND STRIVE FOR AN APPROPRIATELY DIVERSIFIED PORTFOLIO. WITH THE YEAR HALF OVER, THIS MAY BE A GOOD TIME FOR INVESTORS TO REFLECT ON THE PERIOD JUST ENDED, REVIEW THEIR LONG-TERM INVESTMENT STRATEGY, AND REALIGN THEIR ALLOCATIONS WHERE NECESSARY."

INVESTORS TREAD WATER

The strong market advance we witnessed in 2003 slowed markedly during the first half of 2004, as investors reflected upon the changing geopolitical and market environment and pondered new political leadership here at home.

In the first quarter, concerns about a "jobless recovery" and terrorist activities weighed heavily on investor sentiment, despite stronger-than-expected U.S. economic activity and corporate profit growth. While the larger-cap and technology-oriented market indexes of the respective Dow and NASDAQ lost some ground in the first quarter, the S&P 500 held its own and small cap and international stocks posted stronger gains, albeit in the single digits. The bond market also benefited from slightly lower interest rates.

A seesaw of positives and negatives also kept many investors from making definitive moves in the second quarter. On the plus side were stronger economic growth and corporate profits, greater consumer confidence and improving employment statistics. While 2004 began with some trepidation that we were experiencing a jobless economic recovery, that worry was dispelled with the positive April jobs report, which set the tone for the quarter. On the minus side, higher oil prices, renewed inflation concerns and continued terrorist threats kept investors jittery. As a result, for the second quarter, market performance was mixed and meager, with many indexes nearly flat. The Lehman Brothers Aggregate Bond Index was in negative territory for the period (-2.44%), as climbing interest rates hampered the performance of fixed income investments.

SIX-MONTH RESULTS POSITIVE

Results for the six months ended June 30, 2004 reflected the slowdown in the markets, but were in positive territory across the board. The major indexes advanced for this period, led by small company stocks, which continued to benefit from their ability to be quicker to adapt to economic uncertainty, lower exposure to the overall economy, and less complex corporate accounting practices (relative to their large cap counterparts). On the fixed income side, the Lehman Brothers Aggregate Bond Index posted a modest 0.32% gain.

From a performance perspective, coming in second for the year-to-date period were international stocks. The international equity markets have generally benefited from the declining U.S. dollar and expectations for stronger global economic growth.

THE INTEREST IN INTEREST RATES

As the second quarter drew to a close, the Federal Reserve (Fed) changed the direction of its monetary policy from "easing" to "tightening" by raising the benchmark federal funds rate by 0.25% to 1.25%, a clear indication of growth in the U.S. economy. The move was significant for two reasons: (1) It marked the first upward rate movement instituted by the Fed since 2000; and (2) It took the federal funds rate from a 46-year low. In a related action, the Fed also raised the discount rate 0.25% to 2.25%. The discount rate represents the amount the Fed charges when it loans money to banks. Despite these increases, the news had little immediate impact on the markets, as Fed policymakers had indicated in May that they would raise rates at a measured pace. Investors had considered the moves inevitable and had factored them into the markets long before the announcement.

PUTTING THE RATE INCREASE INTO PERSPECTIVE

So what does the Fed's recent action mean to investors and savers? Very simply, it is good news for some and not as good for others. For savers, buyers of certificates of deposit and bond investors looking for higher coupons, it's good news. For mortgage shoppers, credit card debtors and other credit seekers, and current owners of bond portfolios (the prices of existing bonds decline when interest rates rise), the news may not be as good. Stated plainly, money just got a little more expensive.

Equity investors, however, may be encouraged by the fact that stocks can represent an attractive investment option in a rising interest rate environment. Rising rates often signal a growing, healthy economy, and rising inflation may translate into corporate profits.

OUTLOOK

All indications from Fed officials are that the rate increases will continue, but that they will proceed at a so-called measured pace.

We believe that investors may take cues from the growing economy, focus on corporate earnings and fundamentals - and potentially, drive up equity valuations. Bonds will likely continue to struggle against rising interest rates, and many fixed income investors may turn their backs on debt instruments in the near term to seek the growth potential of stocks. Furthermore, the specter of terrorist threats and speculation about November's presidential election will figure prominently in the minds of investors and have the potential to weigh heavily on market performance.

MassMutual believes investors should take a long-term perspective with investing. Most stock and bond indexes have shown an unmistakable trend of advancement over the long term, rewarding many disciplined investors along the way, although past performance is no guarantee of future results. Despite the slowdown in the equity and bond markets in the first half of this year, the current pause may be a good opportunity for investors to review their long-term investment strategy, and realign their allocations where necessary.

/s/ David W. O'Leary

David W. O'Leary
PRESIDENT

MML MONEY MARKET FUND - PORTFOLIO MANAGER REPORT

WHAT IS THE INVESTMENT OBJECTIVE OF THE MML MONEY MARKET FUND?

This Fund seeks to maximize current income to the extent consistent with liquidity and the preservation of capital by investing in a diversified portfolio of money market instruments.

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2004?

For the six months ended June 30, 2004, the Fund's shares had a return of 0.24%, equaling the 0.24% return of the Lipper Taxable Money Market Fund Index.

WHAT WAS THE INVESTMENT BACKGROUND DURING THE PERIOD?

The first quarter of 2004 was characterized by a lackluster stock market, positive total returns for bonds, and a Federal Reserve (Fed) that remained on hold. Yields on three- and six-month Treasury bills experienced little change. However, yields on two-year notes declined by 0.25% and three-year notes fared even better, dropping 0.36%. Bond prices move in the opposite direction to interest rates (or yields); when yields fall, the prices of existing bonds rise. In the face of an expanding economy, the biggest factor behind the strong bond performance was anemic job growth. Inflation remained in check, despite rising oil and commodity prices. Bonds continued to benefit from tremendous overseas demand for U.S. Treasuries, most notably from Asian Central banks. The reemergence of terrorist threats also supported Treasuries, which benefited from a flight to quality.

Stock and bond returns continued to be subdued in the second quarter. Reversing the pattern of the first quarter, stocks outperformed bonds, whose prices were negatively impacted by higher interest rates. On June 30, the Fed Open Market Committee raised its target for the federal funds level 0.25% to 1.25%. The anticipation of Fed action drove bond rates higher, particularly in the shorter and intermediate maturities.

HOW DID YOU RESPOND TO THESE EVENTS?

The Fund opted to retain a defensive posture from a credit perspective, choosing to give up yield rather than hold riskier corporate names. Corporate bonds have not provided compelling yields relative to their risk, so we didn't consider them an attractive value. Given the turmoil in the recent past with Fannie Mae and Freddie Mac, the Fund reduced its exposure to Government Sponsored Enterprises, in favor of U.S. Treasury bills.

WHAT IS YOUR OUTLOOK?

We believe that the Fed's approach will be gradual in raising interest rates, striking a balance between the danger of choking off the recent economic recovery and vigilance over the threat of inflationary pressures. Increases in short-term rates should translate to improving money market yields, which will likely benefit money market fund investors.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Money Market Fund and the Lipper Taxable Money Market Fund Index

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                                               FIVE YEAR   TEN YEAR
                                          YEAR                  AVERAGE     AVERAGE
                                         TO DATE    ONE YEAR    ANNUAL      ANNUAL
                                         1/1/04 -   7/1/03 -    7/1/99 -   7/1/94 -
                                         6/30/04    6/30/04     6/30/04     6/30/04
MML Money Market Fund                     0.24%       0.49%       2.85%      3.97%
Lipper Taxable Money Market Fund Index    0.24%       0.49%       2.83%      3.93%

[CHART]

GROWTH OF A $10,000 INVESTMENT FOR THE PAST TEN YEARS

          MML MONEY    LIPPER TAXABLE MONEY
         MARKET FUND    MARKET FUND INDEX
7/1/94    $  10,000         $   10,000
6/95      $  10,511         $   10,501
6/96      $  11,060         $   11,049
6/97      $  11,620         $   11,606
6/98      $  12,229         $   12,211
6/99      $  12,819         $   12,794
6/00      $  13,509         $   13,476
6/01      $  14,244         $   14,221
6/02      $  14,542         $   14,498
6/03      $  14,682         $   14,637
6/04      $  14,754         $   14,709

THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY ACCESSING THE WEBSITE AT www.massmutual.com. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE LIPPER TAXABLE MONEY MARKET FUND INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. INVESTORS SHOULD READ THE FUND'S PROSPECTUS WITH REGARDS TO THE FUND'S INVESTMENT OBJECTIVE, RISKS AND CHARGES AND EXPENSES IN CONJUNCTION WITH THESE FINANCIAL STATEMENTS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. THE INCLUSION OF THESE CHARGES WOULD HAVE REDUCED THE PERFORMANCE SHOWN HERE. PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. AN INVESTMENT IN THE MML MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

MML MANAGED BOND FUND - PORTFOLIO MANAGER REPORT

WHAT IS THE INVESTMENT OBJECTIVE OF THE MML BLEND FUND?

This Fund seeks to achieve a high total rate of return consistent with prudent investment risk and the preservation of capital by investing primarily in a diversified portfolio of investment-grade fixed-income securities.

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2004?

For the six months ended June 30, 2004, the Fund's shares returned 0.29%, outperforming the 0.16% return of the Lehman Brothers Aggregate Bond Index, an index of fixed-income securities primarily from the Treasury, mortgage-backed, and corporate asset classes.

WHAT WAS THE INVESTMENT BACKGROUND DURING THE PERIOD?

The first quarter of 2004 was characterized by a lackluster stock market, positive total returns for bonds, and a Federal Reserve (Fed) that remained on hold. After spiking upward at the end of 2003 and early in January, interest rates were broadly lower, with the benchmark 30-year Treasury declining 0.30% to end the quarter at 4.77%. In the face of an expanding economy, the biggest factor behind the strong bond performance was anemic job growth. Inflation remained in check, despite rising oil and commodity prices. Bonds also continued to benefit from tremendous overseas demand for U.S. Treasuries, most notably from Asian Central banks. The reemergence of terrorist threats also supported Treasuries, which benefited from a flight to quality.

Stock and bond returns continued to be subdued in the second quarter. Reversing the pattern of the first quarter, stocks outperformed bonds, whose prices were negatively impacted by higher interest rates. On June 30, the Fed Open Market Committee raised its target for the federal funds level 0.25% to 1.25%.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

Asset-backed securities made up the best-performing sector in the first quarter. Fixed-rate mortgages also turned in strong results, aided by a declining supply and lower volatility. In general, however, this was not the best quarter for bonds. Of note was the remarkably strong performance of Treasury Inflation-Protected Securities (TIPS), with the 30-year benchmark rising in price by approximately 0.09% over the quarter.

In the second quarter, the anticipation of Fed action drove bond yields higher - and prices lower - particularly in the shorter and intermediate maturities. Bond prices move in the opposite direction to interest rates (or yields); when yields rise, the prices of existing bonds fall - and vice versa. Yields on two-year notes rose by 1.10% to 2.67%; three-year notes ended the quarter yielding 3.07% versus 1.94% at the end of March. The five-year Treasury note yield increased by 1% to 3.76%. Long-term bonds fared better - 30-year Treasuries rose by only 0.50% during the period, to yield 5.29% at the end of June.

The Lehman Brothers Aggregate Bond Index essentially performed in line with Treasuries for the second quarter. Mortgages slightly outperformed credit during the period, as mortgage securities benefited from lowered volatility in the interest rate markets. In general, there were no dramatic differences in performance between different fixed-income sectors or between higher- and lower-quality assets.

WHAT IS YOUR OUTLOOK?

We believe that the Fed's approach will be gradual in raising interest rates. The strength of the economy has given us confidence with respect to owning corporate bonds. Profitability trends are likely to remain positive, leading to further credit quality improvement. Typically, when the Fed is active, significant trading opportunities present themselves in mortgage securities. We anticipate becoming more active in this sector relative to the first half of the year and will pursue compelling opportunities in other sectors as they emerge.

[CHART]

                       DURATION DIVERSIFICATION (6/30/04)
                              MML MANAGED BOND FUND
                           AVERAGE DURATION=4.27 YEARS

< 1 Year       18.3%
1-3 Years      30.4%
3-5 Years      19.8%
5-10 Years     21.4%
10-20 Years    10.1%

[CHART]

                           QUALITY STRUCTURE (6/30/04)
                              MML MANAGED BOND FUND

U.S. Governments Cash Equivalents Aaa/AAA   54.4%
Aa/AA                                        2.9%
A                                           11.8%
Baa/BBB                                     27.2%
Ba/BB                                        2.6%
B                                            1.1%

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Managed Bond Fund and the Lehman Brothers Aggregate Bond Index

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                                               FIVE YEAR   TEN YEAR
                                          YEAR                  AVERAGE     AVERAGE
                                         TO DATE    ONE YEAR    ANNUAL      ANNUAL
                                         1/1/04 -   7/1/03 -    7/1/99 -   7/1/94 -
                                         6/30/04     6/30/04    6/30/04    6/30/04
MML Managed Bond Fund                      0.29%      1.08%       6.63%      7.15%
Lehman Brothers Aggregate Bond Index       0.16%      0.32%       6.95%      7.39%

[CHART]

GROWTH OF A $10,000 INVESTMENT FOR THE PAST TEN YEARS

                                    LEHMAN BROTHERS
         MML MANAGED BOND FUND   AGGREGATE BOND INDEX
7/1/94          $  10,000              $  10,000
6/95            $  11,288              $  11,255
6/96            $  11,813              $  11,819
6/97            $  12,790              $  12,783
6/98            $  14,219              $  14,130
6/99            $  14,471              $  14,575
6/00            $  15,085              $  15,240
6/01            $  16,687              $  16,952
6/02            $  17,820              $  18,414
6/03            $  19,738              $  20,330
6/04            $  19,952              $  20,396

THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE
WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY ACCESSING THE WEBSITE AT www.massmutual.com. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. INVESTORS SHOULD READ THE FUND'S PROSPECTUS WITH REGARDS TO THE FUND'S INVESTMENT OBJECTIVE, RISKS AND CHARGES AND EXPENSES IN CONJUNCTION WITH THESE FINANCIAL STATEMENTS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. THE INCLUSION OF THESE CHARGES WOULD HAVE REDUCED THE PERFORMANCE SHOWN HERE. PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

MML BLEND FUND - PORTFOLIO MANAGER REPORT

WHAT IS THE INVESTMENT OBJECTIVE OF THE MML BLEND FUND?

This Fund seeks to achieve a high total rate of return over an extended period of time consistent with the preservation of capital by investing in a diversified portfolio of equity securities, fixed-income securities and money market instruments.

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2004?

For the six months ended June 30, 2004, the Fund's shares returned 2.50%, outpacing the 2.25% return of the Lipper Balanced Fund Index, an unmanaged index of stock and bond portfolios.

WHAT WAS THE INVESTMENT BACKGROUND DURING THE PERIOD?

Equity markets recorded modest gains in the first quarter of 2004, as renewed concerns over terrorism and rising oil prices dampened investor psychology and enthusiasm after a strong start in January. During the period, small-cap stocks, which once again outpaced their large-cap counterparts, continued to benefit from low interest rates and leverage to the economic expansion.

Bonds outperformed stocks during the first quarter, also benefiting from lower interest rates. Bond prices move in the opposite direction to interest rates (or yields); when yields fall, the prices of existing bonds rise. The yield on the benchmark 30-year Treasury declined 0.30%. Intermediate-term bonds fared best in this environment. Yields on five- and 10-year notes declined 0.47% and 0.41%, respectively, over the period - movements that were reflected in their price increases.

During the second quarter, the pace of the economic recovery quickened, with employment gains, higher commodity prices and increased capital spending. In response, interest rates increased by more than 1.00% on two- and three-year Treasuries. The Federal Reserve increased the federal funds and discount rate by 0.25% on June 30, a move the bond market had been discounting for months. Throughout the second quarter, investors became increasingly concerned that higher energy prices would squeeze margins and threaten the economic recovery.

WHAT ASSET ALLOCATION DECISIONS WERE MADE?

We entered the quarter significantly overweight in stocks. During January and early February, we reduced that overweight position to a neutral position based on high valuations and an overly ebullient sentiment. During mid-May, we put some of our cash position to work and increased the weight of both bonds and stocks, as the market appeared to be discounting still-higher interest rates.

HOW DID THE FUND'S STOCK SELECTION AFFECT PERFORMANCE DURING THE PERIOD?

The Fund's stock component outperformed its respective benchmarks during the first quarter, benefiting from an emphasis on stocks with compelling valuations. The greatest contributions came from the financial services, materials and processing, producer durables, consumer discretionary, and health care sectors. Detractors included the consumer discretionary, utilities and technology sectors. In the second quarter, performance was mostly positive, but relatively muted, as the portfolio experienced weakness in the consumer discretionary, technology, producer durables, consumer holdings and health care sectors. Bolstering performance were the energy, autos and transportation, materials and processing, technology, utilities, and financial services sectors.

HOW DID THE BOND PORTFOLIO PERFORM?

The Fund's bond portfolio slightly underperformed the Lehman Brothers Aggregate Bond Index in the first quarter. Contributing to this underperformance were the Fund's overweight position in lower-rated corporates, and underweights in mortgage-backed securities and intermediate-term bonds. Performance for the second quarter was relatively in line with the Lehman Brothers Aggregate Bond Index. On the positive side were the Fund's reduced exposure to long corporate bonds and its stake in lower-quality corporate bonds. On the negative side, the Fund prematurely dispensed with its "barbell" approach - the practice of investing more heavily in bonds at the short and long ends of the maturity range
- believing there was little to gain in this environment of bond yields that didn't vary greatly from short to long bonds.

WHAT IS YOUR OUTLOOK?

The two greatest risks to financial markets moving forward are the pace of interest rate movement and the threat of a more dramatic economic slowdown. If rates and the pace of economic activity remain fairly stable, current positives
- such as solid corporate earnings and a U.S. economy that is forecast to expand by approximately 4.6% in 2004 (the fastest rate of growth since 1984) - should prevail and be supportive of financial markets in the second half of 2004. However, unforeseen surprises related to terrorism or the upcoming election could spook investors.

[CHART]

                                 MML BLEND FUND
                                ASSET ALLOCATION
                          (% OF INVESTMENTS) ON 6/30/04

Common Stocks       59.4%
Short-term Issues   12.9%
Bonds               27.7%

                                 MML BLEND FUND
                        LARGEST STOCK HOLDINGS (6/30/04)

Microsoft Corp.
General Electric Co.
Pfizer, Inc.
Exxon Mobil Corp.
Citigroup, Inc.
Wal-Mart Stores, Inc.
Bank of America Corp.
Intel Corp.
Johnson & Johnson
Cisco Systems, Inc.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Blend Fund and the corresponding indices

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                                               FIVE YEAR   TEN YEAR
                                          YEAR                  AVERAGE     AVERAGE
                                         TO DATE    ONE YEAR    ANNUAL      ANNUAL
                                         1/1/04 -   7/1/03 -    7/1/99 -   7/1/94 -
                                         6/30/04    6/30/04    6/30/04     6/30/04
MML Blend Fund                            2.50%      11.99%      -0.85%      7.16%
Lehman Brothers Aggregate Bond Index      0.16%       0.32%       6.95%      7.39%
Lipper Balanced Fund Index                2.25%      12.64%       2.18%      8.89%
S&P 500 Index                             3.44%      19.10%      -2.20%     11.82%

[CHART]

GROWTH OF A $10,000 INVESTMENT FOR THE PAST TEN YEARS

                          LEHMAN BROTHERS      LIPPER BALANCED
        MML BLEND FUND  AGGREGATE BOND INDEX     FUND INDEX      S&P 500 INDEX
7/1/94    $  10,000          $  10,000           $  10,000          $ 10,000
6/95      $  11,620          $  11,255           $  11,522          $ 12,603
6/96      $  13,444          $  11,819           $  13,226          $ 15,877
6/97      $  16,159          $  12,783           $  15,896          $ 21,384
6/98      $  18,767          $  14,130           $  18,850          $ 27,830
6/99      $  20,841          $  14,575           $  21,031          $ 34,165
6/00      $  19,579          $  15,240           $  21,962          $ 36,643
6/01      $  18,807          $  16,952           $  21,748          $ 31,212
6/02      $  17,281          $  18,414           $  20,095          $ 25,601
6/03      $  17,831          $  20,330           $  20,796          $ 25,665
6/04      $  19,969          $  20,396           $  23,425          $ 30,567

THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY ACCESSING THE WEBSITE AT www.massmutual.com. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE LIPPER BALANCED FUND INDEX, THE S&P 500 INDEX AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX ARE UNMANAGED AND DO NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. INVESTORS SHOULD READ THE FUND'S PROSPECTUS WITH REGARDS TO THE FUND'S INVESTMENT OBJECTIVE, RISKS AND CHARGES AND EXPENSES IN CONJUNCTION WITH THESE FINANCIAL STATEMENTS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. THE INCLUSION OF THESE CHARGES WOULD HAVE REDUCED THE PERFORMANCE SHOWN HERE. PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

MML EQUITY FUND - PORTFOLIO MANAGER REPORT

WHAT IS THE INVESTMENT OBJECTIVE OF THE MML EQUITY FUND?

This Fund seeks to achieve superior total rate of return from both capital and income by investing primarily in a diversified portfolio of equity securities of larger, well-established companies.

HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2004?

For the six months ended June 30, 2004, the Fund's shares returned 3.59%, outpacing the 3.44% return of the Standard & Poor's 500 Index, but lagging the 3.93% return of the Russell 1000 Value Index.

The S&P 500 is a market capitalization-weighted, unmanaged index of 500 common stocks. The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with attributes common to the value universe. The Russell 1000 Index tracks the performance of the 1,000 largest U.S. companies based on total market capitalization.

WHAT WAS THE INVESTMENT BACKGROUND DURING THE PERIOD?

Equity markets recorded modest gains in the first quarter of 2004, as renewed concerns over terrorism and rising oil prices dampened investor psychology and enthusiasm after a strong start in January. During the period, small-cap stocks, once again outpacing large-cap stocks, continued to benefit from low interest rates and leverage to the economic expansion. Defensive sectors, such as consumer staples and utilities, took the lead from the higher-beta, pro-cyclical stocks that had dominated the market last year. The market shift primarily reflected investor concerns about a possible slowdown in economic growth and its implications for corporate earnings. Renewed worries over terrorist attacks also took a toll. Value stocks outperformed both growth stocks and the broad market during the period.

Turning to the second quarter, equities posted only a slight gain as a bit of a holding pattern set in due to anxiety over how much and when the Federal Reserve would raise interest rates. Investors got closure at the end of June when the central bank boosted rates for the first time since May 2000 by a quarter of a percentage point. Additional economic measures released during the quarter were largely favorable, with improvements in consumer spending, inventory investment, and equipment and software spending. Despite this, a few wrinkles remained in an otherwise smooth path, namely job growth and oil prices. Against this backdrop, large-cap stocks narrowly outperformed small caps, growth stocks outperformed value stocks among large caps, and value stocks outperformed growth stocks among small caps, indicating no clear trend either way. Within the U.S. large-cap market, pro-cyclical sectors led, but interest-rate sensitive sectors - such as financials, construction and housing as well as utilities - performed poorly.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

During the first quarter, security selection was strongest in the technology, auto/transportation and producer durables sectors. Performance was also favorable in the consumer discretionary and utilities sectors. Conversely, results in financial services were particularly detrimental to relative performance, as financials outperformed the market - and the Fund held an underweight position in this space.

In the second quarter, favorable stock selection in the technology and producer durables sectors contributed to returns. In addition, although the financial services sector was dragged down by lingering concerns over the effect of rising interest rates, strong stock selection within the sector made it one of our largest contributors to performance. Areas that detracted from second quarter results were the health care and consumer discretionary sectors. Retailers also felt the pressure of rising interest rates, and a number of our holdings in that sector fell.

WHAT IS YOUR OUTLOOK?

The majority of economic measures currently appear supportive of continued equity market gains moving into the second half of 2004. Unless unforeseen surprises, such as terrorism or election-year angst, prevent investors from focusing on the positives, equities should continue to advance.

                                 MML EQUITY FUND
                        LARGEST STOCK HOLDINGS (6/30/04)

Exxon Mobil Corp.
Citigroup, Inc.
American International Group, Inc.
Weyerhaeuser Co.
Bank of America Corp.
Freddie Mac
Wells Fargo & Co.
McDonald's Corp.
Pfizer, Inc.
Verizon Communications, Inc.

GROWTH OF A $10,000 INVESTMENT

Hypothetical Investments in MML Equity Fund and the S&P 500 Index

MML SERIES INVESTMENT FUND
TOTAL RETURN

                                                            FIVE YEAR   TEN YEAR
                                       YEAR                  AVERAGE     AVERAGE
                                      TO DATE    ONE YEAR    ANNUAL      ANNUAL
                                     1/1/04 -    7/1/03 -    7/1/99 -    7/1/94 -
                                      6/30/04    6/30/04     6/30/04     6/30/04
MML Equity Fund                        3.59%      19.81%      -3.56%      8.20%
S&P 500 Index                          3.44%      19.10%      -2.20%     11.82%

[CHART]

GROWTH OF A $10,000 INVESTMENT FOR THE PAST TEN YEARS

           MML EQUITY FUND   S&P 500 INDEX
7/1/94         $  10,000       $  10,000
6/95           $  12,086       $  12,603
6/96           $  14,825       $  15,877
6/97           $  19,065       $  21,384
6/98           $  22,899       $  27,830
6/99           $  26,363       $  34,165
6/00           $  22,614       $  36,643
6/01           $  22,289       $  31,212
6/02           $  18,948       $  25,601
6/03           $  18,355       $  25,665
6/04           $  21,992       $  30,567

THE INVESTMENT RETURN AND PRINCIPAL VALUE OF SHARES OF THE FUND WILL FLUCTUATE WITH MARKET CONDITIONS SO THAT SHARES OF THE FUND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE OF THE FUND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END MAY BE OBTAINED BY ACCESSING THE WEBSITE AT www.massmutual.com. INVESTORS SHOULD NOTE THAT THE FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND, WHILE THE S&P 500 INDEX IS UNMANAGED AND DOES NOT INCUR EXPENSES, AND CANNOT BE PURCHASED DIRECTLY BY INVESTORS. INVESTORS SHOULD READ THE FUND'S PROSPECTUS WITH REGARDS TO THE FUND'S INVESTMENT OBJECTIVE, RISKS AND CHARGES AND EXPENSES IN CONJUNCTION WITH THESE FINANCIAL STATEMENTS. THE FUND'S RETURN REFLECTS CHANGES IN THE NET ASSET VALUE PER SHARE WITHOUT THE DEDUCTION OF ANY PRODUCT CHARGES. THE INCLUSION OF THESE CHARGES WOULD HAVE REDUCED THE PERFORMANCE SHOWN HERE. PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE; PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

MML MONEY MARKET FUND - PORTFOLIO OF INVESTMENTS

JUNE 30, 2004 (UNAUDITED)

                                                        PRINCIPAL          MARKET
                                                         AMOUNT            VALUE
                                                     ---------------   ---------------
SHORT-TERM INVESTMENTS -- 100.1%

COMMERCIAL PAPER -- 47.1%
Abbott Laboratories+
  1.150% 07/07/2004                                  $     2,720,000   $     2,719,478
American Honda
  Finance Corp.
  1.180% 07/21/2004                                        1,800,000         1,798,817
Bemis Co., Inc.
  1.020% 07/09/2004                                        1,500,000         1,499,660
Bemis Co., Inc.
  1.080% 07/06/2004                                        1,235,000         1,234,815
The Coca-Cola Co.
  1.120% 07/23/2004                                        3,100,000         3,097,878
Dow Jones & Co., Inc.+
  1.040% 07/20/2004                                        2,600,000         2,598,573
E.W. Scripps Co.+
  1.170% 07/28/2004                                          920,000           919,193
Equitable
  Resources, Inc.+
  1.160% 07/19/2004                                        2,155,000         2,153,750
Florida Power & Light Co.
  1.230% 07/06/2004                                        3,087,000         3,086,473
General Electric
  Capital Corp.
  1.460% 09/20/2004                                        2,355,000         2,347,264
The Gillette Co.+
  1.400% 07/01/2004                                        3,150,000         3,150,000
Goldman Sachs
  Group, Inc.
  1.370% 08/27/2004                                        2,395,000         2,389,805
Harley-Davidson, Inc.+
  1.250% 07/15/2004                                        3,100,000         3,098,493
International Business
  Machines Corp.
  1.010% 07/02/2004                                        2,670,000         2,669,925
Kimberly-Clark
  Worldwide+
  1.250% 07/26/2004                                        1,880,000         1,878,368
L'Oreal USA, Inc.+
  1.090% 07/13/2004                                        2,280,000         2,279,172
Nestle Capital Corp.+
  1.020% 07/16/2004                                        1,960,000         1,959,167
Paccar Financial Corp.
  1.060% 08/04/2004                                        2,925,000         2,922,072
PepsiCo, Inc.
  1.280% 07/19/2004                                        3,100,000         3,098,016
Pfizer, Inc.+
  1.030% 07/12/2004                                        2,565,000         2,564,193
Procter & Gamble Co.+
  1.100% 07/14/2004                                        3,100,000         3,098,769
South Carolina
  Electric & Gas
  1.270% 07/21/2004                                  $     3,110,000   $     3,107,806
Toyota Motor
  Credit Corp.
  1.450% 09/22/2004                                        3,100,000         3,089,637
Wal-Mart Stores, Inc.+
  1.350% 08/31/2004                                        3,100,000         3,092,909
                                                                       ---------------
                                                                            59,854,233
                                                                       ---------------

U.S. TREASURY BILLS -- 53.0%
U.S. Treasury Bill
  0.925% 07/08/2004                                        1,965,000         1,964,647
U.S. Treasury Bill
  0.935% 07/01/2004                                        3,200,000         3,200,000
U.S. Treasury Bill
  0.945% 07/08/2004                                        1,240,000         1,239,772
U.S. Treasury Bill
  0.945% 08/12/2004                                        1,935,000         1,932,866
U.S. Treasury Bill
  0.950% 08/19/2004                                        2,415,000         2,411,877
U.S. Treasury Bill
  0.950% 08/05/2004                                        1,050,000         1,049,030
U.S. Treasury Bill
  0.953% 07/29/2004                                        2,825,000         2,822,907
U.S. Treasury Bill
  0.953% 07/22/2004                                        2,490,000         2,488,616
U.S. Treasury Bill
  0.955% 08/26/2004                                        2,790,000         2,785,855
U.S. Treasury Bill
  0.965% 08/05/2004                                        1,975,000         1,973,147
U.S. Treasury Bill
  0.970% 09/02/2004                                        2,245,000         2,241,189
U.S. Treasury Bill
  0.990% 09/09/2004                                        3,300,000         3,293,648
U.S. Treasury Bill
  0.992% 09/16/2004                                        3,420,000         3,412,740
U.S. Treasury Bill
  0.995% 09/30/2004                                        1,410,000         1,406,454
U.S. Treasury Bill
  1.010% 07/22/2004                                        2,820,000         2,818,339
U.S. Treasury Bill
  1.030% 08/12/2004                                        3,600,000         3,595,674
U.S. Treasury Bill
  1.050% 09/23/2004                                        2,620,000         2,613,581
U.S. Treasury Bill
  1.057% 07/29/2004                                        2,910,000         2,907,608
U.S. Treasury Bill
  1.070% 09/30/2004                                        1,925,000         1,919,794
U.S. Treasury Bill
  1.110% 10/14/2004                                        1,430,000         1,425,370
U.S. Treasury Bill
  1.110% 08/19/2004                                  $     3,000,000   $     2,995,467
U.S. Treasury Bill
  1.125% 10/28/2004                                        1,825,000         1,818,213
U.S. Treasury Bill
  1.135% 10/21/2004                                        2,235,000         2,227,108
U.S. Treasury Bill
  1.175% 10/07/2004                                        4,950,000         4,934,167
U.S. Treasury Bill
  1.220% 10/28/2004                                        2,225,000         2,216,027
U.S. Treasury Bill
  1.270% 11/04/2004                                        2,320,000         2,309,688
U.S. Treasury Bill
  1.305% 11/12/2004                                        3,300,000         3,283,970
                                                                       ---------------
                                                                            67,287,754
                                                                       ---------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)*                                                       127,141,987
                                                                       ---------------

TOTAL INVESTMENTS -- 100.1%

OTHER ASSETS/
(LIABILITIES) -- (0.1%)                                                       (141,390)
                                                                       ---------------

NET ASSETS -- 100.0%                                                   $   127,000,597
                                                                       ===============

NOTES TO PORTFOLIO OF INVESTMENTS
*    Aggregate cost for Federal tax purposes. (NOTE 7).
+ Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2004, these securities amounted to a value of $29,512,065 or 23.2% of net assets.

    The accompanying notes are an integral part of the financial statements.

MML MANAGED BOND FUND - PORTFOLIO OF INVESTMENTS

JUNE 30, 2004 (UNAUDITED)

                                                        NUMBER OF          MARKET
                                                         SHARES            VALUE
                                                     ---------------   ---------------
EQUITIES -- 0.4%

AUTOMOTIVE & PARTS -- 0.4%
General Motors Corp.
  Series B
  Convertible Preferred                                       50,000   $     1,235,500
                                                                       ---------------

TELEPHONE UTILITIES -- 0.0%
MCI, Inc. Escrow shares*                                   1,985,000                 -
                                                                       ---------------

TOTAL EQUITIES
(COST $1,250,000)                                                            1,235,500
                                                                       ---------------

                                                        PRINCIPAL
                                                         AMOUNT
                                                     ---------------
BONDS & NOTES -- 94.6%

ASSET BACKED SECURITIES -- 4.3%
Capital Auto Receivables
  Asset Trust
  Series 2003-1,
  Class A2A
  2.270% 01/17/2006                                  $     1,375,000         1,377,149
Chase Mortgage
  Finance Co.
  Series 2003-S11,
  Class 1A-1
  5.000% 10/25/2033                                        2,950,665         2,817,313
Ford Credit Auto
  Owner Trust
  Series 2003-A,
  Class A3A
  2.200% 07/17/2006                                        1,475,000         1,476,384
MMCA Automobile Trust
  Series 2002-3, Class A3
  2.970% 03/15/2007                                        1,221,305         1,224,358
National City Auto
  Receivables Trust
  Series 2002-A, Class A4
  4.830% 08/15/2009                                        3,000,000         3,078,282
New Century Home
  Equity Loan Trust
  Series 1997-NC5,
  Class A6
  6.700% 10/25/2028                                          369,584           374,724
Residential Asset
  Securities Corp.
  Series 2003-A9,
  Class A8
  4.820% 06/30/2034                                        2,900,000         2,932,625

                                                        PRINCIPAL          MARKET
                                                         AMOUNT            VALUE
                                                     ---------------   ---------------
Travelers Funding Limited
  Series 1A, Class A1+
  6.300% 02/18/2014                                  $     1,165,510   $     1,212,131
Vanderbilt Mortgage and
  Finance, Inc.
  Series 2002-C, Class A2
  4.230% 02/07/2015                                        1,475,000         1,484,714
                                                                       ---------------

TOTAL ASSET BACKED
SECURITIES
(COST $16,044,811)                                                          15,977,680
                                                                       ---------------

CORPORATE DEBT -- 44.7%
Alcan Aluminum Limited
  6.250% 11/01/2008                                          800,000           856,285
Allied Waste
  North America, Inc.+
  5.750% 02/15/2011                                          350,000           331,625
American General
  Finance Corp.
  5.875% 07/14/2006                                        1,000,000         1,050,002
American Greetings Corp.
  6.100% 08/01/2028                                        1,065,000         1,088,962
American Honda
  Finance Corp.+
  3.850% 11/06/2008                                          850,000           834,924
American Standard, Inc.
  7.625% 02/15/2010                                          800,000           880,000
Ametek, Inc.
  7.200% 07/15/2008                                        1,150,000         1,242,276
Anheuser-Busch Cos., Inc.
  5.050% 10/15/2016                                          850,000           818,314
Anheuser-Busch Cos., Inc.
  6.500% 02/01/2043                                          965,000         1,011,603
Aramark Services, Inc.
  8.150% 05/01/2005                                        1,200,000         1,248,160
Avery-Dennison Corp.
  6.760% 04/15/2005                                        1,200,000         1,238,395
Avnet, Inc.+++
  8.000% 11/15/2006                                          205,000           221,400
Bank of America Corp.
  3.250% 08/15/2008                                          500,000           482,754
Barrick Gold Corp.
  7.500% 05/01/2007                                        2,000,000         2,199,296
Bausch & Lomb, Inc.
  7.125% 08/01/2028                                          725,000           725,858
Boeing Capital Corp.
  7.100% 09/27/2005                                          555,000           586,075
Bombardier
  Capital, Inc.+++
  7.500% 08/15/2004                                        1,000,000         1,004,160
BP Capital Markets PLC
  2.750% 12/29/2006                                  $     2,500,000   $     2,468,162
Briggs & Stratton Corp.
  8.875% 03/15/2011                                        1,555,000         1,815,463
Buckeye Partners LP
  4.625% 07/15/2013                                          500,000           460,816
Cabot Corp.+
  5.250% 09/01/2013                                          525,000           510,351
Capitol Records, Inc.+
  8.375% 08/15/2009                                        2,000,000         2,150,000
CarrAmerica Realty Corp.
  6.625% 03/01/2005                                          450,000           460,319
Cendant Corp.
  6.875% 08/15/2006                                          700,000           747,951
Certegy, Inc.
  4.750% 09/15/2008                                          270,000           272,768
Champion
  International Corp.
  6.400% 02/15/2026                                        1,500,000         1,567,798
Chesapeake
  Energy Corp.+
  7.500% 06/15/2014                                          500,000           515,000
Chevron Phillips
  Chemical Co. LLC
  5.375% 06/15/2007                                          750,000           780,986
Cinergy Corp.
  6.250% 09/01/2004                                        1,000,000         1,006,736
Cingular Wireless
  5.625% 12/15/2006                                          200,000           209,086
CIT Group, Inc.
  4.125% 02/21/2006                                        1,400,000         1,423,965
CIT Group, Inc.
  7.375% 04/02/2007                                          600,000           656,422
Citigroup, Inc.
  6.750% 12/01/2005                                        2,000,000         2,109,936
CNF, Inc.
  8.875% 05/01/2010                                          600,000           695,878
Colonial Pipeline Co.+
  7.630% 04/15/2032                                          500,000           589,304
Comcast Cable
  Communications, Inc.
  8.375% 05/01/2007                                        1,250,000         1,397,022
ConAgra Foods, Inc.
  7.500% 09/15/2005                                        1,000,000         1,051,979
Conoco, Inc.
  6.350% 04/15/2009                                          500,000           543,332
Consolidated Natural
  Gas Co. Series C
  6.250% 11/01/2011                                          650,000           691,579
Cooper Industries Limited
  5.250% 07/01/2007                                        1,500,000         1,564,278

    The accompanying notes are an integral part of the financial statements.

                                                        PRINCIPAL          MARKET
                                                         AMOUNT            VALUE
                                                     ---------------   ---------------
Cox Communications, Inc.
  6.750% 03/15/2011                                  $       475,000   $       512,163
Cox Enterprises, Inc.+
  4.375% 05/01/2008                                          750,000           747,333
Crane Co.
  5.500% 09/15/2013                                          250,000           249,087
CSX Corp.
  7.250% 05/01/2027                                        2,000,000         2,180,336
DaimlerChrysler NA
  Holding Corp.
  4.050% 06/04/2008                                          500,000           490,262
DaimlerChrysler NA
  Holding Corp.
  6.900% 09/01/2004                                        1,280,000         1,288,837
Delhaize America, Inc.
  9.000% 04/15/2031                                        1,015,000         1,116,008
Deutsche Telekom
  International
  Finance BV
  8.250% 06/15/2005                                        1,000,000         1,051,427
Dominion Resources, Inc.
  2.800% 02/15/2005                                          900,000           902,799
Dominion Resources, Inc.
  7.820% 09/15/2004                                        1,000,000         1,011,258
Donnelley (R.R.) &
  Sons Co.
  6.625% 04/15/2029                                          445,000           452,848
Dover Corp.
  6.250% 06/01/2008                                          750,000           812,056
DPL, Inc.
  8.250% 03/01/2007                                        1,000,000         1,062,500
Duke Energy Field
  Services Corp.
  7.875% 08/16/2010                                          800,000           911,734
Ecolab, Inc.
  6.875% 02/01/2011                                        1,100,000         1,211,279
Electronic Data Systems
  Corp. Series B
  6.000% 08/01/2013                                          425,000           405,912
Emerald Investment
  Grade CBO Limited+
  1.735% 05/24/2011                                          924,767           907,428
Entergy Gulf States, Inc.
  5.250% 08/01/2015                                        2,400,000         2,269,375
Enterprise Products
  Operating LP
  7.500% 02/01/2011                                        1,175,000         1,257,261
Equifax, Inc.
  4.950% 11/01/2007                                          500,000           515,912
ERAC USA Finance Co.+
  6.700% 06/01/2034                                          740,000           741,046
ERAC USA Finance Co.+
  6.750% 05/15/2007                                        2,000,000         2,157,082
FedEx Corp.+
  1.390% 04/01/2005                                  $       540,000   $       540,631
First Industrial LP
  7.000% 12/01/2006                                        1,000,000         1,069,246
Fiserv, Inc.
  4.000% 04/15/2008                                          650,000           644,981
Ford Motor Co.
  6.375% 02/01/2029                                        1,420,000         1,200,059
Ford Motor Co.
  6.625% 02/15/2028                                          446,000           391,097
Ford Motor Credit Co.
  5.625% 10/01/2008                                          400,000           403,478
Ford Motor Credit Co.
  7.375% 10/28/2009                                        1,500,000         1,600,839
France Telecom SA
  9.500% 03/01/2031                                          830,000         1,041,667
Franklin Resources, Inc.
  3.700% 04/15/2008                                          960,000           945,189
General Mills, Inc.
  2.625% 10/24/2006                                        4,000,000         3,913,744
General Mills, Inc.
  8.900% 06/15/2006                                        1,000,000         1,105,845
General Motors
  Acceptance Corp.
  6.150% 04/05/2007                                        1,000,000         1,044,304
General
  Motors Corp.+++
  7.200% 01/15/2011                                        1,600,000         1,676,472
General Motors Corp.
  8.375% 07/15/2033                                          730,000           772,699
Glencore Funding LLC+
  6.000% 04/15/2014                                          875,000           811,597
Goodrich (B.F.) Co.
  7.500% 04/15/2008                                          900,000           995,259
Harrah's Operating
  Co., Inc.+
  5.500% 07/01/2010                                          425,000           427,128
HCA, Inc.
  6.950% 05/01/2012                                          950,000           991,160
Hershey Foods Corp.
  7.200% 08/15/2027                                        1,250,000         1,425,850
Household Finance Corp.
  4.125% 12/15/2008                                          415,000           409,073
Household Finance Corp.
  6.375% 10/15/2011                                           75,000            80,056
Humana, Inc.
  7.250% 08/01/2006                                          995,000         1,066,603
ICI Wilmington, Inc.
  7.050% 09/15/2007                                          550,000           588,695
Idex Corp.
  6.875% 02/15/2008                                          775,000           830,626
International Game
  Technology
  8.375% 05/15/2009                                          675,000           794,096
Interpool, Inc.
  7.350% 08/01/2007                                  $       500,000   $       486,250
iStar Financial, Inc.+
  5.700% 03/01/2014                                          350,000           328,523
iStar Financial, Inc.
  Series B
  4.875% 01/15/2009                                          190,000           183,976
Jefferies Group, Inc.
  7.500% 08/15/2007                                          300,000           332,402
Jet Equipment Trust
  Series 1995-A* +++
  8.235% 11/01/2012                                        1,558,063         1,106,225
JP Morgan Chase & Co.
  3.125% 12/11/2006                                        1,000,000           995,658
Kellwood Co.
  7.625% 10/15/2017                                          640,000           679,588
Kennametal, Inc.
  7.200% 06/15/2012                                          945,000           999,450
Kern River
  Funding Corp.+
  4.893% 04/30/2018                                        1,048,713         1,016,360
KeySpan Gas East Corp.
  Series MTNA
  6.900% 01/15/2008                                        1,105,000         1,219,965
Kimco Realty Corp.
  Series MTNB
  7.860% 11/01/2007                                        1,100,000         1,240,170
Kinder Morgan Energy
  Partners LP
  5.350% 08/15/2007                                        1,100,000         1,144,680
The Kroger Co.
  6.750% 04/15/2012                                        1,000,000         1,083,331
Lasmo (USA), Inc.
  6.750% 12/15/2007                                        2,000,000         2,185,364
Leucadia National Corp.
  7.750% 08/15/2013                                        2,000,000         2,080,000
Liberty Media Corp.
  3.500% 09/25/2006                                        2,600,000         2,595,281
Marriott International,
  Inc. Series E
  7.000% 01/15/2008                                        1,445,000         1,573,900
Masco Corp.
  6.750% 03/15/2006                                        1,230,000         1,302,824
MCI, Inc.
  5.908% 05/01/2007                                          117,000           113,490
MCI, Inc.
  6.688% 05/01/2009                                          117,000           108,225
MCI, Inc.
  7.735% 05/01/2014                                          101,000            90,395
Meritor Automotive, Inc.
  6.800% 02/15/2009                                          725,000           737,687
MGM Grand, Inc.
  6.950% 02/01/2005                                          750,000           765,000

    The accompanying notes are an integral part of the financial statements.

                                                        PRINCIPAL          MARKET
                                                         AMOUNT            VALUE
                                                     ---------------   ---------------
MidAmerican Energy
  Holdings Co.
  3.500% 05/15/2008                                  $     1,300,000   $     1,253,970
Millipore Corp.
  7.500% 04/01/2007                                        1,000,000         1,065,080
Mobil Corp.
  8.625% 08/15/2021                                        1,000,000         1,315,559
Mohawk Industries,
  Inc. Series D
  7.200% 04/15/2012                                          500,000           554,779
Monongahela Power Co.+
  6.700% 06/15/2014                                          450,000           454,294
Motorola, Inc.
  6.750% 02/01/2006                                          500,000           525,781
National Rural Utilities
  Cooperative
  Finance Corp.
  4.375% 10/01/2010                                          500,000           491,060
National Rural Utilities
  Cooperative
  Finance Corp.
  8.000% 03/01/2032                                          585,000           722,105
Newell Rubbermaid, Inc.
  4.000% 05/01/2010                                          450,000           427,163
News America
  Holdings, Inc.
  9.250% 02/01/2013                                        2,000,000         2,509,518
Nisource Finance Corp.
  3.200% 11/01/2006                                          570,000           563,522
Nortel Networks Limited
  6.125% 02/15/2006                                          380,000           381,900
Nova Chemicals Corp.
  6.500% 01/15/2012                                          350,000           344,750
Oak Hill Securities
  Fund II+
  8.920% 10/15/2006                                          700,000           726,262
Pacific Energy Partners
  LP/Pacific Energy
  Finance Corp.+
  7.125% 06/15/2014                                          475,000           482,125
Pacific Gas & Electric Co.
  6.050% 03/01/2034                                          645,000           606,659
Park Place
  Entertainment Corp.+++
  8.500% 11/15/2006                                        1,000,000         1,085,000
Piedmont Natural Gas Co.
  Series E
  6.000% 12/19/2033                                          475,000           462,248
Plains All American
  Pipeline LP+
  5.625% 12/15/2013                                          590,000           560,064
Precision Castparts Corp.
  5.600% 12/15/2013                                        1,315,000         1,280,212
Procter & Gamble Co.
  5.500% 02/01/2034                                  $       750,000   $       708,226
PSEG Power LLC
  5.500% 12/01/2015                                          725,000           692,619
Qwest Capital
  Funding, Inc.
  7.750% 02/15/2031                                          500,000           392,500
Qwest Corp.+
  9.125% 03/15/2012                                          550,000           594,000
Reliant Energy Resources
  Corp. Series B
  8.125% 07/15/2005                                        1,235,000         1,297,248
Republic Services, Inc.
  7.125% 05/15/2009                                        1,000,000         1,110,677
Rogers Cable, Inc.
  5.500% 03/15/2014                                          500,000           441,780
Rogers Wireless
  Communications, Inc.
  6.375% 03/01/2014                                          410,000           377,200
Ryder System, Inc.
  6.600% 11/15/2005                                          750,000           783,260
Simon Property Group LP
  7.375% 01/20/2006                                        1,000,000         1,067,086
SLM Corp.
  5.000% 10/01/2013                                        1,450,000         1,400,198
SLM Corp.
  5.625% 08/01/2033                                          700,000           631,100
Sonoco Products Co.
  6.500% 11/15/2013                                        1,500,000         1,606,188
Sony Capital Corp.+
  4.950% 11/01/2006                                        1,500,000         1,553,452
Sprint Capital Corp.
  6.900% 05/01/2019                                          750,000           754,467
Sprint Capital Corp.
  8.375% 03/15/2012                                          415,000           476,972
Steelcase, Inc.
  6.375% 11/15/2006                                        1,300,000         1,339,619
SuperValu, Inc.
  7.500% 05/15/2012                                          400,000           448,441
SuperValu, Inc.
  7.875% 08/01/2009                                        1,500,000         1,694,233
TCI Communications, Inc.
  6.875% 02/15/2006                                          350,000           369,660
Temple-Inland, Inc.
  Series MTND
  8.125% 12/15/2006                                          600,000           643,631
Tenet Healthcare Corp.
  6.375% 12/01/2011                                          505,000           441,875
Textron Financial
  Corp. Series E
  2.690% 10/03/2006                                        1,205,000         1,186,383
Thomas & Betts Corp.
  6.500% 01/15/2006                                          400,000           415,103
The Thomson Corp.
  6.200% 01/05/2012                                  $       650,000   $       692,962
Timken Co.
  5.750% 02/15/2010                                          120,000           120,252
Timken Co. Series A
  6.750% 08/21/2006                                          600,000           626,012
Toro Co.
  7.800% 06/15/2027                                          850,000           912,797
Toyota Motor Credit Corp.
  4.350% 12/15/2010                                        1,650,000         1,626,012
TransAlta Corp.
  5.750% 12/15/2013                                        1,200,000         1,188,170
Tricon Global
  Restaurants, Inc.
  8.875% 04/15/2011                                          530,000           639,565
Tri-State Generation &
  Transmission
  Association Series 2003,
  Class A+
  6.040% 01/31/2018                                          525,000           525,247
Tri-State Generation &
  Transmission
  Association Series 2003,
  Class B+
  7.144% 07/31/2033                                          580,000           602,086
Tyco International
  Group SA
  6.375% 02/15/2006                                        1,100,000         1,154,897
Tyco International
  Group SA
  6.375% 10/15/2011                                          275,000           292,540
Tyco International
  Group SA
  6.875% 01/15/2029                                        1,375,000         1,439,501
United Air Lines, Inc.
  Series 91B*
  10.110% 02/19/2006                                         280,959           103,955
United Rentals
  North America, Inc.
  6.500% 02/15/2012                                          740,000           699,300
US Airways, Inc. Cl. B* ++
  7.500% 04/15/2008                                          869,681                 -
USA Interactive
  7.000% 01/15/2013                                        1,000,000         1,078,401
Verizon Global
  Funding Corp.
  7.750% 12/01/2030                                          795,000           892,928
Verizon New
  England, Inc.+++
  6.500% 09/15/2011                                          730,000           777,843
Vodafone Group PLC
  5.375% 01/30/2015                                          350,000           344,671
Vulcan Materials Co.
  6.000% 04/01/2009                                          800,000           856,855

    The accompanying notes are an integral part of the financial statements.

                                                        PRINCIPAL          MARKET
                                                         AMOUNT            VALUE
                                                     ---------------   ---------------
The Walt Disney Co.
  6.750% 03/30/2006                                  $       800,000   $       847,428
Washington Mutual, Inc.
  2.400% 11/03/2005                                        1,900,000         1,886,804
Weyerhaeuser Co.
  5.500% 03/15/2005                                          330,000           336,979
Weyerhaeuser Co.
  5.950% 11/01/2008                                        1,000,000         1,055,462
Williams Gas Pipelines
  Central, Inc.+
  7.375% 11/15/2006                                          950,000         1,015,312
WPP Finance (USA) Corp.
  6.625% 07/15/2005                                        1,100,000         1,119,574
XTO Energy, Inc.
  4.900% 02/01/2014                                        1,000,000           941,570
                                                                       ---------------
TOTAL CORPORATE DEBT
(COST $164,888,037)                                                        166,917,393
                                                                       ---------------

NON-U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 8.6%
ABN AMRO Mortgage
  Corp. Series 2003-12,
  Class 1A
  5.000% 12/25/2033                                        2,052,907         1,960,132
Asset Securitization Corp.
  Series 1995-MD4,
  Class A1
  7.100% 08/13/2029                                          515,859           540,258
Countrywide Home Loans,
  Inc. Series 2003-42,
  Class 1A1
  3.829% 09/25/2033                                        1,093,735         1,090,080
Countrywide Home Loans,
  Inc. Series 2004-23,
  Class 1A1
  4.445% 02/25/2034                                        1,078,330         1,084,003
CS First Boston Mortgage
  Securities Corp.
  Series 1998-C2,
  Class A1
  5.960% 11/11/2030                                          495,117           512,079
CS First Boston Mortgage
  Securities Corp.
  Series 2003-7,
  Class 1A24
  4.500% 02/25/2033                                        1,425,000         1,430,962
CS First Boston Mortgage
  Securities Corp.
  Series 2004-C1,
  Class A1
  2.254% 01/15/2037                                        1,327,181         1,298,443
GE Capital Commercial
  Mortgage Corp.
  Series 2002-1A,
  Class A1
  5.033% 12/10/2035                                  $       679,241   $       697,615
GMAC Mortgage Corp.
  Loan Trust
  Series 2001-J5,
  Class A7
  6.750% 11/25/2031                                          732,394           732,394
GSR Mortgage Loan Trust
  Series 2002-8F,
  Class 3AA1
  6.500% 09/25/2032                                          190,254           191,192
MASTR Asset
  Securitization Trust
  Series 2002-6,
  Class 6A1
  6.500% 10/25/2032                                          232,176           237,944
MASTR Asset
  Securitization Trust
  Series 2003-12,
  Class 6A1
  5.000% 12/25/2033                                        2,867,867         2,738,247
Merrill Lynch Mortgage
  Investors, Inc.
  Series 1998-C1,
  Class A1
  6.310% 11/15/2026                                          556,129           572,813
Merrill Lynch Mortgage
  Investors, Inc.
  Series 2003-A4,
  Class IA
  4.317% 07/25/2033                                        1,051,424         1,057,743
Merrill Lynch Mortgage
  Investors, Inc.
  Series 2004-A1,
  Class IA
  4.216% 02/25/2034                                          514,951           516,822
Morgan Stanley Mortgage
  Loan Trust
  Series 2004-2AR,
  Class PT3
  5.248% 02/25/2034                                          327,050           331,951
Salomon Brothers
  Mortgage Securities
  Series 2001-MMA,
  Class A1+
  5.323% 02/18/2034                                          634,287           643,525
Starwood Commercial
  Mortgage Trust
  Series 1999-C1A,
  Class B+
  6.920% 02/03/2014                                        1,000,000         1,096,153
Structured Adjustable
  Rate Mortgage Loan
  Trust Series 2004-2,
  Class 2A
  5.095% 03/25/2034                                  $     2,327,365   $     2,349,848
Structured Asset
  Securities Corp.
  Series 1998-ALS2,
  Class 1A
  6.750% 03/25/2029                                           54,835            55,684
Structured Asset
  Securities Corp.
  Series 2002-11A,
  Class 2A1
  5.600% 06/25/2032                                          978,475           995,598
Structured Asset
  Securities Corp.
  Series 2003-30,
  Class 1A1
  5.500% 10/25/2033                                        2,303,019         2,265,307
Vendee Mortgage Trust
  Series 1992-1, Class 2Z
  7.750% 05/15/2022                                          779,172           821,185
Washington Mutual MSC
  Mortgage Pass-Through
  Certificates
  Series 2004-RA1,
  Class 2A
  7.000% 03/25/2034                                        2,521,586         2,610,013
Washington Mutual, Inc.
  Series 2003-S11,
  Class A1
  5.000% 11/25/2033                                        3,661,662         3,496,181
Washington Mutual, Inc.
  Series 2004-AR2,
  Class A
  2.574% 04/25/2044                                        2,889,577         2,897,420
                                                                       ---------------

TOTAL NON-U.S. GOVERNMENT
AGENCY OBLIGATIONS
(COST $32,536,560)                                                          32,223,592
                                                                       ---------------

SOVEREIGN DEBT OBLIGATIONS -- 0.5%
Chile Government
  International Bond
  5.500% 01/15/2013                                          600,000           601,560
Republic of South Africa
  6.500% 06/02/2014                                          825,000           833,250
United Mexican States
  8.300% 08/15/2031                                          500,000           523,750
                                                                       ---------------

TOTAL SOVEREIGN DEBT
OBLIGATIONS
(COST $1,934,184)                                                            1,958,560
                                                                       ---------------

    The accompanying notes are an integral part of the financial statements.

                                                        PRINCIPAL          MARKET
                                                         AMOUNT            VALUE
                                                     ---------------   ---------------
U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 17.6%

FEDERAL HOME LOAN MORTGAGE CORPORATION
(FHLMC) -- 2.8%
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.4%
FHLMC
  Series 2178, Class PB
  7.000% 08/15/2029                                  $     1,200,000   $     1,267,343
FHLMC
  Series W067, Class A
  6.420% 12/01/2005                                          314,138           327,772
                                                                       ---------------

TOTAL COLLATERALIZED
MORTGAGE OBLIGATIONS                                                         1,595,115
                                                                       ---------------

PASS-THROUGH SECURITIES -- 2.4%
FHLMC
  5.500% 11/01/2031                                        1,453,349         1,452,952
FHLMC
  6.000% 09/01/2016-
         02/01/2018                                          912,255           952,273
FHLMC
  6.500% 09/01/2016                                        1,723,479         1,823,252
FHLMC
  6.625% 09/15/2009                                        3,610,000         3,993,794
FHLMC
  7.500% 10/01/2030-
         03/01/2031                                          279,326           301,738
FHLMC
  8.000% 03/01/2027                                          279,107           305,132
FHLMC
  9.000% 03/01/2017                                           16,294            17,604
                                                                       ---------------

TOTAL PASS-THROUGH SECURITIES                                                8,846,745
                                                                       ---------------

TOTAL FEDERAL HOME LOAN MORTGAGE
CORPORATION (FHLMC)                                                         10,441,860
                                                                       ---------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
(FNMA) -- 1.6%
PASS-THROUGH SECURITIES
FNMA
  5.500% 05/01/2033                                        1,201,608         1,200,810
FNMA
  6.000% 06/01/2016                                          196,055           204,594
FNMA
  6.420% 11/01/2008                                        1,236,126         1,331,294
FNMA
  6.500% 07/01/2016                                          714,714           756,313
FNMA
  7.000% 03/01/2031-
         04/01/2031                                          494,869           523,208
FNMA
  7.500% 08/01/2029-
         06/01/2031                                          465,692           500,746
FNMA
  8.000% 11/01/2029-
         09/01/2031                                  $     1,264,475   $     1,371,696
FNMA
  9.000% 05/01/2009                                           65,492            70,223
                                                                       ---------------
TOTAL PASS-THROUGH SECURITIES                                                5,958,884
                                                                       ---------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
(GNMA) -- 13.1%
PASS-THROUGH SECURITIES
GNMA
  4.625% 11/20/2025-
         11/20/2027                                           71,093            72,259
GNMA
  5.000% 08/15/2033-
         02/15/2034                                       34,304,227        33,337,405
GNMA
  5.500% 01/15/2034-
         02/15/2034                                        6,354,981         6,358,952
GNMA
  6.000% 02/15/2029-
         08/15/2032                                        3,571,719         3,667,587
GNMA
  6.500% 05/15/2023-
         11/15/2028                                        2,052,101         2,158,211
GNMA
  7.000% 09/15/2023-
         08/15/2032                                        1,550,452         1,653,557
GNMA
  7.250% 11/20/2021-
         01/20/2022                                          299,287           319,828
GNMA
  7.500% 03/15/2017-
         06/15/2024                                          597,094           645,189
GNMA
  8.000% 08/15/2005-
         04/15/2008                                          559,779           613,571
                                                                       ---------------

TOTAL PASS-THROUGH SECURITIES                                               48,826,559
                                                                       ---------------

OTHER AGENCIES -- 0.1%
PASS-THROUGH SECURITIES
New Valley Generation IV
  4.687% 01/15/2022                                          536,127           495,667
                                                                       ---------------

TOTAL U.S. GOVERNMENT
AGENCY OBLIGATIONS
(COST $66,213,576)                                                          65,722,970
                                                                       ---------------

U.S. TREASURY OBLIGATIONS -- 18.9%

U.S. TREASURY BONDS -- 0.8%
U.S. Treasury Bond+++
  6.125% 08/15/2029                                        2,540,000         2,794,397
                                                                       ---------------

U.S. TREASURY NOTES -- 15.0%
U.S. Treasury Note+++
  3.375% 11/15/2008                                  $    42,380,000   $    41,929,713
U.S. Treasury Note+++
  3.875% 02/15/2013                                       13,230,000        12,653,254
U.S. Treasury Note
  5.000% 08/15/2011                                        1,500,000         1,566,563
                                                                       ---------------

TOTAL U.S. TREASURY NOTES                                                   56,149,530
                                                                       ---------------

U.S. TREASURY STRIPS -- 3.1%
U.S. Treasury Strips
  0.000% 05/15/2016                                       21,000,000        11,391,946
                                                                       ---------------

TOTAL U.S. TREASURY
OBLIGATIONS
(COST $68,718,528)                                                          70,335,873
                                                                       ---------------

TOTAL BONDS & NOTES
(COST $350,335,696)                                                        353,136,068
                                                                       ---------------

TOTAL LONG TERM INVESTMENTS
(COST $351,585,696)                                                        354,371,568
                                                                       ---------------

SHORT-TERM INVESTMENTS -- 12.8%

CASH EQUIVALENTS -- 8.8%**
American AAdvantage
  Select Money
  Market Fund                                                879,933           879,933
Bank of America
  Bank Note
  1.500% 07/21/2004                                        1,209,908         1,209,908
Bank of America
  Eurodollar Time Deposit
  1.080% 07/19/2004                                        1,099,916         1,099,916
Bank of America
  Eurodollar Time Deposit
  1.100% 07/07/2004                                          285,978           285,978
Bank of Montreal
  Eurodollar Time Deposit
  1.200% 07/23/2004                                          920,150           920,150
Bank of the West
  Eurodollar Time Deposit
  1.280% 07/28/2004                                          879,933           879,933
BGIF Prime Money
  Market Fund                                              1,693,870         1,693,870
BNP Paribas
  Eurodollar Time Deposit
  1.080% 07/29/2004                                          549,958           549,958
Branch Banker & Trust
  Eurodollar Time Deposit
  1.080% 07/14/2004                                          109,992           109,992

    The accompanying notes are an integral part of the financial statements.

                                                        PRINCIPAL          MARKET
                                                         AMOUNT            VALUE
                                                     ---------------   ---------------
Canadian Imperial
  Bank of Commerce
  Bank Note
  1.440% 05/18/2005                                  $     2,199,831   $     2,199,831
Caylon
  Eurodollar Time Deposit
  1.040% 07/06/2004                                        1,759,865         1,759,865
Caylon
  Eurodollar Time Deposit
  1.170% 08/04/2004                                          879,933           879,933
Caylon
  Eurodollar Time Deposit
  1.340% 08/24/2004                                          801,839           801,839
Fannie Mae
  Discount Note
  0.960% 07/01/2004                                          659,949           659,949
Fannie Mae
  Discount Note
  1.131% 07/14/2004                                          329,975           329,975
Federal Home Loan
  Bank Discount Note
  0.970% 07/02/2004                                          329,975           329,975
Federal Home Loan
  Bank Discount Note
  0.990% 07/01/2004                                          329,975           329,975
Fortis Bank
  Eurodollar Time Deposit
  1.090% 07/08/2004                                        1,539,882         1,539,882
Fortis Bank
  Eurodollar Time Deposit
  1.190% 07/14/2004                                          439,966           439,966
Fortis Bank
  Eurodollar Time Deposit
  1.290% 09/03/2004                                          329,975           329,975
General Electric
  Capital Corp.
  1.201% 07/19/2004                                          549,958           549,958
General Electric
  Capital Corp.
  1.211% 07/21/2004                                          550,594           550,594
General Electric
  Capital Corp.
  1.211% 07/22/2004                                          328,866           328,866
General Electric
  Capital Corp.
  1.221% 07/23/2004                                          108,873           108,873
General Electric
  Capital Corp.
  1.231% 07/26/2004                                          548,755           548,755
Goldman Sachs
  Financial Square
  Prime Obligations
  Money Market Fund                                          549,958           549,958
HBOS Halifax
  Bank of Scotland
  Eurodollar Time Deposit
  1.050% 07/14/2004                                  $       659,949   $       659,949
HBOS Halifax
  Bank of Scotland
  Eurodollar Time Deposit
  1.300% 09/03/2004                                          329,975           329,975
Keybank
  Eurodollar Time Deposit
  1.250% 07/01/2004                                        1,759,865         1,759,865
Merrill Lynch Premier
  Institutional Money
  Market Fund                                                795,041           795,041
Merrimac Cash Fund,
  Premium Class                                            3,519,730         3,519,730
Morgan Stanley Dean
  Witter & Co.
  1.580% 10/22/2004                                        1,143,912         1,143,912
Royal Bank of Canada
  Eurodollar Time Deposit
  1.050% 07/08/2004                                          329,975           329,975
Royal Bank of Canada
  Eurodollar Time Deposit
  1.100% 07/02/2004                                        1,099,916         1,099,916
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.050% 07/07/2004                                        1,099,916         1,099,916
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.050% 07/15/2004                                          549,955           549,955
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.150% 08/10/2004                                          329,975           329,975
Wells Fargo
  Eurodollar Time Deposit
  1.190% 07/14/2004                                          549,958           549,958
Wells Fargo
  Eurodollar Time Deposit
  1.250% 07/23/2004                                          659,947           659,947
                                                                       ---------------
                                                                            32,695,921
                                                                       ---------------

COMMERCIAL PAPER -- 4.0%
Boston Scientific Corp.+
  1.598% 07/01/2004                                        2,560,000         2,560,000
Carolina Power &
  Light Co.
  1.250% 07/02/2004                                        1,000,000           999,965
Pearson Holdings, Inc.
  1.300% 07/07/2004                                        1,130,000         1,129,755
Pearson Holdings, Inc.
  1.310% 07/08/2004                                          645,000           644,836
Reed Elsevier+
  1.310% 07/07/2004                                        2,170,000         2,169,526
Sara Lee Corp.+
  1.100% 07/01/2004                                  $     1,400,000   $     1,400,000
Sara Lee Corp.+
  1.250% 07/02/2004                                        2,500,000         2,499,913
Whirlpool Corp.+
  1.250% 07/06/2004                                        3,700,000         3,699,358
                                                                       ---------------
                                                                            15,103,353
                                                                       ---------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                         47,799,274
                                                                       ---------------

TOTAL INVESTMENTS -- 107.8%
(COST $399,384,970)***                                                     402,170,842

OTHER ASSETS/
(LIABILITIES) -- (7.8%)                                                    (28,971,470)
                                                                       ---------------

NET ASSETS -- 100.0%                                                   $   373,199,372
                                                                       ===============

NOTES TO PORTFOLIO OF INVESTMENTS
*    Non-income producing security.
**   Represents investments of security lending collateral. (NOTE 2).
***  Aggregate cost for Federal tax purposes. (NOTE 7).
+ Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2004, these securities amounted to a value of $36,512,165 or 9.8% of net assets.
++   Security is currently in default.
+++  Denotes all or a portion of security on loan.

    The accompanying notes are an integral part of the financial statements.

MML BLEND FUND - PORTFOLIO OF INVESTMENTS

JUNE 30, 2004 (UNAUDITED)

                                                        NUMBER OF          MARKET
                                                         SHARES            VALUE
                                                     ---------------   ---------------
EQUITIES -- 63.3%

ADVERTISING -- 0.1%
Omnicom Group, Inc.+                                          12,900   $       978,981
                                                                       ---------------

AEROSPACE & DEFENSE -- 1.5%
Boeing Co.                                                   107,300         5,481,957
General Dynamics Corp.                                        19,800         1,966,140
Goodrich Corp.                                                17,000           549,610
Honeywell
  International, Inc.                                         51,100         1,871,793
Lockheed Martin Corp.                                         17,900           932,232
Northrop Grumman Corp.                                        14,800           794,760
Raytheon Co.                                                  28,200         1,008,714
Rockwell Collins, Inc.                                        11,000           366,520
United Technologies Corp.                                     32,800         3,000,544
                                                                       ---------------
                                                                            15,972,270
                                                                       ---------------

APPAREL, TEXTILES & SHOES -- 0.6%
The Gap, Inc.+                                                82,800         2,007,900
Jones Apparel Group, Inc.                                      8,600           339,528
Limited Brands                                                28,400           531,080
Liz Claiborne, Inc.                                            8,400           302,232
Nike, Inc. Cl. B                                              17,300         1,310,475
Nordstrom, Inc.                                               13,400           570,974
Reebok International
  Limited                                                      4,100           147,518
VF Corp.+                                                     11,300           550,310
                                                                       ---------------
                                                                             5,760,017
                                                                       ---------------

AUTOMOTIVE & PARTS -- 0.9%
AutoNation, Inc.*                                             67,100         1,147,410
Cooper Tire & Rubber Co.                                      31,200           717,600
Dana Corp.                                                    26,300           515,480
Delphi Corp.+                                                 34,500           368,460
Ford Motor Co.+                                              192,300         3,009,495
General Motors Corp.                                          32,000         1,490,880
Genuine Parts Co.                                             18,100           718,208
Harley-Davidson, Inc.                                         10,200           631,788
Paccar, Inc.                                                  11,175           648,038
                                                                       ---------------
                                                                             9,247,359
                                                                       ---------------

BANKING, SAVINGS & LOANS -- 7.5%
AmSouth Bancorp.                                                 900            22,923
Bank of America Corp.                                        152,038        12,865,456
Bank of New York Co., Inc.                                    27,700           816,596
Bank One Corp.                                                68,800         3,508,800
BB&T Corp.                                                     2,400            88,728
Capital One Financial Corp.                                   21,200         1,449,656
Charter One Financial, Inc.                                   14,660           647,825
Citigroup, Inc.                                              324,700        15,098,550
Comerica, Inc.                                                   200            10,976
Fannie Mae                                                    58,800         4,195,968
Fifth Third Bancorp                                            7,000   $       376,460
First Horizon
  National Corp.                                               8,000           363,760
Freddie Mac                                                   83,800         5,304,540
Golden West
  Financial Corp.                                              9,800         1,042,230
J.P. Morgan Chase & Co.                                      195,400         7,575,658
KeyCorp                                                       40,000         1,195,600
Marshall and Ilsley Corp.                                     15,000           586,350
National City Corp.                                           37,000         1,295,370
North Fork
  Bancorporation, Inc.+                                          200             7,610
Northern Trust Corp.                                           8,100           342,468
Providian Financial Corp.*                                    69,700         1,022,499
Regions Financial Corp.                                        8,200           299,710
SLM Corp.                                                      5,000           202,250
SouthTrust Corp.                                               1,400            54,334
State Street Corp.                                            21,100         1,034,744
SunTrust Banks, Inc.+                                         18,100         1,176,319
U.S. Bancorp                                                 118,600         3,268,616
Union Planters Corp.                                           1,100            32,791
Wachovia Corp.                                               131,300         5,842,850
Washington Mutual, Inc.                                       54,850         2,119,404
Wells Fargo & Co.                                            104,100         5,957,643
Zions Bancorp                                                  3,400           208,930
                                                                       ---------------
                                                                            78,015,614
                                                                       ---------------

BEVERAGES -- 1.4%
Anheuser-Busch
  Companies, Inc.                                             16,800           907,200
Brown-Forman Corp. Cl. B                                         500            24,135
The Coca-Cola Co.                                            128,400         6,481,632
Coca-Cola Enterprises, Inc.+                                  49,300         1,429,207
Coors (Adolph) Co. Cl. B                                       2,300           166,382
The Pepsi Bottling
  Group, Inc.+                                                27,600           842,904
PepsiCo, Inc.                                                 81,200         4,375,056
                                                                       ---------------
                                                                            14,226,516
                                                                       ---------------

BROADCASTING, PUBLISHING & PRINTING -- 1.6%
Clear Channel
  Communications, Inc.                                        39,300         1,452,135
Comcast Corp. Cl. A*                                          50,772         1,423,139
Dow Jones & Co., Inc.+                                         6,300           284,130
Gannett Co., Inc.                                             17,300         1,467,905
Knight Ridder, Inc.                                            3,000           216,000
The McGraw-Hill
  Companies, Inc.                                             13,000           995,410
Meredith Corp.                                                 3,500           192,360
New York Times Co. Cl. A                                       5,700           254,847
Time Warner, Inc.*                                           361,400         6,353,412
Tribune Co.                                                    2,200   $       100,188
Viacom, Inc. Cl. B                                           111,700         3,989,924
                                                                       ---------------
                                                                            16,729,450
                                                                       ---------------

BUILDING MATERIALS & CONSTRUCTION -- 0.3%
Louisiana-Pacific Corp.+                                      46,300         1,094,995
Masco Corp.                                                   61,500         1,917,570
Vulcan Materials Co.                                           4,800           228,240
                                                                       ---------------
                                                                             3,240,805
                                                                       ---------------

CHEMICALS -- 0.7%
Air Products &
  Chemicals, Inc.                                             14,800           776,260
Ashland, Inc.                                                  4,400           232,364
Dow Chemical Co.                                              58,100         2,364,670
Du Pont (E.I.) de
  Nemours & Co.                                                2,600           115,492
Engelhard Corp.                                                8,100           261,711
Hercules, Inc.*                                                7,800            95,082
International Flavors &
  Fragrances, Inc.                                             5,800           216,920
Monsanto Co.                                                  16,500           635,250
PPG Industries, Inc.                                          16,900         1,056,081
Praxair, Inc.                                                 20,700           826,137
Rohm & Haas Co.                                               14,500           602,910
                                                                       ---------------
                                                                             7,182,877
                                                                       ---------------

COMMERCIAL SERVICES -- 1.1%
Allied Waste
  Industries, Inc.*                                           27,600           363,768
Apollo Group, Inc. Cl. A*                                      6,800           600,372
Block (H&R), Inc.+                                            11,400           543,552
Cendant Corp.                                                102,800         2,516,544
Convergys Corp.*                                               8,800           135,520
eBay, Inc.*                                                   17,000         1,563,150
Equifax, Inc.                                                 20,400           504,900
Moody's Corp.                                                  8,900           575,474
Paychex, Inc.                                                 22,900           775,852
PerkinElmer, Inc.                                             65,900         1,320,636
Quest Diagnostics, Inc.                                        5,500           467,225
Robert Half
  International, Inc.                                          5,700           169,689
Ryder System, Inc.+                                            4,000           160,280
Waste Management, Inc.                                        40,400         1,238,260
                                                                       ---------------
                                                                            10,935,222
                                                                       ---------------

COMMUNICATIONS -- 1.5%
Andrew Corp.+ *                                               10,100           202,101
Avaya, Inc.*                                                  37,500           592,125
Citizens
  Communications Co.*                                         18,600           225,060

    The accompanying notes are an integral part of the financial statements.

                                                        NUMBER OF          MARKET
                                                         SHARES            VALUE
                                                     ---------------   ---------------
Lucent
  Technologies, Inc.+ *                                      272,100   $     1,028,538
Network Appliance, Inc.*                                      22,400           482,272
Nextel Communications,
  Inc. Cl. A*                                                 67,600         1,802,216
Qualcomm, Inc.                                                65,800         4,802,084
SBC Communications, Inc.                                     217,036         5,263,123
Scientific-Atlanta, Inc.+                                      9,800           338,100
Tellabs, Inc.+ *                                             109,700           958,778
                                                                       ---------------
                                                                            15,694,397
                                                                       ---------------

COMMUNICATIONS EQUIPMENT -- 0.4%
Motorola, Inc.                                               207,300         3,783,225
                                                                       ---------------

COMPUTER INTEGRATED SYSTEMS DESIGN -- 0.2%
Autodesk, Inc.                                                30,000         1,284,300
Computer Sciences Corp.*                                      11,900           552,517
Parametric
  Technology Corp.*                                           17,003            85,015
Teradyne, Inc.+ *                                             12,200           276,940
Unisys Corp.*                                                 12,200           169,336
                                                                       ---------------
                                                                             2,368,108
                                                                       ---------------

COMPUTER PROGRAMMING SERVICES -- 0.0%
Mercury
  Interactive Corp.+ *                                         5,400           269,082
                                                                       ---------------

COMPUTERS & INFORMATION -- 2.1%
Apple Computer, Inc.*                                         23,500           764,690
Cisco Systems, Inc.*                                         442,200        10,480,140
Comverse
  Technology, Inc.*                                           10,100           201,394
Dell, Inc.*                                                  163,500         5,856,570
EMC Corp.*                                                    80,400           916,560
Gateway, Inc.*                                                21,300            95,850
International
  Game Technology                                             23,700           914,820
Jabil Circuit, Inc.*                                          25,900           652,162
Lexmark International, Inc.*                                  17,600         1,698,928
Solectron Corp.*                                              54,200           350,674
Symbol Technologies, Inc.                                     12,900           190,146
                                                                       ---------------
                                                                            22,121,934
                                                                       ---------------

COMPUTERS & OFFICE EQUIPMENT -- 1.4%
Hewlett-Packard Co.                                          194,500         4,103,950
International Business
  Machines Corp.                                             108,300         9,546,645
Pitney Bowes, Inc.                                            14,400           637,200
Xerox Corp.+ *                                                48,200           698,900
                                                                       ---------------
                                                                            14,986,695
                                                                       ---------------
CONTAINERS -- 0.2%
Ball Corp.                                                     4,400           317,020
Bemis Co., Inc.+                                               8,700           245,775
Pactiv Corp.*                                                 18,900           471,366
Sealed Air Corp.*                                              5,200           277,004
Temple-Inland, Inc.                                            7,000   $       484,750
                                                                       ---------------
                                                                             1,795,915
                                                                       ---------------
COSMETICS & PERSONAL CARE -- 1.6%
Alberto-Culver Co.                                             6,000           300,840
Avon Products, Inc.                                           17,800           821,292
Colgate-Palmolive Co.                                         22,300         1,303,435
The Gillette Co.                                              68,100         2,887,440
Kimberly-Clark Corp.                                          21,500         1,416,420
The Procter & Gamble Co.                                     174,800         9,516,112
                                                                       ---------------
                                                                            16,245,539
                                                                       ---------------

DATA PROCESSING & PREPARATION -- 0.6%
Affiliated Computer Services,
  Inc. Cl. A+ *                                                5,200           275,288
Automatic Data
  Processing, Inc.                                            37,600         1,574,688
Deluxe Corp.                                                   3,500           152,250
First Data Corp.                                              56,500         2,515,380
Fiserv, Inc.*                                                 12,100           470,569
IMS Health, Inc.                                              11,400           267,216
NCR Corp.*                                                    22,200         1,100,898
                                                                       ---------------
                                                                             6,356,289
                                                                       ---------------

ELECTRIC UTILITIES -- 1.3%
Ameren Corp.+                                                 11,000           472,560
American Electric
  Power Co.+                                                  24,200           774,400
CenterPoint Energy, Inc.+                                     46,700           537,050
Cinergy Corp.+                                                12,000           456,000
CMS Energy Corp.+ *                                           10,900            99,517
Consolidated Edison, Inc.+                                     4,700           186,872
Constellation Energy
  Group, Inc.                                                 10,400           394,160
Dominion Resources, Inc.                                       5,300           334,324
DTE Energy Co.                                                11,400           462,156
Duke Energy Corp.                                              5,900           119,711
Edison International                                          22,100           565,097
Entergy Corp.                                                 16,000           896,160
Exelon Corp.                                                  44,500         1,481,405
FirstEnergy Corp.                                             13,800           516,258
FPL Group, Inc.                                               11,300           722,635
NiSource, Inc.                                                16,200           334,044
PG&E Corp.*                                                   25,600           715,264
Pinnacle West Capital Corp.                                    5,800           234,262
PPL Corp.                                                     12,000           550,800
Progress Energy, Inc.+                                        15,600           687,180
Public Service Enterprise
  Group, Inc.+                                                16,000           640,480
Southern Co.+                                                 46,800         1,364,220
TXU Corp.                                                     19,800           802,098
                                                                       ---------------
                                                                            13,346,653
                                                                       ---------------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 4.0%
Advanced Micro
  Devices, Inc.*                                              20,600   $       327,540
Altera Corp.+ *                                               24,200           537,724
Analog Devices, Inc.                                          22,400         1,054,592
Applied Micro
  Circuits Corp.*                                             22,000           117,040
Broadcom Corp. Cl. A*                                         19,400           907,338
Emerson Electric Co.                                          27,200         1,728,560
General Electric Co.                                         555,500        17,998,200
Intel Corp.                                                  412,900        11,396,040
Linear Technology Corp.                                       19,900           785,453
LSI Logic Corp.*                                              54,800           417,576
Maxim Integrated
  Products, Inc.                                              21,200         1,111,304
Micron Technology, Inc.*                                      21,800           333,758
Molex, Inc.                                                    6,900           221,352
National
  Semiconductor Corp.*                                        22,000           483,780
PMC-Sierra, Inc.+ *                                           11,600           166,460
Rockwell Automation, Inc.                                     18,300           686,433
Sanmina-SCI Corp.+ *                                          50,500           459,550
Texas Instruments, Inc.                                      105,400         2,548,572
Thomas & Betts Corp.                                           3,800           103,474
Xilinx, Inc.                                                  22,000           732,820
                                                                       ---------------
                                                                            42,117,566
                                                                       ---------------

ENERGY -- 4.5%
Amerada Hess Corp.                                            12,800         1,013,632
Anadarko Petroleum Corp.                                      22,700         1,330,220
Apache Corp.                                                  20,000           871,000
BJ Services Co.*                                              10,100           462,984
Burlington Resources, Inc.                                    13,800           499,284
ChevronTexaco Corp.                                           86,400         8,131,104
ConocoPhillips                                                68,300         5,210,607
Devon Energy Corp.                                            21,800         1,438,800
EOG Resources, Inc.                                            6,600           394,086
Exxon Mobil Corp.                                            379,200        16,840,272
Halliburton Co.                                               30,800           932,008
Kerr-McGee Corp.                                               5,900           317,243
KeySpan Corp.                                                 10,200           374,340
Kinder Morgan, Inc.                                            7,800           462,462
Marathon Oil Corp.                                            20,100           760,584
Nabors Industries Limited*                                     9,300           420,546
Nicor, Inc.                                                    3,400           115,498
Noble Corp.*                                                   5,100           193,239
Occidental Petroleum Corp.                                    23,600         1,142,476
Peoples Energy Corp.                                           2,600           109,590
Schlumberger Limited                                          37,500         2,381,625
Sempra Energy                                                 24,100           829,763
Sunoco, Inc.                                                   2,900           184,498
Transocean, Inc.*                                             30,900           894,246
Unocal Corp.                                                  14,900           566,200
Valero Energy Corp.                                           11,700           862,992

    The accompanying notes are an integral part of the financial statements.

                                                        NUMBER OF          MARKET
                                                         SHARES            VALUE
                                                     ---------------   ---------------
Xcel Energy, Inc.+                                            25,500   $       426,105
                                                                       ---------------
                                                                            47,165,404
                                                                       ---------------

ENTERTAINMENT & LEISURE -- 0.4%
Brunswick Corp.                                                3,600           146,880
Harrah's
  Entertainment, Inc.                                         11,100           600,510
The Walt Disney Co.                                          130,900         3,336,641
                                                                       ---------------
                                                                             4,084,031
                                                                       ---------------

FINANCIAL SERVICES -- 2.7%
American Express Co.                                          44,700         2,296,686
Apartment Investment &
  Management Co. Cl. A                                         6,000           186,780
Bear Stearns
  Companies, Inc.+                                            12,700         1,070,737
Countrywide Financial Corp.                                   33,150         2,328,788
E Trade Financial Corp.*                                      34,300           382,445
Franklin Resources, Inc.                                      15,900           796,272
The Goldman Sachs
  Group, Inc.                                                 47,000         4,425,520
Huntington
  Bancshares, Inc.                                            16,800           384,720
Lehman Brothers
  Holdings, Inc.                                              30,700         2,310,175
MBNA Corp.                                                    79,000         2,037,410
Merrill Lynch & Co., Inc.                                     89,100         4,809,618
Morgan Stanley                                                99,700         5,261,169
PNC Financial Services
  Group, Inc.                                                 16,900           897,052
Price (T. Rowe)
  Group, Inc.                                                  8,300           418,320
ProLogis Trust                                                 6,200           204,104
Simon Property
  Group, Inc.+                                                 1,500            77,130
                                                                       ---------------
                                                                            27,886,926
                                                                       ---------------

FOODS -- 0.9%
Archer-Daniels-Midland Co.                                    65,000         1,090,700
Campbell Soup Co.+                                            17,000           456,960
ConAgra Foods, Inc.                                           22,500           609,300
General Mills, Inc.                                            4,600           218,638
Heinz (H. J.) Co.                                              3,300           129,360
Hershey Foods Corp.                                           17,400           805,098
Kellogg Co.                                                   25,100         1,050,435
The Kroger Co.*                                               47,500           864,500
McCormick & Co., Inc.                                          1,000            34,000
Safeway, Inc.+ *                                              15,900           402,906
Sara Lee Corp.                                                48,600         1,117,314
Starbucks Corp.*                                              16,600           721,768
SuperValu, Inc.                                                8,500           260,185
Sysco Corp.                                                   41,900         1,502,953
Wrigley (Wm.) Jr. Co.                                          5,400           340,470
                                                                       ---------------
                                                                             9,604,587
                                                                       ---------------

FOREST PRODUCTS & PAPER -- 0.4%
Boise Cascade Corp.                                            3,900   $       146,796
Georgia-Pacific Corp.                                         33,000         1,220,340
International Paper Co.                                       16,700           746,490
MeadWestvaco Corp.                                            12,500           367,375
Plum Creek Timber
  Co., Inc.                                                   10,200           332,316
Weyerhaeuser Co.                                              14,700           927,864
                                                                       ---------------
                                                                             3,741,181
                                                                       ---------------

HEALTHCARE -- 0.6%
Caremark Rx, Inc.*                                            23,800           783,972
Express Scripts, Inc.*                                         4,900           388,227
HCA, Inc.                                                     19,500           811,005
Health Management
  Associates, Inc. Cl. A+                                        400             8,968
Humana, Inc.*                                                 10,400           175,760
Manor Care, Inc.                                               4,800           156,864
UnitedHealth Group, Inc.                                      39,900         2,483,775
Wellpoint Health
  Networks, Inc.*                                              9,800         1,097,698
                                                                       ---------------
                                                                             5,906,269
                                                                       ---------------

HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES -- 0.3%
Centex Corp.                                                  18,600           850,950
KB Home+                                                      16,600         1,139,258
Leggett & Platt, Inc.                                         10,900           291,139
Maytag Corp.                                                   4,500           110,295
Pulte Homes, Inc.                                             11,000           572,330
Whirlpool Corp.+                                               6,000           411,600
                                                                       ---------------
                                                                             3,375,572
                                                                       ---------------

HOUSEHOLD PRODUCTS -- 0.3%
Black & Decker Corp.                                           8,800           546,744
The Clorox Co.                                                14,200           763,676
Corning, Inc.*                                                79,200         1,034,352
Fortune Brands, Inc.                                           5,000           377,150
Sherwin-Williams Co.                                           8,700           361,485
Snap-On, Inc.                                                  1,800            60,390
The Stanley Works+                                             9,500           433,010
                                                                       ---------------
                                                                             3,576,807
                                                                       ---------------

INDUSTRIAL - DISTRIBUTION -- 0.1%
Grainger (W.W.), Inc.                                          9,600           552,000
                                                                       ---------------

INDUSTRIAL - DIVERSIFIED -- 1.4%
3M Co.                                                        49,900         4,491,499
Cooper Industries
  Limited Cl. A                                               19,100         1,134,731
Danaher Corp.                                                 19,600         1,016,260
Eaton Corp.                                                    9,100           589,134
Illinois Tool Works, Inc.                                     18,400         1,764,376
ITT Industries, Inc.                                           5,800           481,400
Textron, Inc.+                                                18,500         1,097,975
Tyco International
  Limited+                                                   123,031   $     4,077,247
                                                                       ---------------
                                                                            14,652,622
                                                                       ---------------

INFORMATION RETRIEVAL SERVICES -- 0.3%
Yahoo!, Inc.*                                                 81,000         2,942,730
                                                                       ---------------

INSURANCE -- 4.0%
ACE Limited                                                   37,800         1,598,184
Aetna, Inc.                                                   15,400         1,309,000
AFLAC, Inc.                                                   32,300         1,318,163
Allstate Corp.                                               101,100         4,706,205
Ambac Financial
  Group, Inc.                                                  6,000           440,640
American International
  Group, Inc.                                                126,900         9,045,432
Anthem, Inc.+ *                                               10,000           895,600
Aon Corp.                                                     20,500           583,635
Chubb Corp.                                                   25,600         1,745,408
Cigna Corp.                                                   18,600         1,279,866
Cincinnati Financial Corp.                                     6,510           283,315
The Hartford Financial
  Services Group, Inc.                                        39,900         2,742,726
Jefferson-Pilot Corp.                                            500            25,400
Lincoln National Corp.                                        17,300           817,425
Loews Corp.                                                   25,700         1,540,972
Marsh & McLennan
  Companies, Inc.+                                            17,300           785,074
MBIA, Inc.                                                     8,100           462,672
Metlife, Inc.                                                 47,800         1,713,630
MGIC Investment Corp.                                          3,700           280,682
Principal Financial
  Group, Inc.                                                 21,200           737,336
Progressive Corp.                                             13,700         1,168,610
Prudential Financial, Inc.                                    34,000         1,579,980
Safeco Corp.                                                  25,300         1,113,200
St. Paul Travelers
  Companies                                                   95,535         3,872,989
Torchmark Corp.                                                  400            21,520
UnumProvident Corp.+                                          19,100           303,690
XL Capital Limited Cl. A                                      18,700         1,411,102
                                                                       ---------------
                                                                            41,782,456
                                                                       ---------------

LODGING -- 0.2%
Hilton Hotels Corp.                                           37,400           697,884
Marriott International,
  Inc. Cl. A+                                                 15,700           783,116
Starwood Hotels & Resorts
  Worldwide, Inc.                                             14,300           641,355
                                                                       ---------------
                                                                             2,122,355
                                                                       ---------------

MACHINERY & COMPONENTS -- 0.7%
Baker Hughes, Inc.                                            33,100         1,246,215
Caterpillar, Inc.                                             22,200         1,763,568
Cummins, Inc.                                                 20,800         1,300,000

    The accompanying notes are an integral part of the financial statements.

                                                        NUMBER OF          MARKET
                                                         SHARES            VALUE
                                                     ---------------   ---------------
Deere & Co.                                                   15,300   $     1,073,142
Dover Corp.                                                   13,300           559,930
Ingersoll-Rand Co. Cl. A                                      11,200           765,072
Pall Corp.+                                                    8,500           222,615
Parker-Hannifin Corp.                                          7,100           422,166
                                                                       ---------------
                                                                             7,352,708
                                                                       ---------------

MANUFACTURING -- 0.3%
American Standard
  Companies, Inc.*                                            13,500           544,185
Applied Materials, Inc.*                                     107,200         2,103,264
Avery Dennison Corp.                                           7,000           448,070
                                                                       ---------------
                                                                             3,095,519
                                                                       ---------------

MEDICAL SUPPLIES -- 1.2%
Agilent Technologies, Inc.*                                   44,600         1,305,888
Allergan, Inc.                                                   900            80,568
Applied Biosystems
  Group-Applera Corp.                                         13,000           282,750
Bard (C.R.), Inc.                                              7,000           396,550
Bausch & Lomb, Inc.                                            8,400           546,588
Baxter International, Inc.                                    24,900           859,299
Becton, Dickinson & Co.+                                      17,100           885,780
Biomet, Inc.                                                   2,600           115,544
Guidant Corp.                                                  2,700           150,876
Medtronic, Inc.                                               54,800         2,669,856
St. Jude Medical, Inc.*                                          900            68,085
Stryker Corp.                                                 64,000         3,520,000
Tektronix, Inc.                                               37,400         1,272,348
Thermo Electron Corp.*                                         9,700           298,178
Waters Corp.*                                                  4,900           234,122
Zimmer Holdings, Inc.*                                         3,200           282,240
                                                                       ---------------
                                                                            12,968,672
                                                                       ---------------

METALS & MINING -- 0.4%
Alcoa, Inc.                                                   54,700         1,806,741
Crane Co.                                                      3,600           113,004
Newmont Mining Corp.                                           3,300           127,908
Nucor Corp.                                                   15,500         1,189,780
Phelps Dodge Corp.*                                            8,900           689,839
United States Steel Corp.+                                     7,200           252,864
                                                                       ---------------
                                                                             4,180,136
                                                                       ---------------

PHARMACEUTICALS -- 5.5%
Abbott Laboratories                                           51,600         2,103,216
AmerisourceBergen Corp.                                       11,700           699,426
Amgen, Inc.*                                                  85,000         4,638,450
Bristol-Myers Squibb Co.                                     127,900         3,133,550
Cardinal Health, Inc.                                          6,100           427,305
Eli Lilly & Co.                                               45,500         3,180,905
Hospira, Inc.*                                                 7,690           212,244
Johnson & Johnson                                            195,600        10,894,920
King Pharmaceuticals, Inc.*                                   15,900           182,055
McKesson Corp.                                                22,300           765,559
Medco Health
  Solutions, Inc.*                                            13,279   $       497,963
Medimmune, Inc.*                                               9,700           226,980
Merck & Co., Inc.                                            190,200         9,034,500
Mylan Laboratories, Inc.                                      17,600           356,400
Pfizer, Inc.                                                 502,400        17,222,272
Schering-Plough Corp.                                          3,500            64,680
Sigma-Aldrich Corp.                                            4,200           250,362
Watson
  Pharmaceutical, Inc.*                                        7,200           193,680
Wyeth                                                         90,400         3,268,864
                                                                       ---------------
                                                                            57,353,331
                                                                       ---------------

PHOTOGRAPHY EQUIPMENT/SUPPLIES -- 0.1%
Eastman Kodak Co.+                                            24,800           669,104
                                                                       ---------------

PREPACKAGED SOFTWARE -- 2.8%
Adobe Systems, Inc.                                           29,800         1,385,700
BMC Software, Inc.*                                           16,800           310,800
Citrix Systems, Inc.*                                         10,100           205,636
Compuware Corp.*                                              22,900           151,140
Intuit, Inc.*                                                 13,400           516,972
Microsoft Corp.                                              684,800        19,557,888
Novell, Inc.*                                                 22,900           192,131
Oracle Corp.*                                                321,800         3,839,074
Peoplesoft, Inc.*                                             24,300           449,550
Siebel Systems, Inc.*                                         32,300           344,964
Symantec Corp.*                                               37,100         1,624,238
Veritas Software Corp.*                                       26,400           731,280
                                                                       ---------------
                                                                            29,309,373
                                                                       ---------------

REAL ESTATE -- 0.1%
Equity Office
  Properties Trust+                                           26,200           712,640
Equity Residential                                             3,600           107,028
                                                                       ---------------
                                                                               819,668
                                                                       ---------------

RESTAURANTS -- 0.3%
Darden Restaurants, Inc.                                      11,400           234,270
McDonald's Corp.                                              80,700         2,098,200
Wendy's International, Inc.                                    7,900           275,236
Yum! Brands, Inc.*                                            20,800           774,176
                                                                       ---------------
                                                                             3,381,882
                                                                       ---------------

RETAIL -- 3.6%
AutoZone, Inc.+ *                                             11,600           929,160
Bed Bath & Beyond, Inc.*                                      18,100           695,945
Best Buy Co., Inc.                                            39,800         2,019,452
Big Lots, Inc.*                                                7,200           104,112
Costco Wholesale Corp.                                        27,900         1,145,853
CVS Corp.                                                     25,200         1,058,904
Dollar General Corp.                                          20,800           406,848
Federated Department
  Stores, Inc.                                                11,600           569,560
The Home Depot, Inc.                                         145,000         5,104,000
J.C. Penney
  Company, Inc.+                                              17,500   $       660,800
Lowe's Companies, Inc.                                        47,800         2,511,890
The May Department
  Stores Co.+                                                 18,400           505,816
Office Depot, Inc.*                                           30,300           542,673
RadioShack Corp.                                              34,900           999,187
Sears, Roebuck and Co.+                                       29,200         1,102,592
Staples, Inc.                                                 31,200           914,472
Target Corp.                                                  55,500         2,357,085
TJX Companies, Inc.                                           44,300         1,069,402
Wal-Mart Stores, Inc.                                        276,100        14,567,036
                                                                       ---------------
                                                                            37,264,787
                                                                       ---------------

RETAIL - GROCERY -- 0.0%
Albertson's, Inc.+                                            14,100           374,214
                                                                       ---------------

TELEPHONE UTILITIES -- 1.2%
Alltel Corp.                                                   1,600            80,992
AT&T Corp.+                                                   52,080           761,930
BellSouth Corp.                                              114,200         2,994,324
CenturyTel, Inc.                                               9,100           273,364
MCI, Inc. Escrow shares*                                   2,420,000                 -
Qwest Communications
  International, Inc.*                                       110,900           398,131
Sprint Corp. (FON Group)                                      90,800         1,598,080
Verizon
  Communications, Inc.                                       181,168         6,556,470
                                                                       ---------------
                                                                            12,663,291
                                                                       ---------------

TOBACCO -- 0.8%
Altria Group, Inc.                                           138,400         6,926,920
Reynolds (R.J.) Tobacco
  Holdings, Inc.+                                             21,400         1,446,426
UST, Inc.                                                     11,200           403,200
                                                                       ---------------
                                                                             8,776,546
                                                                       ---------------

TOYS, GAMES -- 0.0%
Hasbro, Inc.                                                  10,000           190,000
                                                                       ---------------

TRANSPORTATION -- 1.2%
Burlington Northern
  Santa Fe Corp.                                              32,700         1,146,789
Carnival Corp.                                                43,100         2,025,700
CSX Corp.                                                     13,400           439,118
FedEx Corp.+                                                  17,700         1,445,913
Norfolk Southern Corp.                                        53,500         1,418,820
Union Pacific Corp.                                            9,800           582,610
United Parcel Service,
  Inc. Cl. B                                                  71,900         5,404,723
                                                                       ---------------
                                                                            12,463,673
                                                                       ---------------

TRAVEL -- 0.0%
Sabre Holdings Corp.                                           9,600           266,016
                                                                       ---------------

TOTAL EQUITIES
(COST $507,825,270)                                                        659,896,374
                                                                       ---------------

    The accompanying notes are an integral part of the financial statements.

                                                        NUMBER OF          MARKET
                                                         SHARES            VALUE
                                                     ---------------   ---------------
RIGHTS -- 0.0%

COMPUTERS & INFORMATION
Seagate Technology* ++++                                      21,700   $             -

TOTAL RIGHTS
(COST $0)                                                                            -
                                                                       ---------------

                                                        PRINCIPAL
                                                         AMOUNT
                                                     ---------------
BONDS & NOTES -- 29.5%

ASSET BACKED SECURITIES -- 0.6%
Chase Mortgage
  Finance Co.
  Series 2003-S11,
  Class 1A-1
  5.000% 10/25/2033                                  $     2,522,342         2,408,348
Travelers Funding Limited
  Series 1A, Class A1++
  6.300% 02/18/2014                                        2,830,525         2,943,746
Vanderbilt Mortgage and
  Finance, Inc.
  Series 2002-C, Class A2
  4.230% 02/07/2015                                        1,250,000         1,258,232
                                                                       ---------------

TOTAL ASSET BACKED
SECURITIES
(COST $6,518,005)                                                            6,610,326
                                                                       ---------------

CORPORATE DEBT -- 13.0%
Allied Waste
  North America, Inc.++
  5.750% 02/15/2011                                          300,000           284,250
American
  General Finance Corp.
  5.875% 07/14/2006                                          775,000           813,752
American
  Greetings Corp.
  6.100% 08/01/2028                                          910,000           930,475
American Honda
  Finance Corp.++
  3.850% 11/06/2008                                          700,000           687,585
American Standard, Inc.
  7.625% 02/15/2010                                          700,000           770,000
Ametek, Inc.
  7.200% 07/15/2008                                        1,040,000         1,123,450
Anheuser-Busch Cos., Inc.
  5.050% 10/15/2016                                          725,000           697,973
Anheuser-Busch Cos., Inc.
  6.500% 02/01/2043                                          775,000           812,427
AOL Time Warner, Inc.
  5.625% 05/01/2005                                        2,040,000         2,089,964
Aramark Services, Inc.
  8.150% 05/01/2005                                          750,000           780,100

                                                        PRINCIPAL          MARKET
                                                         AMOUNT            VALUE
                                                     ---------------   ---------------
Avnet, Inc.+
  8.000% 11/15/2006                                  $       545,000   $       588,600
Bausch & Lomb, Inc.
  7.125% 08/01/2028                                          665,000           665,787
BP Capital Markets PLC
  2.750% 12/29/2006                                        2,000,000         1,974,530
Briggs & Stratton Corp.
  8.875% 03/15/2011                                        1,330,000         1,552,775
Buckeye Partners LP
  4.625% 07/15/2013                                          350,000           322,571
Cabot Corp.++
  5.250% 09/01/2013                                          425,000           413,141
Certegy, Inc.
  4.750% 09/15/2008                                          220,000           222,255
Champion
  International Corp.
  6.400% 02/15/2026                                        1,000,000         1,045,199
Chesapeake
  Energy Corp.++
  7.500% 06/15/2014                                          440,000           453,200
Cinergy Corp.
  6.250% 09/01/2004                                        2,000,000         2,013,472
CIT Group, Inc.
  7.375% 04/02/2007                                          900,000           984,633
Colonial Pipeline Co.++
  7.630% 04/15/2032                                          750,000           883,956
Comcast Cable
  Communications, Inc.
  8.375% 05/01/2007                                        2,500,000         2,794,045
Cox
  Communications, Inc.
  6.750% 03/15/2011                                          400,000           431,295
Crane Co.
  5.500% 09/15/2013                                          200,000           199,270
CSX Corp.
  7.250% 05/01/2027                                        2,200,000         2,398,370
DaimlerChrysler NA
  Holding Corp.
  4.050% 06/04/2008                                        2,000,000         1,961,050
Delhaize America, Inc.
  9.000% 04/15/2031                                          915,000         1,006,056
Deutsche Telekom
  International
  Finance BV
  8.250% 06/15/2005                                          850,000           893,713
Diageo Finance BV
  3.000% 12/15/2006                                          500,000           494,640
Dominion
  Resources, Inc.
  7.820% 09/15/2004                                        2,130,000         2,153,980
Donnelley
  (R.R.) & Sons Co.
  6.625% 04/15/2029                                          380,000           386,702
Duke Energy Field
  Services Corp.
  7.875% 08/16/2010                                  $     1,800,000   $     2,051,401
Electronic Data
  Systems Corp. Series B
  6.000% 08/01/2013                                          375,000           358,158
Emerald Investment
  Grade CBO Limited++
  1.735% 05/24/2011                                        2,774,302         2,722,284
Entergy Gulf States, Inc.
  5.250% 08/01/2015                                        1,675,000         1,583,835
ERAC USA Finance Co.++
  6.700% 06/01/2034                                          820,000           821,159
ERAC USA Finance Co.++
  6.750% 05/15/2007                                        1,000,000         1,078,541
FedEx Corp.++
  1.390% 04/01/2005                                          475,000           475,555
First Industrial LP
  7.600% 05/15/2007                                          700,000           767,516
Ford Motor Co.
  6.375% 02/01/2029                                          965,000           815,533
Ford Motor Co.
  6.625% 02/15/2028                                          300,000           263,070
Ford Motor Credit Co.
  5.625% 10/01/2008                                          300,000           302,608
Ford Motor Credit Co.
  7.000% 10/01/2013                                          845,000           852,999
Ford Motor Credit Co.
  7.375% 10/28/2009                                          750,000           800,419
Foster's Finance Corp.++
  6.875% 06/15/2011                                          835,000           916,606
France Telecom SA
  9.500% 03/01/2031                                          700,000           878,514
Franklin Resources, Inc.
  3.700% 04/15/2008                                          800,000           787,658
General Mills, Inc.
  2.625% 10/24/2006                                        3,325,000         3,253,300
General Mills, Inc.
  8.900% 06/15/2006                                        2,250,000         2,488,151
General Motors
  Acceptance Corp.
  6.150% 04/05/2007                                        1,000,000         1,044,304
General Motors Corp.+
  7.200% 01/15/2011                                          950,000           995,405
General Motors Corp.
  8.375% 07/15/2033                                          520,000           550,416
Glencore Funding LLC++
  6.000% 04/15/2014                                          750,000           695,655
Goldman Sachs
  Group, Inc.
  5.150% 01/15/2014                                          775,000           744,246
Goodrich (B.F.) Co.
  7.500% 04/15/2008                                        1,800,000         1,990,517

    The accompanying notes are an integral part of the financial statements.

                                                        PRINCIPAL          MARKET
                                                         AMOUNT            VALUE
                                                     ---------------   ---------------
HARRAH'S OPERATING
  CO., INC.++
  5.500% 07/01/2010                                  $       385,000   $       386,928
HCA, Inc.
  6.950% 05/01/2012                                          825,000           860,744
Household Finance Corp.
  4.125% 12/15/2008                                          875,000           862,504
Household Finance Corp.
  6.375% 10/15/2011                                          750,000           800,555
ICI Wilmington, Inc.
  7.050% 09/15/2007                                          735,000           786,711
International
  Game Technology
  8.375% 05/15/2009                                          325,000           382,343
Interpool, Inc.
  7.350% 08/01/2007                                        1,000,000           972,500
iStar Financial, Inc.++
  5.700% 03/01/2014                                          310,000           290,977
iStar Financial, Inc.
  Series B
  4.875% 01/15/2009                                          165,000           159,769
JP Morgan Chase & Co.
  3.125% 12/11/2006                                        1,000,000           995,658
Kellwood Co.
  7.625% 10/15/2017                                          575,000           610,568
Kennametal, Inc.
  7.200% 06/15/2012                                          840,000           888,400
Kern River
  Funding Corp.++
  4.893% 04/30/2018                                          715,031           692,973
Kimco Realty Corp.
  Series MTNB
  7.860% 11/01/2007                                        1,325,000         1,493,841
The Kroger Co.
  6.750% 04/15/2012                                        1,000,000         1,083,331
Leucadia National Corp.
  7.750% 08/15/2013                                        1,150,000         1,196,000
Liberty Media Corp.
  3.500% 09/25/2006                                          500,000           499,093
Marriott
  International, Inc.
  Series E
  7.000% 01/15/2008                                          690,000           751,551
MCI, Inc.
  5.908% 05/01/2007                                          143,000           138,710
MCI, Inc.
  6.688% 05/01/2009                                          143,000           132,275
MCI, Inc.+
  7.735% 05/01/2014                                          123,000           110,085
Meritor Automotive, Inc.
  6.800% 02/15/2009                                          655,000           666,462
Merrill Lynch & Co., Inc.
  2.940% 01/30/2006                                        3,150,000         3,165,394
MidAmerican Energy
  Holdings Co.
  3.500% 05/15/2008                                  $     1,050,000   $     1,012,822
Millipore Corp.
  7.500% 04/01/2007                                        4,250,000         4,526,590
Mobil Corp.
  8.625% 08/15/2021                                        2,000,000         2,631,118
Mohawk
  Industries, Inc.
  Series D
  7.200% 04/15/2012                                          750,000           832,169
Monongahela
  Power Co.++
  6.700% 06/15/2014                                          400,000           403,817
National Rural
  Utilities Cooperative
  Finance Corp.
  8.000% 03/01/2032                                          495,000           611,012
Newell
  Rubbermaid, Inc.
  4.000% 05/01/2010                                          320,000           303,761
News America
  Holdings, Inc.
  9.250% 02/01/2013                                        2,000,000         2,509,518
Nisource Finance Corp.
  3.200% 11/01/2006                                          480,000           474,545
North Finance
  (Bermuda) Limited++
  7.000% 09/15/2005                                        4,000,000         4,149,036
Nova Chemicals Corp.
  6.500% 01/15/2012                                          300,000           295,500
Oak Hill Securities
  Fund II++
  8.920% 10/15/2006                                          500,000           518,758
Pacific Energy Partners
  LP/Pacific Energy
  Finance Corp.++
  7.125% 06/15/2014                                          425,000           431,375
Pacific Gas & Electric Co.
  6.050% 03/01/2034                                          570,000           536,117
Piedmont Natural Gas Co.
  Series E
  6.000% 12/19/2033                                          400,000           389,262
Plains All American
  Pipeline LP++
  5.625% 12/15/2013                                          520,000           493,616
Precision Castparts Corp.
  5.600% 12/15/2013                                        1,125,000         1,095,238
Procter & Gamble Co.
  5.500% 02/01/2034                                          650,000           613,796
PSEG Power LLC
  5.500% 12/01/2015                                          600,000           573,202
Qwest Corp.++
  9.125% 03/15/2012                                          850,000           918,000
Rogers Cable, Inc.
  5.500% 03/15/2014                                  $       425,000   $       375,513
Rogers Wireless
  Communications, Inc.
  6.375% 03/01/2014                                          350,000           322,000
Ryder System, Inc.
  6.600% 11/15/2005                                        3,500,000         3,655,214
Simon Property Group LP
  6.875% 11/15/2006                                          750,000           794,489
SLM Corp.
  5.000% 10/01/2013                                        1,245,000         1,202,239
SLM Corp.
  5.625% 08/01/2033                                          615,000           554,466
Sprint Capital Corp.
  6.900% 05/01/2019                                        2,000,000         2,011,912
Sprint Capital Corp.
  8.375% 03/15/2012                                          100,000           114,933
Steelcase, Inc.
  6.375% 11/15/2006                                        1,150,000         1,185,047
SuperValu, Inc.
  7.875% 08/01/2009                                        2,000,000         2,258,978
Tenet Healthcare Corp
  6.375% 12/01/2011                                          440,000           385,000
Textron Financial Corp.
  Series E
  2.690% 10/03/2006                                        1,710,000         1,683,580
Thomas & Betts Corp.
  6.500% 01/15/2006                                          340,000           352,838
Timken Co.
  5.750% 02/15/2010                                          115,000           115,241
Timken Co. Series A
  6.750% 08/21/2006                                          500,000           521,677
Toro Co.
  7.800% 06/15/2027                                        1,300,000         1,396,043
Toyota Motor Credit Corp.
  4.350% 12/15/2010                                        1,400,000         1,379,647
TransAlta Corp.
  5.750% 12/15/2013                                        1,000,000           990,142
Tricon Global
  Restaurants, Inc.
  8.875% 04/15/2011                                          460,000           555,094
Tri-State Generation &
  Transmission
  Association
  Series 2003, Class A++
  6.040% 01/31/2018                                          430,000           430,202
Tri-State Generation &
  Transmission
  Association Series
  2003, Class B++
  7.144% 07/31/2033                                          525,000           544,992
Tyco International
  Group SA
  6.375% 02/15/2006                                        1,300,000         1,364,878

    The accompanying notes are an integral part of the financial statements.

                                                        PRINCIPAL          MARKET
                                                         AMOUNT            VALUE
                                                     ---------------   ---------------
Tyco International
  Group SA
  6.375% 10/15/2011                                  $     1,350,000   $     1,436,104
Tyco International
  Group SA
  6.875% 01/15/2029                                          600,000           628,146
United Rentals
  North America, Inc.
  6.500% 02/15/2012                                          640,000           604,800
US Airways,
  Inc. Cl. B* +++
  7.500% 04/15/2008                                          869,681                 -
USA Interactive
  7.000% 01/15/2013                                          900,000           970,561
Verizon Global
  Funding Corp.
  7.750% 12/01/2030                                          720,000           808,690
Vodafone Group PLC
  5.375% 01/30/2015                                          100,000            98,478
Vulcan Materials Co.
  6.000% 04/01/2009                                        1,250,000         1,338,836
The Walt Disney Co.
  6.750% 03/30/2006                                          650,000           688,535
Washington Mutual, Inc.
  2.400% 11/03/2005                                        1,600,000         1,588,888
Weyerhaeuser Co.
  5.500% 03/15/2005                                          255,000           260,392
WPP Finance (USA) Corp.
  6.625% 07/15/2005                                        2,550,000         2,595,377
XTO Energy, Inc.
  4.900% 02/01/2014                                          850,000           800,334
                                                                       ---------------

TOTAL CORPORATE DEBT
(COST $133,821,417)                                                        135,326,956
                                                                       ---------------


NON-U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 3.5%

COLLATERALIZED MORTGAGE OBLIGATIONS
ABN AMRO
  Mortgage Corp.
  Series 2003-12,
  Class 1A
  5.000% 12/25/2033                                        1,796,294         1,715,115
Asset Securitization Corp.
  Series 1995-MD4,
  Class A1
  7.100% 08/13/2029                                        1,341,234         1,404,671
Countrywide Home
  Loans, Inc.
  Series 2003-42,
  Class 1A1
  3.829% 09/25/2033                                          934,967           931,843
Countrywide Home
  Loans, Inc.
  Series 2004-23,
  Class 1A1
  4.445% 02/25/2034                                  $       960,694   $       965,748
CS First Boston Mortgage
  Securities Corp.
  Series 1998-C2,
  Class A1
  5.960% 11/11/2030                                        1,485,351         1,536,238
CS First Boston
  Mortgage Securities
  Corp. Series 2003-7,
  Class 1A24
  4.500% 02/25/2033                                        1,225,000         1,230,125
CS First Boston Mortgage
  Securities Corp.
  Series 2004-C1,
  Class A1
  2.254% 01/15/2037                                        1,184,983         1,159,324
IndyMac Bancorp, Inc.
  Mortgage Loan Trust
  Series 2004-AR4,
  Class 1A
  4.820% 06/30/2034                                        2,500,000         2,528,125
MASTR Asset
  Securitization Trust
  Series 2002-6,
  Class 6A1
  6.500% 10/25/2032                                          232,176           237,944
MASTR Asset
  Securitization Trust
  Series 2003-12,
  Class 6A1
  5.000% 12/25/2033                                        2,867,867         2,738,247
Merrill Lynch Mortgage
  Investors, Inc.
  Series 1998-C1,
  Class A1
  6.310% 11/15/2026                                        1,430,046         1,472,948
Merrill Lynch Mortgage
  Investors, Inc.
  Series 2003-A4,
  Class IA
  4.317% 07/25/2033                                          937,757           943,393
Merrill Lynch Mortgage
  Investors, Inc.
  Series 2004-A1,
  Class IA
  4.216% 02/25/2034                                          450,582           452,220
Morgan Stanley Mortgage
  Loan Trust
  Series 2004-2AR,
  Class PT3
  5.248% 02/25/2034                                          286,168           290,457
Salomon Brothers
  Mortgage Securities
  Series 2001-MMA,
  Class A1++
  5.323% 02/18/2034                                  $       951,431   $       965,287
Starwood Commercial
  Mortgage Trust Series
  1999-C1A, Class B++
  6.920% 02/03/2014                                        3,000,000         3,288,460
Structured Adjustable
  Rate Mortgage Loan
  Trust Series 2004-2,
  Class 2A
  5.095% 03/25/2034                                        1,998,021         2,017,322
Structured Asset
  Securities Corp.
  Series 1998-ALS2,
  Class 1A
  6.750% 03/25/2029                                          219,342           222,735
Structured Asset
  Securities Corp.
  Series 2002-11A,
  Class 2A1
  5.600% 06/25/2032                                          815,396           829,665
Structured Asset
  Securities Corp.
  Series 2003-30,
  Class 1A1
  5.500% 10/25/2033                                        2,303,019         2,265,307
Vendee Mortgage Trust
  Series 1992-1,
  Class 2Z
  7.750% 05/15/2022                                        1,090,841         1,149,658
Washington Mutual MSC
  Mortgage Pass-Through
  Certificates
  Series 2004-RA1,
  Class 2A
  7.000% 03/25/2034                                        2,136,937         2,211,875
Washington Mutual, Inc.
  Series 2003-S11,
  Class A1
  5.000% 11/25/2033                                        3,173,440         3,030,023
Washington
  Mutual, Inc.
  Series 2004-AR2,
  Class A
  2.574% 04/25/2044                                        2,407,981         2,414,517
                                                                       ---------------

TOTAL NON-U.S. GOVERNMENT
AGENCY OBLIGATIONS
(COST $36,021,137)                                                          36,001,247
                                                                       ---------------

    The accompanying notes are an integral part of the financial statements.

                                                        PRINCIPAL          MARKET
                                                         AMOUNT            VALUE
                                                     ---------------   ---------------
SOVEREIGN DEBT OBLIGATIONS -- 0.2%
Republic of South Africa
  6.500% 06/02/2014                                  $       725,000   $       732,250
United Mexican States
  8.375% 01/14/2011                                          685,000           774,050
                                                                       ---------------

TOTAL SOVEREIGN DEBT
OBLIGATIONS
(COST $1,488,046)                                                            1,506,300
                                                                       ---------------

U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 6.7%

FEDERAL HOME LOAN MORTGAGE CORPORATION
(FHLMC) -- 0.9%
COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.1%
FHLMC
  Series W067, Class A
  6.420% 12/01/2005                                          811,048           846,246
                                                                       ---------------

PASS-THROUGH SECURITIES -- 0.8%
FHLMC
  6.000% 09/01/2016-
         02/01/2018                                        1,166,588         1,217,763
FHLMC
  6.500% 08/01/2016-
         09/01/2016                                        1,081,333         1,143,933
FHLMC
  6.625% 09/15/2009                                        3,250,000         3,595,521
FHLMC
  7.500% 02/01/2030-
         03/01/2031                                        1,705,203         1,844,188
FHLMC
  8.000% 08/01/2026-
         03/01/2028                                          460,047           502,943
FHLMC
  9.000% 03/01/2017                                           48,882            52,812
                                                                       ---------------

TOTAL PASS-THROUGH SECURITIES                                                8,357,160
                                                                       ---------------

TOTAL FEDERAL HOME LOAN MORTGAGE
CORPORATION (FHLMC)                                                          9,203,406
                                                                       ---------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION
(FNMA) -- 0.4%
PASS-THROUGH SECURITIES
FNMA
  6.000% 05/01/2016-
         06/01/2016                                          503,724           525,664
FNMA
  7.000% 01/01/2031-
         05/01/2031                                        2,418,780         2,557,293
FNMA
  7.500% 09/01/2029-
         05/01/2030                                          775,790           834,257
FNMA
  8.000% 05/01/2013-
         09/01/2031                                  $       777,569   $       844,543
                                                                       ---------------

TOTAL PASS-THROUGH SECURITIES                                                4,761,757
                                                                       ---------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
(GNMA) -- 5.4%
PASS-THROUGH SECURITIES
GNMA
  5.000% 07/15/2033-
         02/15/2034                                       30,120,138        29,276,550
GNMA
  5.500% 01/15/2034                                       14,896,483        14,905,794
GNMA
  6.000% 01/15/2032-
         08/15/2032                                        3,616,658         3,713,718
GNMA
  6.500% 10/15/2028-
         03/15/2029                                        3,781,704         3,974,928
GNMA
  7.000% 04/15/2023-
         08/15/2032                                          748,859           797,682
GNMA
  7.250% 06/20/2021-
         05/20/2022                                        1,590,998         1,700,192
GNMA
  7.500% 09/15/2016-
         10/15/2017                                          607,990           656,939
GNMA
  8.000% 05/15/2005-
         05/15/2008                                          651,950           714,595
GNMA
  9.000% 08/15/2008-
         09/15/2009                                          203,029           216,768
                                                                       ---------------

TOTAL PASS-THROUGH SECURITIES                                               55,957,166
                                                                       ---------------

OTHER AGENCIES -- 0.0%
PASS-THROUGH SECURITIES
New Valley
  Generation IV
  4.687% 01/15/2022                                          365,541           337,955
                                                                       ---------------

TOTAL U.S. GOVERNMENT
AGENCY OBLIGATIONS
(COST $70,367,704)                                                          70,260,284
                                                                       ---------------

U.S. TREASURY OBLIGATIONS -- 5.5%
U.S. TREASURY BONDS -- 1.8%
U.S. Treasury Bond+
  6.125% 08/15/2029                                        1,340,000         1,474,209
U.S. Treasury Bond****
  8.750% 05/15/2017                                       13,000,000        17,625,156
                                                                       ---------------

TOTAL U.S. TREASURY BONDS                                                   19,099,365
                                                                       ---------------

U.S. TREASURY NOTES -- 3.7%
U.S. Treasury Note+
  3.375% 11/15/2008                                  $    18,620,000   $    18,422,163
U.S. Treasury Note+
  3.875% 02/15/2013                                        9,380,000         8,971,090
U.S. Treasury Note+
  5.000% 08/15/2011                                        6,750,000         7,049,531
U.S. Treasury Note
  5.625% 05/15/2008                                        3,875,000         4,172,285
                                                                       ---------------

TOTAL U.S. TREASURY NOTES                                                   38,615,069
                                                                       ---------------

TOTAL U.S. TREASURY
OBLIGATIONS
(COST $54,931,380)                                                          57,714,434
                                                                       ---------------

TOTAL BONDS & NOTES
(COST $303,147,689)                                                        307,419,547
                                                                       ---------------

TOTAL LONG TERM INVESTMENTS
(COST $810,972,959)                                                        967,315,921
                                                                       ---------------

SHORT-TERM INVESTMENTS -- 13.8%

CASH EQUIVALENTS -- 7.5%**
American
  AAdvantage Select
  Money Market Fund                                        2,097,233         2,097,233
Bank of
  America Bank Note
  1.500% 07/21/2004                                        2,883,696         2,883,696
Bank of America
  Eurodollar Time Deposit
  1.080% 07/19/2004                                        2,621,542         2,621,542
Bank of America
  Eurodollar Time Deposit
  1.100% 07/07/2004                                          681,601           681,601
Bank of Montreal
  Eurodollar Time Deposit
  1.200% 07/23/2004                                        2,193,088         2,193,088
Bank of the West
  Eurodollar Time Deposit
  1.280% 07/28/2004                                        2,097,233         2,097,233
BGIF Prime
  Money Market Fund                                        4,037,174         4,037,174
BNP Paribas
  Eurodollar Time Deposit
  1.080% 07/29/2004                                        1,310,771         1,310,771
Branch Banker & Trust
  Eurodollar Time Deposit
  1.080% 07/14/2004                                          262,154           262,154
Canadian Imperial
  Bank of Commerce
  Bank Note
  1.440% 05/18/2005                                        5,243,083         5,243,083

    The accompanying notes are an integral part of the financial statements.

                                                        PRINCIPAL          MARKET
                                                         AMOUNT            VALUE
                                                     ---------------   ---------------
Caylon
  Eurodollar Time Deposit
  1.040% 07/06/2004                                  $     4,194,466   $     4,194,466
Caylon
  Eurodollar Time Deposit
  1.170% 08/04/2004                                        2,097,233         2,097,233
Caylon
  Eurodollar Time Deposit
  1.340% 08/24/2004                                        1,911,104         1,911,104
Fannie Mae Discount Note
  0.960% 07/01/2004                                        1,572,925         1,572,925
Fannie Mae Discount Note
  1.131% 07/14/2004                                          786,462           786,462
Federal Home Loan
  Bank Discount Note
  0.970% 07/02/2004                                          786,462           786,462
Federal Home Loan
  Bank Discount Note
  0.990% 07/01/2004                                          786,462           786,462
Fortis Bank
  Eurodollar Time Deposit
  1.090% 07/08/2004                                        3,670,158         3,670,158
Fortis Bank
  Eurodollar Time Deposit
  1.190% 07/14/2004                                        1,048,617         1,048,617
Fortis Bank
  Eurodollar Time Deposit
  1.290% 09/03/2004                                          786,462           786,462
General Electric
  Capital Corp.
  1.201% 07/19/2004                                        1,310,771         1,310,771
General Electric
  Capital Corp.
  1.211% 07/21/2004                                        1,312,287         1,312,287
General Electric
  Capital Corp.
  1.211% 07/22/2004                                          783,820           783,820
General Electric
  Capital Corp.
  1.221% 07/23/2004                                          259,489           259,489
General Electric
  Capital Corp.
  1.231% 07/26/2004                                        1,307,905         1,307,905
Goldman Sachs Financial
  Square Prime
  Obligations Money
  Market Fund                                              1,310,771         1,310,771
HBOS Halifax
  Bank of Scotland
  Eurodollar Time Deposit
  1.050% 07/14/2004                                        1,572,925         1,572,925
HBOS Halifax
  Bank of Scotland
  Eurodollar Time Deposit
  1.300% 09/03/2004                                  $       786,462   $       786,462
Keybank
  Eurodollar Time Deposit
  1.250% 07/01/2004                                        4,194,466         4,194,466
Merrill Lynch Premier
  Institutional Money
  Market Fund                                              1,894,902         1,894,902
Merrimac Cash Fund,
  Premium Class                                            8,388,933         8,388,933
Morgan Stanley Dean
  Witter & Co.
  1.580% 10/22/2004                                        2,726,403         2,726,403
Royal Bank of Canada
  Eurodollar Time Deposit
  1.050% 07/08/2004                                          786,462           786,462
Royal Bank of Canada
  Eurodollar Time Deposit
  1.100% 07/02/2004                                        2,621,542         2,621,542
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.050% 07/07/2004                                        2,621,542         2,621,542
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.050% 07/15/2004                                        1,310,771         1,310,771
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.150% 08/10/2004                                          786,462           786,462
Wells Fargo
  Eurodollar Time Deposit
  1.190% 07/14/2004                                        1,310,771         1,310,771
Wells Fargo
  Eurodollar Time Deposit
  1.250% 07/23/2004                                        1,572,925         1,572,925
                                                                       ---------------
                                                                            77,927,535
                                                                       ---------------

COMMERCIAL PAPER -- 6.3%
Baxter International, Inc.
  1.380% 07/13/2004                                        1,900,000         1,899,129
Boston Scientific Corp.++
  1.150% 07/08/2004                                        3,200,000         3,199,285
Boston Scientific Corp.++
  1.170% 07/07/2004                                        2,000,000         1,999,610
Boston Scientific Corp.++
  1.300% 07/20/2004                                        3,200,000         3,197,805
British Aero
  North America++
  1.350% 07/16/2004                                        1,385,000         1,384,221
Burlington Northern
  Santa Fe Corp.++
  1.110% 07/15/2004                                  $     2,020,000   $     2,019,128
Burlington Northern
  Santa Fe Corp.++
  1.200% 07/30/2004                                        2,800,000         2,797,293
Burlington Northern
  Santa Fe Corp.++
  1.400% 08/31/2004                                        1,300,000         1,296,821
Countrywide Home
  Loans, Inc.
  1.320% 07/27/2004                                        3,000,000         2,997,140
Florida Power & Light Co.
  1.300% 07/09/2004                                        2,000,000         1,999,422
ITT Industries, Inc.++
  1.140% 07/06/2004                                        5,000,000         4,999,208
Kinder Morgan
  Energy Partners LP++
  1.300% 07/19/2004                                        2,715,000         2,713,235
Kinder Morgan
  Energy Partners LP++
  1.300% 07/12/2004                                        2,270,000         2,269,098
Kinder Morgan
  Energy Partners LP++
  1.350% 07/20/2004                                        1,840,000         1,838,689
L'Oreal USA, Inc.++
  1.250% 07/23/2004                                        2,300,000         2,298,243
Praxair, Inc.
  1.130% 07/02/2004                                        3,000,000         2,999,906
Praxair, Inc.
  1.220% 07/14/2004                                        3,000,000         2,998,678
Public Service
  Electric & Gas Co.
  1.160% 07/09/2004                                        2,295,000         2,294,406
Public Service
  Electric & Gas Co.
  1.170% 07/12/2004                                        3,370,000         3,368,795
Reed Elsevier++
  1.270% 07/19/2004                                        2,060,000         2,058,692
Sara Lee Corp.++
  1.070% 07/01/2004                                        3,000,000         3,000,000
SBC International, Inc.++
  1.230% 07/13/2004                                        4,360,000         4,358,212
South Carolina
  Electric & Gas
  1.340% 07/29/2004                                        2,000,000         1,997,916
Union Pacific Corp.++
  1.230% 07/21/2004                                        2,860,000         2,858,046
VF Corp.
  1.330% 07/22/2004                                        1,865,000         1,863,553

    The accompanying notes are an integral part of the financial statements.

                                                        PRINCIPAL          MARKET
                                                         AMOUNT            VALUE
                                                     ---------------   ---------------
Whirlpool Corp.++
  1.350% 07/08/2004                                  $     1,310,000   $     1,309,656
                                                                       ---------------
                                                                            66,016,187
                                                                       ---------------

TOTAL SHORT-TERM
INVESTMENTS
(COST $143,943,817)                                                        143,943,722
                                                                       ---------------

TOTAL INVESTMENTS -- 106.6%
(COST $954,916,776)***                                                   1,111,259,643

OTHER ASSETS/
(LIABILITIES) -- (6.6%)                                                    (69,263,004)
                                                                       ---------------

NET ASSETS -- 100.0%                                                   $ 1,041,996,639
                                                                       ===============

NOTES TO PORTFOLIO OF INVESTMENTS
*    Non-income producing security.
**   Represents investments of security lending collateral. (NOTE 2).
***  Aggregate cost for Federal tax purposes. (NOTE 7).
**** This security is held as collateral for open futures contracts. (NOTE 2).
+    Denotes all or a portion of security on loan.
++ Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2004, these securities amounted to a value of $69,487,341 or 6.7% of net assets.
+++  Security is currently in default.
++++ This security is valued in good faith under procedures established by the board of directors.

             The remainder of this page is intentionally left blank.

    The accompanying notes are an integral part of the financial statements.

MML EQUITY FUND - PORTFOLIO OF INVESTMENTS

JUNE 30, 2004 (UNAUDITED)

                                                        NUMBER OF          MARKET
                                                         SHARES            VALUE
                                                     ---------------   ---------------
EQUITIES -- 98.5%

ADVERTISING -- 0.1%
Interpublic Group of
  Companies, Inc.*                                            30,600   $       420,138
Omnicom Group, Inc.                                            3,100           235,259
                                                                       ---------------
                                                                               655,397
                                                                       ---------------

AEROSPACE & DEFENSE -- 4.0%
Boeing Co.                                                    51,200         2,615,808
General Dynamics Corp.                                         4,800           476,640
Goodrich Corp.                                                38,100         1,231,773
Honeywell International, Inc.                                 17,600           644,688
Lockheed Martin Corp.                                        352,300        18,347,784
Northrop Grumman Corp.                                         3,600           193,320
Raytheon Co.                                                   6,800           243,236
Rockwell Collins, Inc.                                       845,800        28,182,056
United Technologies Corp.                                      7,700           704,396
                                                                       ---------------
                                                                            52,639,701
                                                                       ---------------

APPAREL, TEXTILES & SHOES -- 2.1%
The Gap, Inc.+                                                20,100           487,425
Jones Apparel Group, Inc.                                     24,000           947,520
Limited Brands                                             1,326,700        24,809,290
Liz Claiborne, Inc.                                            1,800            64,764
Nike, Inc. Cl. B                                               4,100           310,575
Nordstrom, Inc.                                               14,500           617,845
Reebok International
  Limited+                                                     1,000            35,980
VF Corp.+                                                     23,500         1,144,450
                                                                       ---------------
                                                                            28,417,849
                                                                       ---------------

AUTOMOTIVE & PARTS -- 0.7%
American
  Axle & Manufacturing
  Holdings, Inc.                                              15,800           574,488
Autoliv, Inc.                                                 19,700           831,340
AutoNation, Inc.* +                                           16,300           278,730
BorgWarner, Inc.                                              16,200           709,074
Cooper Tire & Rubber Co.                                       7,600           174,800
Dana Corp.                                                    34,800           682,080
Delphi Corp.+                                                  8,500            90,780
Ford Motor Co.+                                               46,800           732,420
General Motors Corp.+                                         39,500         1,840,305
Genuine Parts Co.                                              3,700           146,816
Harley-Davidson, Inc.                                          2,500           154,850
Lear Corp.                                                    20,400         1,203,396
Magna International,
  Inc. Cl. A                                                  11,400           970,938
Paccar, Inc.                                                   8,300           481,317
                                                                       ---------------
                                                                             8,871,334
                                                                       ---------------

BANKING, SAVINGS & LOANS -- 15.6%
AmSouth Bancorp.                                                 300   $         7,641
Bank of America Corp.                                        376,107        31,826,174
Bank of New York Co., Inc.                                     6,800           200,464
Bank One Corp.                                                72,800         3,712,800
BB&T Corp.                                                       600            22,182
Capital One Financial Corp.                                    8,400           574,392
Charter One Financial, Inc.                                    3,365           148,699
Citigroup, Inc.                                              958,400        44,565,600
Comerica, Inc.                                                22,800         1,251,264
Fannie Mae                                                    26,900         1,919,584
Fifth Third Bancorp+                                         232,800        12,519,984
First Horizon National Corp.                                   1,900            86,393
Freddie Mac                                                  500,100        31,656,330
Golden West Financial Corp.                                    2,300           244,605
J.P. Morgan Chase & Co.                                      138,000         5,350,260
KeyCorp                                                       53,300         1,593,137
Marshall and Ilsley Corp.                                      3,200           125,088
National City Corp.                                           54,400         1,904,544
North Fork
  Bancorporation, Inc.                                           100             3,805
Northern Trust Corp.                                           2,000            84,560
Providian Financial Corp.*                                    16,900           247,923
Regions Financial Corp.+                                      32,500         1,187,875
SLM Corp.                                                    490,500        19,840,725
SouthTrust Corp.                                             125,900         4,886,179
State Street Corp.                                             5,100           250,104
SunTrust Banks, Inc.+                                         23,700         1,540,263
U.S. Bancorp                                                 124,800         3,439,488
Union Planters Corp.                                             300             8,943
Wachovia Corp.                                                96,700         4,303,150
Washington Mutual, Inc.                                       64,700         2,500,008
Wells Fargo & Co.                                            529,200        30,286,116
Zions Bancorp                                                  1,400            86,030
                                                                       ---------------
                                                                           206,374,310
                                                                       ---------------

BEVERAGES -- 2.4%
Anheuser-Busch
  Companies, Inc.                                              4,100           221,400
Brown-Forman Corp. Cl. B                                         200             9,654
The Coca-Cola Co.                                             31,300         1,580,024
Coca-Cola Enterprises, Inc.                                   12,000           347,880
Coors (Adolph) Co. Cl. B+                                        600            43,404
Diageo PLC Sponsored
  ADR (United Kingdom)+                                      528,700        28,946,325
The Pepsi Bottling
  Group, Inc.                                                  6,800           207,672
PepsiCo, Inc.                                                 19,800         1,066,824
                                                                       ---------------
                                                                            32,423,183
                                                                       ---------------

BROADCASTING, PUBLISHING & PRINTING -- 2.4%
Clear Channel
  Communications, Inc.                                         9,500   $       351,025
Comcast Corp. Cl. A*                                          76,089         2,132,775
Dow Jones & Co., Inc.+                                         1,500            67,650
Gannett Co., Inc.+                                           281,600        23,893,760
Knight Ridder, Inc.                                              700            50,400
The McGraw-Hill
  Companies, Inc.                                              3,100           237,367
Meredith Corp.                                                   800            43,968
New York Times Co. Cl. A                                       1,300            58,123
Time Warner, Inc.*                                           182,800         3,213,624
Tribune Co.                                                      600            27,324
Viacom, Inc. Cl. B                                            33,100         1,182,332
                                                                       ---------------
                                                                            31,258,348
                                                                       ---------------

BUILDING MATERIALS & CONSTRUCTION -- 0.1%
Louisiana-Pacific Corp.                                       11,200           264,880
Martin Marietta
  Materials, Inc.                                             12,000           531,960
Masco Corp.                                                   14,900           464,582
Vulcan Materials Co.+                                          1,300            61,815
                                                                       ---------------
                                                                             1,323,237
                                                                       ---------------

CHEMICALS -- 4.7%
Air Products &
  Chemicals, Inc.                                              3,400           178,330
Ashland, Inc.                                                  9,900           522,819
BOC Group PLC Sponsored
  ADR (United Kingdom)+                                      374,200        12,670,412
Dow Chemical Co.                                             520,800        21,196,560
Du Pont (E.I.) de
  Nemours & Co.                                                9,000           399,780
Eastman Chemical Co.+                                            700            32,361
Engelhard Corp.                                                1,600            51,696
Hercules, Inc.*                                                1,700            20,723
International Flavors &
  Fragrances, Inc.                                             1,400            52,360
The Lubrizol Corp.                                             4,100           150,142
Monsanto Co.                                                  12,500           481,250
PPG Industries, Inc.                                         422,700        26,414,523
Praxair, Inc.                                                  4,900           195,559
Rohm & Haas Co.                                                3,400           141,372
                                                                       ---------------
                                                                            62,507,887
                                                                       ---------------

COMMERCIAL SERVICES -- 2.2%
Allied Waste Industries, Inc.*                                 6,400            84,352
Apollo Group, Inc. Cl. A*                                      1,700           150,093
Block (H&R), Inc.                                              2,800           133,504
Cendant Corp.                                                 38,400           940,032
Convergys Corp.*                                               2,200            33,880
Donnelley (R.R.) & Sons Co.                                   33,300         1,099,566

    The accompanying notes are an integral part of the financial statements.

                                                        NUMBER OF          MARKET
                                                         SHARES            VALUE
                                                     ---------------   ---------------
eBay, Inc.*                                                    4,200   $       386,190
Equifax, Inc.                                                  4,900           121,275
Moody's Corp.                                                  2,200           142,252
Paychex, Inc.                                                  5,500           186,340
PerkinElmer, Inc.                                             16,100           322,644
Quest Diagnostics, Inc.                                        1,300           110,435
Robert Half
  International, Inc.                                          1,300            38,701
Ryder System, Inc.+                                            1,000            40,070
Waste Management, Inc.                                       806,400        24,716,160
                                                                       ---------------
                                                                            28,505,494
                                                                       ---------------

COMMUNICATIONS -- 1.2%
ADC
  Telecommunications, Inc.* +                                246,700           700,628
Andrew Corp.* +                                                2,400            48,024
Avaya, Inc.*                                                   9,100           143,689
BCE, Inc.+                                                   396,400         7,943,856
Citizens
  Communications Co.*                                          4,500            54,450
Lucent Technologies, Inc.* +                                  66,100           249,858
Network Appliance, Inc.*                                       5,200           111,956
Nextel Communications,
  Inc. Cl. A*                                                 16,500           439,890
Nortel Networks Corp.*                                       165,400           825,346
Qualcomm, Inc.                                                16,000         1,167,680
SBC Communications, Inc.                                     128,600         3,118,550
Scientific-Atlanta, Inc.                                       2,400            82,800
Tellabs, Inc.* +                                             138,600         1,211,364
                                                                       ---------------
                                                                            16,098,091
                                                                       ---------------

COMMUNICATIONS EQUIPMENT -- 0.1%
Motorola, Inc.                                                50,500           921,625
                                                                       ---------------

COMPUTER INTEGRATED SYSTEMS DESIGN -- 0.0%
Autodesk, Inc.                                                 7,400           316,794
Computer Sciences Corp.*                                       2,900           134,647
Parametric
  Technology Corp.*                                            4,213            21,065
Teradyne, Inc.*                                                3,000            68,100
Unisys Corp.*                                                  4,600            63,848
                                                                       ---------------
                                                                               604,454
                                                                       ---------------

COMPUTER PROGRAMMING SERVICES -- 0.0%
Mercury Interactive Corp.* +                                   1,300            64,779
                                                                       ---------------

COMPUTER RELATED SERVICES -- 0.0%
Ingram Micro, Inc. Cl. A*                                     40,600           587,482
                                                                       ---------------
COMPUTERS & INFORMATION -- 2.7%
Apple Computer, Inc.*                                        876,800        28,531,072
Cisco Systems, Inc.*                                         107,600         2,550,120
Comverse Technology, Inc.*                                     2,400            47,856
Dell, Inc.*                                                   39,800         1,425,636
EMC Corp.*                                                    19,500           222,300
International
  Game Technology                                              5,800           223,880
Jabil Circuit, Inc.* +                                         6,300   $       158,634
Lexmark International, Inc.*                                   4,400           424,732
Quantum Corp.*                                                50,300           155,930
Solectron Corp.*                                             158,900         1,028,083
Symbol Technologies, Inc.                                      3,000            44,220
Tech Data Corp.* +                                            17,600           688,688
                                                                       ---------------
                                                                            35,501,151
                                                                       ---------------

COMPUTERS & OFFICE EQUIPMENT -- 2.1%
Hewlett-Packard Co.                                          184,524         3,893,456
International Business
  Machines Corp.                                             271,600        23,941,540
Pitney Bowes, Inc.                                             3,500           154,875
Xerox Corp.* +                                                11,100           160,950
                                                                       ---------------
                                                                            28,150,821
                                                                       ---------------

CONTAINERS -- 0.0%
Ball Corp.                                                     1,000            72,050
Bemis Co., Inc.+                                               1,400            39,550
Pactiv Corp.*                                                  4,600           114,724
Sealed Air Corp.*                                              1,200            63,924
Temple-Inland, Inc.                                            1,700           117,725
                                                                       ---------------
                                                                               407,973
                                                                       ---------------

COSMETICS & PERSONAL CARE -- 0.3%
Alberto-Culver Co.                                             1,500            75,210
Avon Products, Inc.                                            4,400           203,016
Colgate-Palmolive Co.                                          5,400           315,630
The Gillette Co.                                              16,500           699,600
Kimberly-Clark Corp.                                           5,300           349,164
The Procter & Gamble Co.                                      42,400         2,308,256
                                                                       ---------------
                                                                             3,950,876
                                                                       ---------------

DATA PROCESSING & PREPARATION -- 0.7%
Affiliated Computer Services,
  Inc. Cl. A*                                                  1,200            63,528
Automatic Data
  Processing, Inc.                                           203,000         8,501,640
Deluxe Corp.                                                     900            39,150
First Data Corp.                                              13,700           609,924
Fiserv, Inc.*                                                  2,700           105,003
IMS Health, Inc.                                               3,600            84,384
NCR Corp.*                                                     5,400           267,786
                                                                       ---------------
                                                                             9,671,415
                                                                       ---------------

ELECTRIC UTILITIES -- 3.9%
Alliant Energy Corp.                                          25,200           657,216
Ameren Corp.+                                                  2,600           111,696
American Electric
  Power Co.+                                                  46,000         1,472,000
CenterPoint Energy, Inc.+                                     11,400           131,100
Cinergy Corp.+                                                 2,600            98,800
CMS Energy Corp.* +                                            2,700            24,651
Consolidated Edison, Inc.+                                     1,100            43,736
Constellation Energy
  Group, Inc.                                                 31,500   $     1,193,850
Dominion Resources, Inc.                                       1,300            82,004
DTE Energy Co.                                                 2,700           109,458
Duke Energy Corp.                                              1,400            28,406
Edison International                                          67,200         1,718,304
Entergy Corp.+                                               350,800        19,648,308
Exelon Corp.                                                 446,300        14,857,327
FirstEnergy Corp.                                              3,300           123,453
FPL Group, Inc.                                                2,700           172,665
NiSource, Inc.                                                 4,300            88,666
Northeast Utilities                                           35,125           683,884
NSTAR                                                        181,100         8,671,068
PG&E Corp.*                                                    6,100           170,434
Pinnacle West Capital Corp.                                    1,300            52,507
PPL Corp.                                                     26,600         1,220,940
Progress Energy, Inc.+                                         3,600           158,580
Public Service Enterprise
  Group, Inc.+                                                 3,400           136,102
Southern Co.+                                                 12,000           349,800
Teco Energy, Inc.+                                             3,000            35,970
TXU Corp.                                                      4,900           198,499
                                                                       ---------------
                                                                            52,239,424
                                                                       ---------------

ELECTRICAL EQUIPMENT & ELECTRONICS -- 1.5%
Advanced Micro
  Devices, Inc.* +                                             4,900            77,910
Altera Corp.* +                                                7,300           162,206
American Power
  Conversion Corp.                                             2,500            49,125
Analog Devices, Inc.                                           5,800           273,064
Applied Micro
  Circuits Corp.*                                              4,800            25,536
Arrow Electronics, Inc.*                                      30,600           820,692
Avnet, Inc.* +                                                32,800           744,560
Broadcom Corp. Cl. A*                                          4,500           210,465
Celestica, Inc.*                                              13,200           263,340
Emerson Electric Co.                                           6,300           400,365
Flextronics International
  Limited*                                                    53,900           859,705
General Electric Co.                                         288,200         9,337,680
Hubbell, Inc. Cl. B                                           16,500           770,715
Intel Corp.                                                  100,500         2,773,800
Linear Technology Corp.                                        4,800           189,456
LSI Logic Corp.*                                              13,300           101,346
Maxim Integrated
  Products, Inc.                                               4,900           256,858
Micron Technology, Inc.*                                       5,300            81,143
Molex, Inc.                                                    1,700            54,536
National
  Semiconductor Corp.*                                         5,400           118,746
PMC-Sierra, Inc.* +                                            2,400            34,440
Rockwell Automation, Inc.                                      4,400           165,044
Sanmina-SCI Corp.* +                                          51,300           466,830

    The accompanying notes are an integral part of the financial statements.

                                                        NUMBER OF          MARKET
                                                         SHARES            VALUE
                                                     ---------------   ---------------
Texas Instruments, Inc.                                       26,100   $       631,098
Thomas & Betts Corp.                                          20,600           560,938
Xilinx, Inc.                                                   5,400           179,874
                                                                       ---------------
                                                                            19,609,472
                                                                       ---------------

ENERGY -- 8.5%
Amerada Hess Corp.                                             3,100           245,489
Anadarko Petroleum Corp.                                       5,500           322,300
Apache Corp.                                                   4,900           213,395
BJ Services Co.*                                               2,500           114,600
BP PLC Sponsored
  ADR (United Kingdom)                                       440,000        23,570,800
Burlington Resources, Inc.                                     3,200           115,776
ChevronTexaco Corp.                                           66,900         6,295,959
ConocoPhillips                                                53,647         4,092,730
Devon Energy Corp.                                             5,300           349,800
El Paso Corp.                                                108,200           852,616
EOG Resources, Inc.                                            1,600            95,536
Exxon Mobil Corp.                                          1,124,700        49,947,927
Halliburton Co.                                                7,500           226,950
Kerr-McGee Corp.                                               1,500            80,655
KeySpan Corp.                                                  2,300            84,410
Kinder Morgan, Inc.                                            1,800           106,722
Marathon Oil Corp.                                            41,000         1,551,440
Nabors Industries Limited*                                     2,300           104,006
Nicor, Inc.                                                      700            23,779
Noble Corp.*                                                   1,200            45,468
Occidental Petroleum Corp.                                   258,900        12,533,349
Peoples Energy Corp.                                             600            25,290
Royal Dutch Petroleum
  Co. NY Shares                                              152,100         7,859,007
Schlumberger Limited                                           9,100           577,941
Sempra Energy                                                 38,800         1,335,884
Sunoco, Inc.                                                     100             6,362
Transocean, Inc.*                                              7,500           217,050
Unocal Corp.                                                   3,600           136,800
Valero Energy Corp.                                           24,600         1,814,496
Xcel Energy, Inc.+                                            26,400           441,144
                                                                       ---------------
                                                                           113,387,681
                                                                       ---------------

ENTERTAINMENT & LEISURE -- 1.4%
Brunswick Corp.                                                  900            36,720
Harrah's
  Entertainment, Inc.                                          2,700           146,070
The Walt Disney Co.                                          708,100        18,049,469
                                                                       ---------------
                                                                            18,232,259
                                                                       ---------------

FINANCIAL SERVICES -- 4.8%
American Express Co.                                         464,000        23,840,320
Apartment Investment &
  Management Co. Cl. A+                                        1,400            43,582
Bear Stearns
  Companies, Inc.+                                            15,600         1,315,236
Countrywide Financial Corp.                                    7,999           561,930
E Trade Financial Corp.*                                       8,400   $        93,660
Franklin Resources, Inc.                                       3,700           185,296
The Goldman Sachs
  Group, Inc.                                                 29,700         2,796,552
Huntington Bancshares, Inc.                                   52,900         1,211,410
Lehman Brothers
  Holdings, Inc.                                              27,600         2,076,900
MBNA Corp.                                                    19,200           495,168
Merrill Lynch & Co., Inc.                                     52,800         2,850,144
Morgan Stanley                                               534,400        28,200,288
PNC Financial Services
  Group, Inc.                                                  4,100           217,628
Price (T. Rowe) Group, Inc.                                    1,700            85,680
ProLogis Trust                                                 1,500            49,380
Simon Property Group, Inc.                                       400            20,568
                                                                       ---------------
                                                                            64,043,742
                                                                       ---------------

FOODS -- 3.9%
Archer-Daniels-Midland Co.                                    87,000         1,459,860
Campbell Soup Co.                                              4,100           110,208
ConAgra Foods, Inc.                                            5,500           148,940
General Mills, Inc.                                            1,200            57,036
Heinz (H. J.) Co.                                            648,400        25,417,280
Hershey Foods Corp.                                            4,200           194,334
Kellogg Co.                                                  458,100        19,171,485
The Kroger Co.*                                               52,300           951,860
McCormick & Co., Inc.                                            300            10,200
Safeway, Inc.* +                                              44,800         1,135,232
Sara Lee Corp.                                                53,500         1,229,965
Starbucks Corp.*                                               4,100           178,268
SuperValu, Inc.                                                2,000            61,220
Sysco Corp.                                                   10,200           365,874
Tyson Foods, Inc. Cl. A                                       65,400         1,370,130
Wrigley (Wm.) Jr. Co.                                          1,300            81,965
                                                                       ---------------
                                                                            51,943,857
                                                                       ---------------

FOREST PRODUCTS & PAPER -- 2.7%
Boise Cascade Corp.                                           13,600           511,904
Georgia-Pacific Corp.                                         46,700         1,726,966
International Paper Co.                                        4,000           178,800
MeadWestvaco Corp.                                            36,400         1,069,796
Plum Creek Timber Co., Inc.                                    2,400            78,192
Weyerhaeuser Co.                                             520,300        32,841,336
                                                                       ---------------
                                                                            36,406,994
                                                                       ---------------

HEALTHCARE -- 0.2%
Caremark Rx, Inc.*                                             6,900           227,286
Express Scripts, Inc.*                                         1,100            87,153
GlaxoSmithKline PLC
  ADR (United Kingdom)                                        18,700           775,302
HCA, Inc.                                                      4,700           195,473
Health Management
  Associates, Inc. Cl. A+                                        100             2,242
Humana, Inc.*                                                 33,100           559,390
Manor Care, Inc.                                               1,200   $        39,216
UnitedHealth Group, Inc.                                       9,700           603,825
Wellpoint Health
  Networks, Inc.*                                              2,400           268,824
                                                                       ---------------
                                                                             2,758,711
                                                                       ---------------

HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES -- 0.2%
Centex Corp.                                                   4,500           205,875
KB Home+                                                       4,100           281,383
Leggett & Platt, Inc.                                         37,800         1,009,638
Maytag Corp.                                                   1,100            26,961
Pulte Homes, Inc.                                              2,700           140,481
Whirlpool Corp.+                                               5,200           356,720
                                                                       ---------------
                                                                             2,021,058
                                                                       ---------------

HOUSEHOLD PRODUCTS -- 0.3%
Black & Decker Corp.+                                         20,900         1,298,517
The Clorox Co.                                                 3,400           182,852
Corning, Inc.*                                                98,750         1,289,675
Fortune Brands, Inc.                                           1,200            90,516
Sherwin-Williams Co.                                           8,200           340,710
Snap-On, Inc.                                                    600            20,130
The Stanley Works+                                             2,300           104,834
                                                                       ---------------
                                                                             3,327,234
                                                                       ---------------

INDUSTRIAL - DISTRIBUTION -- 0.0%
Grainger (W.W.), Inc.                                          2,400           138,000
                                                                       ---------------

INDUSTRIAL - DIVERSIFIED -- 1.3%
3M Co.                                                        12,100         1,089,121
Cooper Industries
  Limited Cl. A                                               22,700         1,348,607
Danaher Corp.                                                  4,400           228,140
Eaton Corp.                                                   22,400         1,450,176
Illinois Tool Works, Inc.                                      4,700           450,683
ITT Industries, Inc.                                           1,400           116,200
Textron, Inc.                                                 25,700         1,525,295
Tyco International Limited+                                  322,300        10,681,022
                                                                       ---------------
                                                                            16,889,244
                                                                       ---------------

INFORMATION RETRIEVAL SERVICES -- 0.1%
Yahoo!, Inc.*                                                 20,600           748,398
                                                                       ---------------

INSURANCE -- 8.9%
ACE Limited                                                   20,300           858,284
Aetna, Inc.                                                   12,100         1,028,500
AFLAC, Inc.                                                  340,400        13,891,724
Allstate Corp.                                               506,000        23,554,300
Ambac Financial
  Group, Inc.                                                  1,500           110,160
American International
  Group, Inc.                                                510,800        36,409,824
Anthem, Inc.* +                                                2,200           197,032
Aon Corp.                                                      4,700           133,809
Chubb Corp.                                                   21,500         1,465,870

    The accompanying notes are an integral part of the financial statements.

                                                        NUMBER OF          MARKET
                                                         SHARES            VALUE
                                                     ---------------   ---------------
Cigna Corp.                                                    4,600   $       316,526
Cincinnati Financial Corp.                                     2,520           109,670
Everest Re Group Limited                                     149,200        11,989,712
The Hartford Financial
  Services Group, Inc.                                        32,800         2,254,672
Jefferson-Pilot Corp.+                                           200            10,160
Lincoln National Corp.                                         4,300           203,175
Loews Corp.                                                    6,200           371,752
Manulife Financial Corp.+                                     22,757           921,659
Marsh & McLennan
  Companies, Inc.+                                             4,300           195,134
MBIA, Inc.                                                     2,000           114,240
Metlife, Inc.                                                 44,500         1,595,325
MGIC Investment Corp.+                                        16,400         1,244,104
PartnerRe Limited                                              6,500           368,745
Principal Financial
  Group, Inc.                                                  4,900           170,422
Progressive Corp.                                              3,100           264,430
Prudential Financial, Inc.                                     8,200           381,054
Radian Group, Inc.                                           374,600        17,943,340
RenaissanceRe
  Holdings Limited                                             7,800           420,810
Safeco Corp.                                                   6,200           272,800
St. Paul Travelers Companies                                  30,047         1,218,105
Torchmark Corp.                                                  100             5,380
UnumProvident Corp.+                                           4,500            71,550
XL Capital Limited Cl. A                                       4,500           339,570
                                                                       ---------------
                                                                           118,431,838
                                                                       ---------------

LODGING -- 0.0%
Hilton Hotels Corp.                                            9,100           169,806
Marriott International,
  Inc. Cl. A+                                                  3,800           189,544
Starwood Hotels & Resorts
  Worldwide, Inc.                                              3,300           148,005
                                                                       ---------------
                                                                               507,355
                                                                       ---------------

MACHINERY & COMPONENTS -- 1.6%
Baker Hughes, Inc.                                             8,000           301,200
Caterpillar, Inc.                                              5,400           428,976
Cummins, Inc.                                                  5,100           318,750
Deere & Co.                                                    3,500           245,490
Dover Corp.                                                    3,100           130,510
Ingersoll-Rand Co. Cl. A                                       7,200           491,832
Pall Corp.+                                                    2,100            54,999
Parker-Hannifin Corp.                                        313,100        18,616,926
                                                                       ---------------
                                                                            20,588,683
                                                                       ---------------

MANUFACTURING -- 0.1%
American Standard
  Companies, Inc.*                                             3,300           133,023
Applied Materials, Inc.*                                      26,100           512,082
Avery Dennison Corp.                                           1,700           108,817
Millipore Corp.*                                                 700            39,459
                                                                       ---------------
                                                                               793,381
                                                                       ---------------

MEDICAL SUPPLIES -- 0.3%
Agilent Technologies, Inc.*                                   10,800   $       316,224
Allergan, Inc.                                                   200            17,904
Applied Biosystems
  Group-Applera Corp.                                          3,300            71,775
Bard (C.R.), Inc.                                              1,600            90,640
Bausch & Lomb, Inc.                                            2,100           136,647
Baxter International, Inc.                                     6,100           210,511
Becton, Dickinson & Co.+                                       4,200           217,560
Biomet, Inc.                                                     600            26,664
Guidant Corp.                                                 16,100           899,668
Medtronic, Inc.                                               13,300           647,976
St. Jude Medical, Inc.*                                          200            15,130
Stryker Corp.                                                 15,600           858,000
Tektronix, Inc.                                                9,200           312,984
Thermo Electron Corp.*                                         2,300            70,702
Waters Corp.*                                                  1,800            86,004
Zimmer Holdings, Inc.*                                           800            70,560
                                                                       ---------------
                                                                             4,048,949
                                                                       ---------------

METALS & MINING -- 0.4%
Alcan, Inc.                                                   20,200           836,280
Alcoa, Inc.                                                   31,500         1,040,445
Crane Co.                                                        900            28,251
Newmont Mining Corp.                                             800            31,008
Nucor Corp.                                                   21,600         1,658,016
Phelps Dodge Corp.*                                            2,200           170,522
United States Steel Corp.+                                    35,800         1,257,296
Worthington Industries, Inc.                                  19,200           394,176
                                                                       ---------------
                                                                             5,415,994
                                                                       ---------------

PHARMACEUTICALS -- 4.6%
Abbott Laboratories                                           17,900           729,604
AmerisourceBergen Corp.                                        2,500           149,450
Amgen, Inc.*                                                  20,700         1,129,599
Bristol-Myers Squibb Co.                                     836,100        20,484,450
Cardinal Health, Inc.                                          1,500           105,075
Eli Lilly & Co.                                               11,100           776,001
Hospira, Inc.*                                                 1,870            51,612
Johnson & Johnson                                             47,700         2,656,890
King Pharmaceuticals, Inc.*                                    3,900            44,655
McKesson Corp.                                                 5,400           185,382
Medco Health
  Solutions, Inc.*                                             3,979           149,213
Medimmune, Inc.*                                               2,300            53,820
Merck & Co., Inc.                                             75,300         3,576,750
Mylan Laboratories, Inc.                                       4,300            87,075
Pfizer, Inc.                                                 859,800        29,473,944
Schering-Plough Corp.                                          1,600            29,568
Sigma-Aldrich Corp.                                            1,000            59,610
Watson
  Pharmaceutical, Inc.* +                                      1,800            48,420
Wyeth                                                         22,000           795,520
                                                                       ---------------
                                                                            60,586,638
                                                                       ---------------

PHOTOGRAPHY EQUIPMENT/SUPPLIES -- 1.7%
Eastman Kodak Co.+                                           841,600   $    22,706,368
                                                                       ---------------

PREPACKAGED SOFTWARE -- 1.4%
Adobe Systems, Inc.                                            7,200           334,800
BMC Software, Inc.*                                            3,300            61,050
Citrix Systems, Inc.*                                          2,500            50,900
Compuware Corp.*                                               5,600            36,960
Intuit, Inc.*                                                  3,100           119,598
Microsoft Corp.                                              573,400        16,376,304
Novell, Inc.*                                                  5,500            46,145
Oracle Corp.*                                                 81,700           974,681
Peoplesoft, Inc.*                                              5,600           103,600
Siebel Systems, Inc.*                                          7,400            79,032
Symantec Corp.*                                                9,000           394,020
Veritas Software Corp.*                                        6,400           177,280
                                                                       ---------------
                                                                            18,754,370
                                                                       ---------------

REAL ESTATE -- 0.0%
Equity Office
  Properties Trust                                             6,100           165,920
Equity Residential                                               900            26,757
                                                                       ---------------
                                                                               192,677
                                                                       ---------------

RESTAURANTS -- 2.3%
Darden Restaurants, Inc.                                       2,800            57,540
McDonald's Corp.                                           1,145,300        29,777,800
Wendy's International, Inc.                                    2,000            69,680
Yum! Brands, Inc.*                                             5,500           204,710
                                                                       ---------------
                                                                            30,109,730
                                                                       ---------------

RETAIL -- 1.8%
AutoZone, Inc.* +                                              2,800           224,280
Bed Bath & Beyond, Inc.*                                       4,400           169,180
Best Buy Co., Inc.                                             9,700           492,178
Big Lots, Inc.*                                                1,800            26,028
Costco Wholesale Corp.                                         6,800           279,276
CVS Corp.                                                      6,100           256,322
Dollar General Corp.                                           5,100            99,756
Federated Department
  Stores, Inc.                                                 2,900           142,390
Foot Locker, Inc.                                              1,400            34,076
The Home Depot, Inc.                                          35,300         1,242,560
J.C. Penney Company, Inc.+                                     4,300           162,368
Lowe's Companies, Inc.                                        12,200           641,110
The May Department
  Stores Co.+                                                 41,600         1,143,584
Office Depot, Inc.* +                                         56,100         1,004,751
RadioShack Corp.                                               8,500           243,355
Rite Aid Corp.*                                            2,193,100        11,447,982
Sears, Roebuck and Co.+                                       48,800         1,842,688
Staples, Inc.                                                  7,300           213,963
Target Corp.                                                  14,100           598,827
TJX Companies, Inc.                                           11,900           287,266
Wal-Mart Stores, Inc.                                         67,200         3,545,472
                                                                       ---------------
                                                                            24,097,412
                                                                       ---------------

    The accompanying notes are an integral part of the financial statements.

                                                        NUMBER OF          MARKET
                                                         SHARES            VALUE
                                                     ---------------   ---------------
RETAIL - GROCERY -- 0.0%
Albertson's, Inc.+                                             3,400   $        90,236
                                                                       ---------------

TELEPHONE UTILITIES -- 2.6%
Alltel Corp.                                                     400            20,248
AT&T Corp.+                                                   12,740           186,386
BellSouth Corp.                                               82,600         2,165,772
CenturyTel, Inc.                                               2,000            60,080
Qwest Communications
  International, Inc.* +                                     177,200           636,148
Sprint Corp. (FON Group)+                                    139,349         2,452,542
Verizon
  Communications, Inc.                                       811,900        29,382,661
                                                                       ---------------
                                                                            34,903,837
                                                                       ---------------
TOBACCO -- 0.5%
Altria Group, Inc.                                           112,300         5,620,615
Reynolds (R.J.) Tobacco
  Holdings, Inc.+                                              5,200           351,468
UST, Inc.                                                     33,200         1,195,200
                                                                       ---------------
                                                                             7,167,283
                                                                       ---------------

TOYS, GAMES -- 0.0%
Hasbro, Inc.                                                   2,500            47,500
Mattel, Inc.                                                     100             1,825
                                                                       ---------------
                                                                                49,325
                                                                       ---------------

TRANSPORTATION -- 2.1%
Burlington Northern
  Santa Fe Corp.                                              48,500         1,700,895
Carnival Corp.                                                10,500           493,500
CSX Corp.                                                     34,900         1,143,673
FedEx Corp.+                                                   4,300           351,267
Norfolk Southern Corp.                                        60,100         1,593,852
Union Pacific Corp.                                          359,700        21,384,165
United Parcel Service,
  Inc. Cl. B                                                  17,500         1,315,475
                                                                       ---------------
                                                                            27,982,827
                                                                       ---------------

TRAVEL -- 0.0%
Sabre Holdings Corp.                                           2,400            66,504
                                                                       ---------------

TOTAL EQUITIES
(COST $1,079,708,178)                                                    1,307,174,888
                                                                       ---------------

                                                        PRINCIPAL
                                                         AMOUNT
                                                     ---------------
SHORT-TERM INVESTMENTS -- 6.4%

CASH EQUIVALENTS**
American
  AAdvantage Select
  Money Market Fund                                        2,292,130         2,292,130
Bank of America
  Bank Note
  1.500% 07/21/2004                                  $     3,151,687         3,151,687

                                                        PRINCIPAL          MARKET
                                                         AMOUNT            VALUE
                                                     ---------------   ---------------
Bank of America
  Eurodollar Time Deposit
  1.080% 07/19/2004                                  $     2,865,170   $     2,865,170
Bank of America
  Eurodollar Time Deposit
  1.100% 07/07/2004                                          744,944           744,944
Bank of Montreal
  Eurodollar Time Deposit
  1.200% 07/23/2004                                        2,396,897         2,396,897
Bank of the West
  Eurodollar Time Deposit
  1.280% 07/28/2004                                        2,292,136         2,292,136
BGIF Prime
  Money Market Fund                                        4,412,363         4,412,363
BNP Paribas
  Eurodollar Time Deposit
  1.080% 07/29/2004                                        1,432,585         1,432,585
Branch Banker & Trust
  Eurodollar Time Deposit
  1.080% 07/14/2004                                          286,517           286,517
Canadian Imperial Bank
  of Commerce Bank Note
  1.440% 05/18/2005                                        5,730,341         5,730,341
Caylon
  Eurodollar Time Deposit
  1.040% 07/06/2004                                        4,584,272         4,584,272
Caylon
  Eurodollar Time Deposit
  1.170% 08/04/2004                                        2,292,136         2,292,136
Caylon
  Eurodollar Time Deposit
  1.340% 08/24/2004                                        2,088,708         2,088,708
Fannie Mae Discount Note
  0.960% 07/01/2004                                        1,719,102         1,719,102
Fannie Mae Discount Note
  1.131% 07/14/2004                                          859,552           859,552
Federal Home Loan
  Bank Discount Note
  0.970% 07/02/2004                                          859,552           859,552
Federal Home Loan
  Bank Discount Note
  0.990% 07/01/2004                                          859,552           859,552
Fortis Bank
  Eurodollar Time Deposit
  1.090% 07/08/2004                                        4,011,238         4,011,238
Fortis Bank
  Eurodollar Time Deposit
  1.190% 07/14/2004                                        1,146,069         1,146,069
Fortis Bank
  Eurodollar Time Deposit
  1.290% 09/03/2004                                          859,552           859,552
General Electric
  Capital Corp.
  1.201% 07/19/2004                                  $     1,432,585   $     1,432,585
General Electric
  Capital Corp.
  1.211% 07/21/2004                                        1,434,242         1,434,242
General Electric
  Capital Corp.
  1.211% 07/22/2004                                          856,662           856,662
General Electric
  Capital Corp.
  1.221% 07/23/2004                                          283,604           283,604
General Electric
  Capital Corp.
  1.231% 07/26/2004                                        1,429,453         1,429,453
Goldman Sachs Financial
  Square Prime Obligations
  Money Market Fund                                        1,432,585         1,432,585
HBOS Halifax
  Bank of Scotland
  Eurodollar Time Deposit
  1.050% 07/14/2004                                        1,719,102         1,719,102
HBOS Halifax
  Bank of Scotland
  Eurodollar Time Deposit
  1.300% 09/03/2004                                          859,552           859,552
Keybank
  Eurodollar Time Deposit
  1.250% 07/01/2004                                        4,584,272         4,584,272
Merrill Lynch Premier
  Institutional Money
  Market Fund                                              2,071,003         2,071,003
Merrimac Cash Fund,
  Premium Class                                            9,168,544         9,168,544
Morgan Stanley Dean
  Witter & Co.
  1.580% 10/22/2004                                        2,979,777         2,979,777
Royal Bank of Canada
  Eurodollar Time Deposit
  1.050% 07/08/2004                                          859,552           859,552
Royal Bank of Canada
  Eurodollar Time Deposit
  1.100% 07/02/2004                                        2,865,170         2,865,170
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.050% 07/07/2004                                        2,865,170         2,865,170
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.050% 07/15/2004                                        1,432,585         1,432,585
Royal Bank of Scotland
  Eurodollar Time Deposit
  1.150% 08/10/2004                                          859,552           859,552

    The accompanying notes are an integral part of the financial statements.

                                                        PRINCIPAL          MARKET
                                                         AMOUNT            VALUE
                                                     ---------------   ---------------
Wells Fargo
  Eurodollar Time Deposit
  1.190% 07/14/2004                                  $     1,432,585   $     1,432,585
Wells Fargo
  Eurodollar Time Deposit
  1.250% 07/23/2004                                        1,719,102         1,719,102
                                                                       ---------------
                                                                            85,169,600
                                                                       ---------------

TOTAL SHORT-TERM
INVESTMENTS
(AT AMORTIZED COST)                                                         85,169,600
                                                                       ---------------

TOTAL INVESTMENTS -- 104.9%
(COST $1,164,877,778)***                                                 1,392,344,488

OTHER ASSETS/
(LIABILITIES) -- (4.9%)                                                    (65,171,204)
                                                                       ---------------

NET ASSETS -- 100.0%                                                   $ 1,327,173,284
                                                                       ===============

NOTES TO PORTFOLIO OF INVESTMENTS

ADR - American Depository Receipt.
*    Non-income producing security.
**   Represents investments of security lending collateral. (NOTE 2).
***  Aggregate cost for Federal tax purposes. (NOTE 7).
+    Denotes all or a portion of security on loan.

             The remainder of this page is intentionally left blank.

    The accompanying notes are an integral part of the financial statements.

MML SERIES INVESTMENT FUND - FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2004 (UNAUDITED)

                                                      MML                MML
                                                     MONEY             MANAGED              MML                MML
                                                    MARKET              BOND               BLEND             EQUITY
                                                     FUND               FUND               FUND               FUND
                                               -----------------  -----------------  -----------------  -----------------
ASSETS:
      Investments, at value (NOTE 2)(a)        $               -  $     354,371,568  $     967,315,921  $   1,307,174,888
      Short-term investments, at value
        (NOTE 2)(b)                                  127,141,987         47,799,274        143,943,722         85,169,600
                                               -----------------  -----------------  -----------------  -----------------
          Total Investments(c)                       127,141,987        402,170,842      1,111,259,643      1,392,344,488
                                               -----------------  -----------------  -----------------  -----------------
      Cash                                                 3,141             14,987             17,030         13,873,193
      Receivables from:
          Investments sold                                     -                535          4,907,309          4,888,024
          Interest and dividends                               -          3,899,856          4,201,777          2,461,360
          Variation margin on open futures
            contracts (NOTE 2)                                 -                  -             17,250                  -
                                               -----------------  -----------------  -----------------  -----------------
              Total assets                           127,145,128        406,086,220      1,120,403,009      1,413,567,065
                                               -----------------  -----------------  -----------------  -----------------
LIABILITIES:
      Payables for:
          Investments purchased                                -                  -                  -            647,803
          Dividends (NOTE 2)                              54,288                  -                  -                  -
          Securities on loan (NOTE 2)                          -         32,695,921         77,927,535         85,169,600
          Directors' fees and expenses (NOTE 3)           11,600             30,397             64,050             70,238
          Affiliates (NOTE 3):
              Investment management fees                  56,210            149,214            368,685            455,963
      Accrued expenses and other liabilities              22,433             11,316             46,100             50,177
                                               -----------------  -----------------  -----------------  -----------------
              Total liabilities                          144,531         32,886,848         78,406,370         86,393,781
                                               -----------------  -----------------  -----------------  -----------------
      NET ASSETS                               $     127,000,597  $     373,199,372  $   1,041,996,639  $   1,327,173,284
                                               =================  =================  =================  =================

NET ASSETS CONSIST OF:
      Paid-in capital                          $     127,176,850  $     369,966,949  $   1,155,534,680  $   1,343,038,293
      Undistributed net investment income                 23,871          2,500,962          5,254,577         11,387,331
      Accumulated net realized loss on
        investments and futures contracts               (200,124)        (2,054,411)      (275,160,505)      (254,719,050)
      Net unrealized appreciation on investments
        and futures contracts                                  -          2,785,872        156,367,887        227,466,710
                                               -----------------  -----------------  -----------------  -----------------
                                               $     127,000,597  $     373,199,372  $   1,041,996,639  $   1,327,173,284
                                               =================  =================  =================  =================
      Shares outstanding:                            127,134,929         30,114,652         69,761,854         61,527,315
                                               =================  =================  =================  =================
      Net asset value, offering price and
        redemption price per share:            $            1.00  $           12.39  $           14.94  $           21.57
                                               =================  =================  =================  =================


(a)   Cost of investments:                     $               -  $     351,585,696  $     810,972,959  $   1,079,708,178
(b)   Cost of short-term investments:          $     127,141,987  $      47,799,274  $     143,943,817  $      85,169,600
(c)   Securities on loan with market value of: $               -  $      32,068,059  $      75,816,588  $      82,243,561

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)

                                                      MML                MML
                                                     MONEY             MANAGED              MML                MML
                                                    MARKET              BOND               BLEND             EQUITY
                                                     FUND               FUND               FUND               FUND
                                               ----------------   -----------------  -----------------  -----------------
INVESTMENT INCOME (NOTE 2):
      Dividends(a)                             $               -  $          32,812  $       5,499,790  $      14,000,721
      Interest(b)                                        663,266          9,062,120          8,667,074            164,702
                                               -----------------  -----------------  -----------------  -----------------
                Total investment income                  663,266          9,094,932         14,166,864         14,165,423
                                               -----------------  -----------------  -----------------  -----------------

EXPENSES (NOTE 2):
      Investment management fees (NOTE 3)                319,615            839,058          2,083,327          2,548,417
      Custody fees                                         6,589                  -             69,161             67,943
      Trustee reporting                                    2,660                  -              2,660              2,660
      Audit and legal fees                                12,348             10,569             23,558             26,682
      Proxy fees                                             131                  -                 32                235
      Shareholder reporting fees                           1,205                  -              9,268             11,369
      Directors' fees (NOTE 3)                             5,220             11,449             40,941             51,325
                                               -----------------  -----------------  -----------------  -----------------
        Total expenses                                   347,768            861,076          2,228,947          2,708,631
                                               -----------------  -----------------  -----------------  -----------------
                NET INVESTMENT INCOME                    315,498          8,233,856         11,937,917         11,456,792
                                               -----------------  -----------------  -----------------  -----------------

REALIZED AND UNREALIZED GAIN (LOSS):
      Net realized gain (loss) on:
        Investment transactions                              602          1,947,772         35,306,286         35,348,777
        Closed futures contracts                               -                  -            132,189                  -
                                               -----------------  -----------------  -----------------  -----------------
                Net realized gain                            602          1,947,772         35,438,475         35,348,777
                                               -----------------  -----------------  -----------------  -----------------
      Net change in unrealized
        appreciation (depreciation) on:
          Investments                                          -         (8,991,227)       (21,019,005)           175,208
          Open futures contracts                               -                  -             25,020                  -
                                               -----------------  -----------------  -----------------  -----------------
                Net unrealized gain (loss)                     -         (8,991,227)       (20,993,985)           175,208
                                               -----------------  -----------------  -----------------  -----------------
                NET REALIZED AND UNREALIZED
                  GAIN (LOSS)                                602         (7,043,455)        14,444,490         35,523,985
                                               -----------------  -----------------  -----------------  -----------------
      NET INCREASE IN NET ASSETS
        RESULTING FROM OPERATIONS              $         316,100  $       1,190,401  $      26,382,407  $      46,980,777
                                               =================  =================  =================  =================


(a)   Net of withholding tax of:               $               -  $               -  $               -  $         137,928
(b)   Including securities lending income of:  $               -  $          22,315  $          33,275  $          46,680

    The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                             MML MONEY                            MML MANAGED
                                                            MARKET FUND                            BOND FUND
                                               ------------------------------------  ------------------------------------
                                                  SIX MONTHS            YEAR            SIX MONTHS            YEAR
                                                     ENDED              ENDED              ENDED              ENDED
                                                 JUNE 30, 2004       DECEMBER 31,      JUNE 30, 2004       DECEMBER 31,
                                                  (UNAUDITED)           2003            (UNAUDITED)           2003
                                               -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
      Net investment income                    $         315,498  $       1,051,782  $       8,233,856  $      18,209,424
      Net realized gain (loss) on
        investment transactions and
        futures contracts                                    602              6,912          1,947,772          4,113,006
      Net change in unrealized
        appreciation (depreciation)
        on investments and
        futures contracts                                      -                  -         (8,991,227)          (790,234)
                                               -----------------  -----------------  -----------------  -----------------
        NET INCREASE IN NET ASSETS
          RESULTING FROM OPERATIONS                      316,100          1,058,694          1,190,401         21,532,196
DISTRIBUTIONS TO SHAREHOLDERS
(NOTE 2):
      From net investment income                        (315,498)        (1,051,782)        (4,638,141)       (20,809,869)
NET FUND SHARE TRANSACTIONS
(NOTE 5)                                             (14,621,516)       (50,637,354)        (2,343,800)        (7,958,705)
                                               -----------------  -----------------  -----------------  -----------------
      TOTAL INCREASE (DECREASE)
        IN NET ASSETS                                (14,620,914)       (50,630,442)        (5,791,540)        (7,236,378)
NET ASSETS:
      Beginning of period                            141,621,511        192,251,953        378,990,912        386,227,290
                                               -----------------  -----------------  -----------------  -----------------
      End of period                            $     127,000,597  $     141,621,511  $     373,199,372  $     378,990,912
                                               =================  =================  =================  =================
      Undistributed net investment
        income (distributions in
        excess of net investment
        income) included in net
        assets at end of the period            $          23,871  $          23,871  $       2,500,962  $      (1,094,753)
                                               =================  =================  =================  =================


                                                          MML BLEND FUND                        MML EQUITY FUND
                                               ------------------------------------  ------------------------------------
                                                   SIX MONTHS           YEAR             SIX MONTHS           YEAR
                                                     ENDED              ENDED               ENDED             ENDED
                                                 JUNE 30, 2004       DECEMBER 31,       JUNE 30, 2004      DECEMBER 31,
                                                  (UNAUDITED)           2003             (UNAUDITED)          2003
                                               -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
      Net investment income                    $      11,937,917  $      25,393,868  $      11,456,792  $      21,105,964
      Net realized gain (loss) on
        investment transactions and
        futures contracts                             35,438,475         (7,325,284)        35,348,777        (81,586,348)
      Net change in unrealized
        appreciation (depreciation)
        on investments and
        futures contracts                            (20,993,985)       160,549,385            175,208        355,529,848
                                               -----------------  -----------------  -----------------  -----------------
        NET INCREASE IN NET ASSETS
          RESULTING FROM OPERATIONS                   26,382,407        178,617,969         46,980,777        295,049,464
DISTRIBUTIONS TO SHAREHOLDERS
(NOTE 2):
      From net investment income                      (6,348,094)       (27,002,708)                 -        (21,136,767)
NET FUND SHARE TRANSACTIONS
(NOTE 5)                                             (63,180,096)      (114,913,552)       (58,245,571)       (90,714,246)
                                               -----------------  -----------------  -----------------  -----------------
      TOTAL INCREASE (DECREASE)
        IN NET ASSETS                                (43,145,783)        36,701,709        (11,264,794)       183,198,451
NET ASSETS:
      Beginning of period                          1,085,142,422      1,048,440,713      1,338,438,078      1,155,239,627
                                               -----------------  -----------------  -----------------  -----------------
      End of period                            $   1,041,996,639  $   1,085,142,422  $   1,327,173,284  $   1,338,438,078
                                               =================  =================  =================  =================
      Undistributed net investment
        income (distributions in
        excess of net investment
        income) included in net
        assets at end of the period            $       5,254,577  $        (335,246) $      11,387,331  $         (69,461)
                                               =================  =================  =================  =================

    The accompanying notes are an integral part of the financial statements.

MML MONEY MARKET FUND - FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                             SIX MONTHS ENDED
                                                  6/30/04       YEAR ENDED  YEAR ENDED  YEAR ENDED   YEAR ENDED  YEAR ENDED
                                                (UNAUDITED)      12/31/03    12/31/02    12/31/01     12/31/00    12/31/99
                                             ----------------   ----------  ----------  ----------   ----------  ----------
NET ASSET VALUE, BEGINNING OF PERIOD            $     1.00      $     1.00  $     1.00  $     1.00   $     1.00  $     1.00
                                                ----------      ----------  ----------  ----------   ----------  ----------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                               0.00+           0.01        0.01        0.04         0.06        0.05
  Net realized and unrealized gain
    (loss) on investments                             0.00+           0.00+       0.00+      (0.00)+          -           -
                                                ----------      ----------  ----------  ----------   ----------  ----------
        Total income from investment
          operations                                  0.00            0.01        0.01        0.04         0.06        0.05
                                                ----------      ----------  ----------  ----------   ----------  ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                         (0.00)++        (0.01)      (0.01)      (0.04)       (0.06)      (0.05)
                                                ----------      ----------  ----------  ----------   ----------  ----------
NET ASSET VALUE, END OF PERIOD                  $     1.00      $     1.00  $     1.00  $     1.00   $     1.00  $     1.00
                                                ==========      ==========  ==========  ==========   ==========  ==========

TOTAL RETURN(a)                                       0.24%**         0.62%       1.29%       3.66%        6.03%       4.78%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)             $  127,001      $  141,622  $  192,252  $  203,691   $  182,008  $  200,570
  Net expenses to average daily net assets            0.53%*          0.52%       0.52%       0.50%        0.51%       0.50%
  Net investment income to average daily
    net assets                                        0.48%*          0.63%       1.27%       3.67%        5.86%       4.68%

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FROM THE PERIOD AND ARE NOT ANNUALIZED.
+ NET INVESTMENT INCOME AND NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS IS LESS THAN $0.01 PER SHARE.
++   DISTRIBUTIONS FROM NET INVESTMENT INCOME IS LESS THAN $0.01 PER SHARE.
(a) TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.

    The accompanying notes are an integral part of the financial statements.

MML MANAGED BOND FUND - FINANCIAL STATEMENTS

                                             SIX MONTHS ENDED
                                                  6/30/04       YEAR ENDED  YEAR ENDED  YEAR ENDED   YEAR ENDED     YEAR ENDED
                                                (UNAUDITED)      12/31/03    12/31/02   12/31/01(b)   12/31/00       12/31/99
                                             ----------------   ----------  ----------  -----------  ----------     ----------
NET ASSET VALUE, BEGINNING OF PERIOD            $    12.51      $    12.49  $    12.27  $     12.19  $    11.61     $    12.60
                                                ----------      ----------  ----------  -----------  ----------     ----------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
 Net investment income                                0.28            0.57        0.67         0.74        0.77***        0.75
 Net realized and unrealized gain
   (loss) on investments                             (0.24)           0.11        0.33         0.20        0.50          (0.98)
                                                ----------      ----------  ----------  -----------  ----------     ----------
     Total income (loss) from investment
       operations                                     0.04            0.68        1.00         0.94        1.27          (0.23)
                                                ----------      ----------  ----------  -----------  ----------     ----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                         (0.16)          (0.66)      (0.70)       (0.86)      (0.69)         (0.76)
  From net realized gains                                -               -       (0.08)           -           -              -
                                                ----------      ----------  ----------  -----------  ----------     ----------
     Total distributions                             (0.16)          (0.66)      (0.78)       (0.86)      (0.69)         (0.76)
                                                ----------      ----------  ----------  -----------  ----------     ----------
NET ASSET VALUE, END OF PERIOD                  $    12.39      $    12.51  $    12.49  $     12.27  $    12.19     $    11.61
                                                ==========      ==========  ==========  ===========  ==========     ==========
TOTAL RETURN(a)                                       0.29%**         5.59%       8.40%        7.89%      11.19%         (1.83)%
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)             $  373,199      $  378,991  $  386,227  $   293,109  $  232,431     $  239,910
  Net expenses to average daily net assets            0.47%*          0.46%       0.47%        0.48%       0.49%          0.50%
  Net investment income to average daily
    net assets                                        4.45%*          4.56%       5.51%        5.98%       6.54%          6.19%
  Portfolio turnover rate                               51%**           77%         41%          53%         20%            41%

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARE METHOD.
(a) TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.
(b) THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUMS AND DISCOUNTS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED DECEMBER 31, 2001 WAS A DECREASE TO NET INVESTMENT INCOME PER SHARE OF $0.01, AN INCREASE TO NET REALIZED AND UNREALIZED GAINS AND LOSSES PER SHARE OF $0.01 AND A DECREASE OF THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 6.11% TO 5.98%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

    The accompanying notes are an integral part of the financial statements.

MML BLEND FUND - FINANCIAL STATEMENTS

                                           SIX MONTHS ENDED
                                                6/30/04      YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED      YEAR ENDED
                                              (UNAUDITED)     12/31/03     12/31/02      12/31/01(b)    12/31/00        12/31/99
                                           ----------------  -----------   -----------   -----------   -----------    -----------
NET ASSET VALUE, BEGINNING OF PERIOD         $     14.66     $     12.67   $     14.76   $     19.51   $     23.51    $     25.08
                                             -----------     -----------   -----------   -----------   -----------    -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                             0.17            0.34          0.39          0.47          0.76***        0.84
  Net realized and unrealized gain (loss)
    on investments                                  0.20            2.01         (2.08)        (1.69)        (0.73)         (1.13)
                                             -----------     -----------   -----------   -----------   -----------    -----------
      Total income (loss) from investment
        operations                                  0.37            2.35         (1.69)        (1.22)         0.03          (0.29)
                                             -----------     -----------   -----------   -----------   -----------    -----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                       (0.09)          (0.36)        (0.40)        (0.56)        (0.70)         (0.84)
  From net realized gains                              -               -             -         (2.97)        (3.33)         (0.44)
                                             -----------     -----------   -----------   -----------   -----------    -----------
      Total distributions                          (0.09)          (0.36)        (0.40)        (3.53)        (4.03)         (1.28)
                                             -----------     -----------   -----------   -----------   -----------    -----------
NET ASSET VALUE, END OF PERIOD               $     14.94     $     14.66   $     12.67   $     14.76   $     19.51    $     23.51
                                             ===========     ===========   ===========   ===========   ===========    ===========

TOTAL RETURN(a)                                     2.50%**        18.71%       (11.53)%       (5.75)%        0.02%         (1.24)%
RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)          $ 1,041,997     $ 1,085,142   $ 1,048,441   $ 1,451,123   $ 1,836,095    $ 2,636,321
  Net expenses to average daily net assets          0.42%*          0.42%         0.42%         0.40%         0.39%          0.38%
  Net investment income to average daily
    net assets                                      2.25%*          2.44%         2.80%         2.85%         3.30%          3.34%
  Portfolio turnover rate                             59%**          101 %          90%           87%          103%            21%

*    ANNUALIZED.
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED USING THE AVERAGE SHARES METHOD.
(a) TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.
(b) THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN AMORTIZING PREMIUM AND DISCOUNTS ON DEBT SECUTITIES. THE EFFECT OF THIS CHARGE FOR THE YEAR ENDED DECEMBER 31, 2001 WAS A DECREASE TO NET INVESTMENT INCOME PER SHARE OF $0.003, AN INCREASE TO NET REALIZED AND UNREALIZED GAINS AND LOSSES OF $0.003 AND A DECREASE OF THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 2.87% TO 2.85%. PER SHARE DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JANUARY 1, 2001 HAVE NOT BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

    The accompanying notes are an integral part of the financial statements.

MML EQUITY FUND - FINANCIAL STATEMENTS

                                           SIX MONTHS ENDED
                                                6/30/04      YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED      YEAR ENDED
                                              (UNAUDITED)     12/31/03      12/31/02      12/31/01      12/31/00        12/31/99
                                           ----------------  -----------   -----------   -----------   -----------    -----------
NET ASSET VALUE, BEGINNING OF PERIOD         $     20.82     $     16.60   $     21.28   $     34.30   $     36.56    $     39.20
                                             -----------     -----------   -----------   -----------   -----------    -----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income                             0.19            0.33          0.27          0.35          0.53***        0.71
  Net realized and unrealized gain
    (loss) on investments                           0.56            4.22         (4.41)        (5.23)         0.53          (2.21)
                                             -----------     -----------   -----------   -----------   -----------    -----------
      Total income (loss) from investment
        operations                                  0.75            4.55         (4.14)        (4.88)         1.06          (1.50)
                                             -----------     -----------   -----------   -----------   -----------    -----------
LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income                           -           (0.33)        (0.27)        (0.62)        (0.30)         (0.71)
  From net realized gains                              -               -         (0.27)        (7.52)        (3.02)         (0.43)
                                             -----------     -----------   -----------   -----------   -----------    -----------
      Total distributions                              -           (0.33)        (0.54)        (8.14)        (3.32)         (1.14)
                                             -----------     -----------   -----------   -----------   -----------    -----------
NET ASSET VALUE, END OF PERIOD               $     21.57     $     20.82   $     16.60   $     21.28   $     34.30    $     36.56
                                             ===========     ===========   ===========   ===========   ===========    ===========
TOTAL RETURN(a)                                     3.59%**        27.49%       (19.55)%      (14.72)%        2.86%         (3.82)%

RATIOS / SUPPLEMENTAL DATA:
  Net assets, end of period (000's)          $ 1,327,173     $ 1,338,438   $ 1,155,240   $ 1,667,665   $ 2,180,741    $ 2,748,155
  Net expenses to average daily net assets          0.41%*          0.41%         0.42%         0.40%         0.40%          0.37%
  Net investment income to average daily
    net assets                                      1.72%*          1.77%         1.33%         1.22%         1.47%          1.78%
  Portfolio turnover rate                             17%**           61%           67%          101%           69%            16%

*    ANNUALIZED
**   PERCENTAGE REPRESENTS RESULTS FOR THE PERIOD AND ARE NOT ANNUALIZED.
***  PER SHARE AMOUNT CALCULATED ON THE AVERAGE SHARES METHOD.
(a) TOTAL RETURN INFORMATION SHOWN IN THE FINANCIAL HIGHLIGHTS TABLE DOES NOT REFLECT EXPENSES THAT APPLY AT THE SEPARATE ACCOUNT LEVEL OR TO RELATED INSURANCE PRODUCTS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FIGURES FOR ALL PERIODS SHOWN.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. THE FUND

MML Series Investment Fund ("MML Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a no-load, open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 14, 1993, as amended. The following are four series of the Trust (each individually referred to as a "Fund" or collectively as the "Funds"): MML Money Market Fund ("Money Market Fund"), MML Managed Bond Fund ("Managed Bond Fund"), MML Blend Fund ("Blend Fund") and MML Equity Fund ("Equity Fund"). The MML Trust was established by Massachusetts Mutual Life Insurance Company ("MassMutual") for the purpose of providing vehicles for the investment of assets of various separate investment accounts established by MassMutual and by life insurance companies which are subsidiaries of MassMutual. Shares of MML Trust are not offered to the general public.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

INVESTMENT VALUATION

Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees ("Trustees"), which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. For the Managed Bond Fund, Blend Fund and Equity Fund, short-term securities with a remaining maturity of sixty days or less are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. The Money Market Fund's portfolio securities are valued at amortized cost in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended, pursuant to which the Money Market Fund must adhere to certain conditions. It is the intention of the Money Market Fund to maintain a per-share net asset value of $1.00. All other securities and other assets, including debt securities for which the prices supplied by a pricing agent are deemed by MassMutual not to be representative of market values, including restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies will be converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Trustees.

SECURITIES LENDING

The Managed Bond Fund, Blend Fund and Equity Fund may lend their securities to qualified brokers; however, securities lending cannot exceed 10% of the total assets of the Managed Bond Fund taken at current value, and 33% of the total assets of the Blend Fund and the Equity Fund taken at current value. The loans are collateralized at all times with cash or securities with a market value at least equal to 100% of the market value of the securities on loan. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities. At June 30, 2004, the Funds loaned securities having the following market values, collateralized by cash, which was invested in short-term instruments in the following amounts:

                                        SECURITIES ON LOAN    COLLATERAL
                                        ------------------    ----------
Managed Bond Fund                          $  32,068,059     $ 32,695,921
Blend Fund                                    75,816,588       77,927,535
Equity Fund                                   82,243,561       85,169,600

REPURCHASE AGREEMENTS

The Money Market Fund, Managed Bond Fund and Blend Fund may enter into repurchase agreements with certain banks and broker/dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Funds, through their custodian, take possession of the securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds in the event of default by the seller. Collateral for repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Funds and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters insolvency proceedings, realization of collateral by the Funds may be delayed or limited.

ACCOUNTING FOR INVESTMENTS

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed on the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAX

It is each Fund's intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. Under such provisions, the Funds will not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income are declared and paid quarterly for the Managed Bond and Blend Fund and annually for the Equity Fund and at other times as may be required to satisfy tax or regulatory requirements. Dividends from net investment income are declared daily and paid monthly for the Money Market Fund. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to investments in forward contracts, passive foreign investment companies, the deferral of wash sale losses, and paydowns on certain mortgage-backed securities. As a result, net investment income and net realized gain on investment transactions for a reporting period may differ significantly from distributions during such period.

Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting the net asset value of the Funds.

FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities.

Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of dividends recorded on the books of the Funds and the amount actually received.

FORWARD FOREIGN CURRENCY CONTRACTS

The Managed Bond and Blend Funds may enter into forward foreign currency contracts in order to hedge the effect of currency movements of foreign denominated securities or obligations. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange and interest rates. Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

Forward foreign currency contracts involve a risk of loss from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in foreign currency values and interest rates.

The notional or contractual amounts of these instruments represent the investments the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered.

At June 30, 2004, the Funds had no open forward foreign currency contracts.

FORWARD COMMITMENTS

Each Fund may purchase or sell securities on a "when issued" or delayed delivery or on a forward commitment basis. The Funds use forward commitments to manage interest rate exposure or as a temporary substitute for purchasing or selling particular debt securities. Delivery and payment for securities purchased on a forward commitment basis can take place a month or more after the date of the transaction. The Funds instruct the custodian to segregate assets in a separate account with a current market value at least equal to the amount of its forward purchase commitments. The price of the underlying security and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Forward commitments are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the value of the forward commitment. When a forward commitment contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. The Funds could also be exposed to loss if they cannot close out their forward commitments because of an illiquid secondary market, or the inability of counterparties to perform. The Funds monitor exposure to ensure counterparties are creditworthy and concentration of exposure is minimized.

At June 30, 2004, the Funds had no open forward commitments.

FINANCIAL FUTURES CONTRACTS

The Funds may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or as a substitute for the purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. When the contract is closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

A summary of open futures contracts for the Blend Fund at June 30, 2004, is as follows:

                                                       NOTIONAL
  NUMBER OF                                            CONTRACT      NET UNREALIZED
  CONTRACTS           TYPE         EXPIRATION DATE       VALUE        APPRECIATION
--------------    -------------    ---------------    -----------    --------------
MML BLEND FUND
BUYS
15                S&P 500 Index        09/16/04       $ 4,276,500      $   25,020

3. MANAGEMENT FEES AND OTHER TRANSACTIONS

INVESTMENT MANAGEMENT FEE

Under agreements between the Trust and MassMutual on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for this service, MassMutual receives advisory fees monthly from each Fund at the annual rate of 0.50% of the first $100,000,000, 0.45% of the next $200,000,000, 0.40% of the next $200,000,000 and 0.35% of any excess over
$500,000,000 of the average daily net asset value of each Fund.

MassMutual has entered into investment sub-advisory agreements with David L. Babson & Company, Inc. ("DLB"), pursuant to which DLB serves as each Fund's sub-adviser providing day-to-day management of each Fund's investments. DLB is a wholly-owned subsidiary of DLB Acquisition Corporation, which is a controlled subsidiary of MassMutual. DLB receives a fee from MassMutual equal to an annual rate of 0.13% of the average daily net asset value of the portion of the assets of the Equity Fund that DLB manages, 0.13% of the average daily net assets of the Equity Segment of the Blend Fund, 0.09% of the average daily net assets of the Money Market and Bond Segments of the Blend Fund, 0.05% of the average daily net assets of the Money Market Fund and 0.10% of the average daily net assets of the Managed Bond Fund.

MassMutual has also entered into an investment sub-advisory agreement with Alliance Capital Management L.P. ("Alliance Capital"). Alliance Capital is a limited partnership, the majority ownership interests in which are held by its affiliates: Alliance Capital Management Holding L.P., a publicly traded partnership; and AXA Financial, Inc. ("AXA Financial") together with certain wholly-owned subsidiaries of AXA Financial. AXA Financial is a wholly-owned subsidiary of AXA. The sub-advisory agreement with Alliance Capital provides that Alliance Capital manage a portion of the investment and reinvestment of the assets of the Equity Fund. MassMutual pays a sub-advisory fee to Alliance Capital based upon the aggregate net assets under management which include (1) the average daily net asset value of the portion of the assets of the Equity Fund that Alliance Capital manages, and (2) the average daily net assets of all other funds or accounts of MassMutual or its affiliates for which Alliance Capital provides sub-advisory services and which have substantially the same investment objectives, policies and investment strategies.

EXPENSE WAIVERS

MassMutual has agreed, at least through April 30, 2005, to bear the expenses of each Fund to the extent that the aggregate expenses (excluding each Fund's management fee, interest, taxes, brokerage commissions and extraordinary expenses) incurred during the Fund's fiscal year exceed 0.11% of the average daily net asset value of each Fund for such year. No waivers have been required as a result of this agreement.

OTHER

Certain officers and trustees of the Funds are also officers of MassMutual. The compensation of each trustee who is not an officer or employee of MassMutual is borne by the Funds.

DEFERRED COMPENSATION

Trustees of the Funds that are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of the Non-Qualified Deferred Compensation Plan. Any amounts deferred shall accrue interest at a rate equal to eight percent (8%) per annum.

For the six months ended June 30, 2004, no significant amounts have been deferred.

4. PURCHASES AND SALES OF INVESTMENTS

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the six months ended June 30, 2004, were as follows:

                          LONG-TERM U.S.       OTHER LONG-TERM
                      GOVERNMENT SECURITIES      SECURITIES
                      ---------------------    ---------------
PURCHASES
Managed Bond Fund        $  127,656,251        $   52,715,378
Blend Fund                   86,317,058           483,063,006
Equity Fund                          --           224,801,805

SALES
Managed Bond Fund        $  125,318,309        $   68,063,323
Blend Fund                   99,895,373           540,520,304
Equity Fund                          --           276,504,674

5. CAPITAL SHARE TRANSACTIONS

The Funds are authorized to issue an unlimited number of shares, with no par value in each class of shares. Changes in shares outstanding for each Fund are as follows:

                                      SIX MONTHS ENDED JUNE 30, 2004     YEAR ENDED DECEMBER 31, 2003
                                      ------------------------------    ------------------------------
                                          SHARES          AMOUNT            SHARES          AMOUNT
                                      -------------    -------------    -------------    -------------
MONEY MARKET FUND
Sold                                     39,413,209    $  39,371,459      105,705,023    $ 105,590,864
Issued as reinvestment of dividends         318,702          318,365        1,152,760        1,151,593
Redeemed                                (54,368,944)     (54,311,340)    (157,549,810)    (157,379,811)
                                      -------------    -------------    -------------    -------------
   Net Increase (Decrease)              (14,637,033)   $ (14,621,516)     (50,692,027)   $ (50,637,354)
                                      =============    =============    =============    =============
MANAGED BOND FUND
Sold                                      2,882,412    $  35,982,360        7,918,246    $  99,825,935
Issued as reinvestment of dividends         366,231        4,638,141        1,653,061       20,809,869
Redeemed                                 (3,425,674)     (42,964,301)     (10,213,932)    (128,594,509)
                                      -------------    -------------    -------------    -------------
   Net Increase (Decrease)                 (177,031)   $  (2,343,800)        (642,625)   $  (7,958,705)
                                      =============    =============    =============    =============
BLEND FUND
Sold                                      1,083,685    $  16,091,824        2,306,539    $  31,049,864
Issued as reinvestment of dividends         425,697        6,348,094        1,979,001       27,002,708
Redeemed                                 (5,771,918)     (85,620,014)     (12,990,744)    (172,966,124)
                                      -------------    -------------    -------------    -------------
   Net Increase (Decrease)               (4,262,536)   $ (63,180,096)      (8,705,204)   $(114,913,552)
                                      =============    =============    =============    =============
EQUITY FUND
Sold                                      1,188,888    $  25,131,215        2,869,073    $  51,938,991
Issued as reinvestment of dividends               -                -        1,019,277       21,136,767
Redeemed                                 (3,935,727)     (83,376,786)      (9,220,071)    (163,790,004)
                                      -------------    -------------    -------------    -------------
   Net Increase (Decrease)               (2,746,839)   $ (58,245,571)      (5,331,721)   $ (90,714,246)
                                      =============    =============    =============    =============

6. FOREIGN SECURITIES

The Funds may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities issued by U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.

7. FEDERAL INCOME TAX INFORMATION

At June 30, 2004, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a Federal income tax basis, were as follows:

                                         FEDERAL        TAX BASIS      TAX BASIS      NET UNREALIZED
                                       INCOME TAX      UNREALIZED      UNREALIZED     APPRECIATION/
                                          COST        APPRECIATION    DEPRECIATION    (DEPRECIATION)
                                     --------------   ------------    ------------    --------------
Managed Bond Fund                    $  399,384,970   $   8,792,693   $ (6,006,821)   $    2,785,872
Blend Fund                              954,916,776     165,223,834     (8,880,967)      156,342,867
Equity Fund                           1,164,877,778     239,689,007    (12,222,297)      227,466,710

Note: The aggregate cost for investments for the Money Market Fund as of June 30, 2004, is the same for financial reporting and Federal income tax purposes.

At December 31, 2003, the following Funds had available, for Federal income tax purposes, unused capital losses:

                                        EXPIRING        EXPIRING        EXPIRING
                                          2009            2010            2011
                                     --------------   -----------     ------------
Money Market Fund                    $      200,726   $          -    $          -
Managed Bond Fund                                 -      3,720,523               -
Blend Fund                              138,677,965     96,826,930      44,214,404
Equity Fund                                       -    178,923,645      94,130,260

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year, or until their respective expiration dates, whichever occurs first.

Certain differences exist from the amounts reflected in the Statement of Changes in Net Assets primarily due to the character of short-term capital gains treated as ordinary income for tax purposes. The tax character of distributions paid during the year ended December 31, 2003 was as follows:

                                        ORDINARY       LONG TERM       RETURN OF
                                         INCOME       CAPITAL GAIN      CAPITAL
                                     --------------   ------------    ----------
Money Market Fund                    $    1,051,782   $          -    $        -
Managed Bond Fund                        20,809,869              -             -
Blend Fund                               27,002,708              -             -
Equity Fund                              21,136,767              -             -

At December 31, 2003, the components of distributable earnings on a tax basis were as follows:

                                     UNDISTRIBUTED          LONG TERM               UNREALIZED
                                       ORDINARY            CAPITAL GAIN/           APPRECIATION
                                        INCOME        (CAPITAL LOSS CARRYOVER)    (DEPRECIATION)
                                     -------------    ------------------------    --------------
Money Market Fund                      $  32,835          $       (200,726)       $            -
Managed Bond Fund                              -                (4,002,183)           11,777,099
Blend Fund                                     -              (310,598,980)          177,361,872
Equity Fund                                    -              (290,067,827)          227,291,502

The following Funds have elected to defer to January 1, 2004 post-October losses:

                                                                      AMOUNT
                                                                    ---------
Managed Bond Fund                                                   $  10,185
Blend Fund                                                            766,582

8. PROXY VOTING

A description of the policies and procedures that the Fund's investment adviser and sub-advisers use to vote proxies relating to the Fund's portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission's website at http://www.sec.gov.

On or after August 31, 2004, information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available, without charge, upon request, on the MassMutual website at http://www.massmutual.com, and on the Securities and Exchange Commission's website at http://www.sec.gov.

9. SUBSEQUENT EVENT

David L. Babson & Company Inc. is now known as Babson Capital Management LLC ("Babson Capital").

[MASSMUTUAL FINANCIAL GROUP(SM) LOGO]


Massachusetts Mutual Life Insurance Company and affiliates, Springfield, MA 01111-0001

www.massmutual.com


MassMutual Financial Group is a marketing designation
(or fleet name) for Massachusetts Mutual Life Insurance Company
(MassMutual) and its affiliates.                                      L4540  804

ITEM 2. CODE OF ETHICS. (annual only)

       Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT. (annual only)

       Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. (annual only)

       Not applicable to this filing.

ITEMS 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

       Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS

       Not applicable to this filing.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

       Not applicable to this filing.

ITEMS 8. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILITAED PURCHASERS.

       Not applicable to this filing.

ITEMS 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

       Not applicable to this filing.

ITEM 10. CONTROLS AND PROCEDURES.

         (a) The Registrant's Principal Executive Officer and Principal Financial Officer concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"), based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures as of the Evaluation Date.

         (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

       (a)(1) Code of Ethics (Item 2) is not applicable to this filing.

       (a)(2) Certification of Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99CERT.

       (a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

       (b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as
       Exhibit 99.906CERT.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)              MML Series Investment Fund
            --------------------------------------------------------------------

By (Signature and Title)  /s/ David W. O'Leary
                          ------------------------------------------------------
                          David W. O'Leary, President and
                          Principal Executive Officer


Date  8/17/04
      ----------------------------------


       Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)  /s/ David W. O'Leary
                          ------------------------------------------------------
                          David W. O'Leary, President and
                          Principal Executive Officer


Date  8/17/04
      ----------------------------------

By (Signature and Title)  /s/ James S. Collins
                          ------------------------------------------------------
                          James S. Collins, Treasurer and
                          Principal Financial Officer


Date  8/23/04
      ----------------------------------